Registration Nos. 33-50208

811-7062

As filed with the Securities and Exchange Commission on May 1, 2015

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.       ☐

Post-Effective Amendment No. 47 ☒

and/or

REGISTRATION STATEMENT UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 48 ☒

(Check appropriate box or boxes)

Pacific Global Fund, Inc.

d/b/a Pacific Advisors Fund Inc.

(Exact Name of Registrant as Specified in Charter)

101 North Brand Boulevard

Suite 1950

Glendale, CA 91203

(Address of Principal Executive Office)

Registrant’s Telephone Number, including Area Code:

(818) 242-6693

George A. Henning

Pacific Global Investment Management Company

101 North Brand Boulevard

Suite 1950

Glendale, CA 91203

(Agent for Service)

Copies to:

Joan E. Boros, Esq.

Stradley Ronon Stevens & Young, LLP

1250 Connecticut Avenue, NW, Suite 500

Washington, DC  20036

Approximate Date of Proposed Public Offering: Continuous.

It is proposed that this filing will become effective:

☒  Immediately upon filing pursuant to Paragraph (b)

☐  On                                  pursuant to Paragraph (b)

☐  60 days after filing pursuant to Paragraph (a)(1)

☐  On (date) pursuant to Paragraph (a)(1)

☐  75 days after filing pursuant to Paragraph (a)(2)

☐  On                                  pursuant to Paragraph (a)(2) of Rule 485.

The Registrant has registered an indefinite number or amount of its shares of common stock for each of its six series under the Securities Act of 1933 pursuant to Section 24(f) under the Investment Company Act of 1940.

Your most recent Pacific Advisors Fund

prospectus

prospectus    May 1, 2015

government securities fund

•  class A (ticker: PADGX)

•  class C (ticker: PGGCX)

income and equity fund

•  class A (ticker: PADIX)

•  class C (ticker: PIECX)

balanced fund

•  class A (ticker: PAABX)

•  class C (ticker: PGBCX)

large cap value fund

•  class A (ticker: PAGTX)

•  class C (ticker: PGCCX)

mid cap value fund

•  class A (ticker: PAMVX)

•  class C (ticker: PMVCX)

small cap value fund

•  class A (ticker: PASMX)

•  class C (ticker: PGSCX)

•  class I (ticker: PGISX)

This prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

This prospectus does not constitute an offering of any class or series in any state in which such class or series is not authorized for sale.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus or any other mutual fund prospectus. Any representation to the contrary is a criminal offense.

Mutual fund shares are not deposits or obligations of, or guaranteed by, any depository institution. Shares are not insured by the Federal Deposit Insurance Corporation ("FDIC"), the Federal Reserve Board, or any other agency, and are subject to investment risk, including the possible loss of principal.

Fund Summaries

Government Securities Fund (Class A and Class C)

Investment Objective

High current income, preservation of capital, and rising future income, consistent with prudent investment risk.

Portfolio Fees and Expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, more than $25,000 in the Pacific Advisors Funds (the "Funds"). More information about these and other discounts is available from your financial professional and in "Sales Charges" starting on page 52 of this prospectus and "Reducing Your Sales Charge — Class A Shares" starting on page 36 of the Funds' statement of additional information ("SAI").

	Class A	Class C
Shareholder Fees (paid by you directly)
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	4.75%	0.00%
Maximum Contingent Deferred Sales Charge (as a percentage of offering price or net asset value at the time of sale, whichever is less, if you sell Class C shares within one year of purchase)	None	1.00%
Exchange Fee (applies on each exchange after the first five exchanges in each calendar year)	$10	$10
Redemption Fee (with certain exceptions, applies if you sell or exchange shares within 30 days of purchase)	2.00%	2.00%
Wire Redemption Fee	$25	$25
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.65%	0.65%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses	5.47%	5.44%
Total Annual Fund Operating Expenses	6.37%	7.09%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

	1 Year	3 Years	5 Years	10 Years
Class A	$1,078	$2,258	$3,407	$6,143
Class C	798	2,072	3,389	6,448

You would pay the following expenses if you did not redeem your shares. The figures for Class A shares would be the same as shown above.

	1 Year	3 Years	5 Years	10 Years
Class C	$702	$2,061	$3,364	$6,392

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 183% of the average value of its portfolio.

Principal Investment Strategies

The Fund's principal investment strategies are:

•  Investing at least 80% of net assets (plus borrowing for investment purposes) in U.S. Government fixed income securities. These include securities issued or guaranteed by the U.S. Treasury; issued by a U.S. Government agency; or issued by a Government-Sponsored Enterprise (GSE). U.S. Treasury securities include direct obligations of the U.S. Treasury, (i.e., Treasury bills, notes and bonds). U.S. Government agency bonds are backed by the full faith and credit of the U.S. Government or guaranteed by the U.S. Treasury (such as securities of the Government National Mortgage Association (GNMA or Ginnie Mae)). GSE bonds are issued by certain federally-chartered but privately-owned corporations, but are neither direct obligations of, nor backed by the full faith and credit of, the U.S. Government. GSE bonds include: bonds issued by Federal Home Loan Banks (FHLB), Federal Farm Credit Banks (FCS), Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac) and the Federal National Mortgage Association (FNMA or Fannie Mae).

•  Investing in zero-coupon bonds, foreign securities (primarily through American Depositary Receipts ("ADRs")), dividend-paying stocks, and high-quality money market securities. To the extent that zero-coupon bonds qualify as U.S. Government fixed income securities, those Fund investments would be part of the 80% of net assets discussed above.

•  Investing a higher proportion of its assets in shorter-term bonds when the Manager believes interest rates will rise, and a higher proportion in longer-term bonds when the Manager believes interest rates will fall.

Principal Risks

Risk is inherent in all investing. The value of your investment in the Fund may fluctuate significantly from day-to-day and over time. You may lose all or part of your investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. There can be no assurance that the Fund will achieve its investment objective.

Following is a summary of the principal risks of investing in the Fund.

•  Bond prices are affected by interest rates. Bond prices generally decline when interest rates rise and generally rise when interest rates fall. Rising interest rates, along with the resulting fall in bond prices, would likely negatively affect the Fund's return and could cause an increase in Fund redemptions and general volatility in the bond markets. In addition, any lack of liquidity in the bond markets could increase any existing volatility. Longer-term debt and zero-coupon bonds are more sensitive to interest rate changes than debt instruments with shorter maturities. In addition, when interest rates decline, the prices of mortgage-backed bonds typically do not rise as much as prices of comparable bonds. This is because the Market tends to discount mortgage-backed securities prices for prepayment risk (see below).

•  Credit risk. The Fund is subject to credit risk, which is the chance that a bond issuer will fail to pay interest or principal on time. Entities such as Freddie Mac, Fannie Mae, and the FHLB, although chartered or sponsored by Congress, are not funded by Congressional appropriations. The debt and mortgage-backed securities issued by them are neither guaranteed nor insured by the U.S. government. For those periods when the Fund does not own any securities guaranteed or insured by the U.S. government, its risk exposure is increased. Changes in the credit strength of an issuer may reduce the credit rating of its debt investments and may affect their value. It is important to note that neither the Fund's share price nor its yield is guaranteed by the U.S. government.

•  Prepayment risk. The Fund's performance could be hurt by prepayment risk, which is the risk that mortgage-backed bonds will be paid off early if a decline in interest rates prompts homeowners to refinance their mortgages. The Fund would be required to reinvest the proceeds at the lower interest rates available, and would experience a decline in income and lose the opportunity for additional price appreciation. Also, if a bond was purchased at a premium, the value of the premium would be lost in the event of prepayment. Prepayments generally increase when interest rates fall.

•  Foreign securities, including ADRs, carry different risks than domestic securities. Adverse political, economic, social or other conditions in a foreign country may make the stocks of that country difficult or impossible to sell. Investments in foreign securities are also subject to currency fluctuations and may be subject to foreign withholding and other taxes. In addition, it is more difficult to obtain reliable information about some foreign securities as their issuers may not be subject to the same disclosure standards and practices as U.S. issuers.

•  Stock prices may fluctuate more than other securities. Stock prices can decline significantly in response to adverse market conditions, company-specific events, and other domestic and international political and economic developments. Because the Fund may have a significant stock component, it may be more subject to this risk than other government securities funds. The Manager tries to reduce this risk by buying stocks of companies that have established operating histories, strong or improving balance sheets, and growth potential.

•  Market events risk. The financial markets may experience periods of significant stress that can result in volatility, valuation, pricing, and liquidity problems for certain securities. These problems and a variety of forces, including governmental programs, investments, legislation, regulations, policies, or other actions in response to market conditions, may have an adverse effect on the Fund's investments, and may directly or indirectly affect the Fund's ability to meet its investment objectives.

For more information on the risks of investing in the Fund, please see "More Information About the Funds" starting on page 42 of this prospectus.

Performance

The following chart and table give you some indication of the risks of investing in the Fund. The risk/return bar chart shows the change in the Fund's performance from year to year. The average annual total return table shows how the Fund's average annual returns for 1, 5 and 10 years compare with a broad measure of market performance.

The Fund's past performance (before and after taxes) is not necessarily indicative of how it will perform in the future. For current performance information, please visit www.pacificadvisorsfunds.com.

Risk/Return Bar Chart (Class A Shares)

(Results do not include the sales charge; if the sales charge were included, results would be lower.)

During the period shown, the highest quarterly return was 2.78% (quarter ended September 30, 2006), and the lowest quarterly return was –1.99% (quarter ended September 30, 2008).

Average Annual Total Returns
(for the periods ended December 31, 2014)

	1 Year	5 Years	10 Years
Class A Shares
Return Before Taxes	–5.20%	–0.57%	0.67%
Return After Taxes on Distributions	–5.20%	–0.57%	0.21%
Return After Taxes on Distributions and Sale of Fund Shares	–2.92%	–0.41%	0.41%
Class C Shares
Return Before Taxes	–1.24%	–0.31%	0.42%
Barclays Capital Intermediate T-Bond Index (does not reflect deduction for fees, expenses or taxes)	2.52%	2.78%	3.76%

The results for Class A shares include the maximum sales charge.

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or Individual Retirement Accounts ("IRAs"). After-tax returns are shown only for Class A shares; after-tax returns for Class C will vary.

Management of the Fund

Investment Manager

Pacific Global Investment Management Company ("Pacific Global," "PGIMC" or the "Manager") is the manager of the Fund.

Portfolio Manager

Jingjing Yan, CFA, Vice President and Treasurer, PGIMC. Ms. Yan has managed the Fund since 2010, and has been associated with PGIMC since 2001.

For important information about the purchase and sale of Fund shares, tax information and payments to broker/dealers and other financial intermediaries, please see "Purchase and Sale of Fund Shares," "Tax Information," and "Payments to Broker/Dealers and Other Financial Intermediaries" starting on page 32 of this prospectus.

Income and Equity Fund (Class A and Class C)

Investment Objective

Current income and, secondarily, long-term capital appreciation.

Portfolio Fees and Expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, more than $25,000 in the Funds. More information about these and other discounts is available from your financial professional and in "Sales Charges" starting on page 52 of this prospectus and "Reducing Your Sales Charge — Class A Shares" starting on page 36 of the SAI.

	Class A	Class C
Shareholder Fees (paid by you directly)
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	4.75%	0.00%
Maximum Contingent Deferred Sales Charge (as a percentage of offering price or net asset value at the time of sale, whichever is less, if you sell Class C shares within one year of purchase)	None	1.00%
Exchange Fee (applies on each exchange after the first five exchanges in each calendar year)	$10	$10
Redemption Fee (with certain exceptions, applies if you sell or exchange shares within 30 days of purchase)	2.00%	2.00%
Wire Redemption Fee	$25	$25
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses	1.66%	1.66%
Total Annual Fund Operating Expenses	2.66%	3.41%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

	1 Year	3 Years	5 Years	10 Years
Class A	$731	$1,262	$1,818	$3,326
Class C	442	1,040	1,761	3,666

You would pay the following expenses if you did not redeem your shares. The figures for Class A shares would be the same as shown above.

	1 Year	3 Years	5 Years	10 Years
Class C	$344	$1,048	$1,774	$3,694

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 13% of the average value of its portfolio.

Principal Investment Strategies

The Fund's principal investment strategies are:

•  Investing primarily in investment grade U.S. corporate bonds and in dividend-paying stocks.

•  Investing in U.S. government securities and high-quality money market securities.

•  Investing a majority of its assets in fixed income securities. Investing a higher proportion of its assets in stocks when the economic outlook is favorable.

•  Focusing on total return in selecting stocks. Using fundamental analysis to evaluate each company's financial condition and prospects, as well as economic conditions.

Principal Risks

Risk is inherent in all investing. The value of your investment in the Fund may fluctuate significantly from day-to-day and over time. You may lose all or part of your investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. There can be no assurance that the Fund will achieve its investment objective.

Following is a summary of the principal risks of investing in the Fund.

•  Bond prices are affected by interest rates. Bond prices generally decline when interest rates rise and generally rise when interest rates fall. Rising interest rates, along with the resulting fall in bond prices, would likely negatively affect the Fund's return and could cause an increase in Fund redemptions and general volatility in the bond markets. In addition, any lack of liquidity in the bond markets could increase any existing volatility. Longer-term debt and zero-coupon bonds are more sensitive to interest rate changes than debt instruments with shorter maturities.

•  Credit risk. The chance a bond issuer will fail to pay principal or interest on time. Changes in the credit rating of an issuer or the market's perception of an issuer's creditworthiness may affect the value of a bond.

•  Prepayment and call risk. Certain bonds may be paid off by the issuer more quickly than anticipated. The Fund would be required to reinvest the proceeds in bonds with lower interest rates available, and would experience a decline in income and lose the opportunity for additional price appreciation. Also, if a bond was purchased at a premium, the value of the premium would be lost in the event of prepayment. Prepayments generally increase when interest rates fall.

•  Stock prices may fluctuate more than other securities. Stock prices can decline significantly in response to adverse market conditions, company-specific events, and other domestic and international political and economic developments. Different parts of the market can react differently to these developments. The Manager tries to reduce this risk by buying stocks of companies that have established operating histories, strong or improving balance sheets, and growth potential.

•  Market events risks. The financial markets may experience periods of significant stress that can result in volatility, valuation, pricing, and liquidity problems for certain securities. These problems and a variety of forces, including governmental programs, investments, legislation, regulations, policies, or other actions in response to market conditions, may have an adverse effect on the Fund's investments, and may directly or indirectly affect the Fund's ability to meet its investment objectives.

For more information on the risks of investing in the Fund, please see "More Information About the Funds" starting on page 42 of this prospectus.

Performance

The following chart and table give you some indication of the risks of investing in the Fund. The risk/return bar chart shows the change in the Fund's performance from year to year. The average annual total return table shows the Fund's average annual returns for 1, 5 and 10 years compare with a broad measure of market performance. The table includes performance information for the Barclays Capital Intermediate Corporate Bond Index and the S&P 500® Index which provide bases for comparison of the Fund's mix of fixed income and equity securities, respectively.

The Fund's past performance (before and after taxes) is not necessarily indicative of how it will perform in the future. For current performance information, please visit www.pacificadvisorsfunds.com.

Risk/Return Bar Chart (Class A Shares)

(Results do not include the sales charge; if the sales charge were included, results would be lower.)

During the period shown, the highest quarterly return was 10.21% (quarter ended June 30, 2009), and the lowest quarterly return was –7.76% (quarter ended December 31, 2008).

Average Annual Total Returns
(for the periods ended December 31, 2014)

	1 Year	5 Years	10 Years
Class A Shares
Return Before Taxes	1.32%	5.99%	3.41%
Return After Taxes on Distributions	0.53%	5.26%	2.72%
Return After Taxes on Distributions and Sale of Fund Shares	0.75%	4.38%	2.47%
Class C Shares
Return Before Taxes	5.51%	6.20%	3.13%
Barclays Capital Intermediate Corporate Bond Index (does not reflect deduction for fees, expenses or taxes)	4.35%	5.36%	5.01%
S&P 500® Index (does not reflect deduction for fees, expenses or taxes)	13.69%	15.45%	7.67%

The results for Class A shares include the maximum sales charge.

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs. After-tax returns are shown only for Class A shares; after-tax returns for Class C will vary.

Management of the Fund

Investment Manager

PGIMC is the manager of the Fund.

Portfolio Manager

Charles Suh, CFA, Vice President, PGIMC. Mr. Suh has managed the Fund since 2010, and has been associated with PGIMC since 2007.

Jingjing Yan, CFA, Vice President and Treasurer, PGIMC. Ms. Yan has managed the Fund since 2010, and has been associated with PGIMC since 2001.

For important information about the purchase and sale of Fund shares, tax information and payments to broker/dealers and other financial intermediaries, please see "Purchase and Sale of Fund Shares," "Tax Information," and "Payments to Broker/Dealers and Other Financial Intermediaries" starting on page 32 of this prospectus.

Balanced Fund (Class A and Class C)

Investment Objective

Long-term capital appreciation and income consistent with reduced risk.

Portfolio Fees and Expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, more than $25,000 in the Funds. More information about these and other discounts is available from your financial professional and in "Sales Charges" starting on page 52 of this prospectus and "Reducing Your Sales Charge — Class A Shares" starting on page 36 of the SAI.

	Class A	Class C
Shareholder Fees (paid by you directly)
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	5.75%	0.00%
Maximum Contingent Deferred Sales Charge (as a percentage of offering price or net asset value at the time of sale, whichever is less, if you sell Class C shares within one year of purchase)	None	1.00%
Exchange Fee (applies on each exchange after the first five exchanges in each calendar year)	$10	$10
Redemption Fee (with certain exceptions, applies if you sell or exchange shares within 180 days of purchase)	2.00%	2.00%
Wire Redemption Fee	$25	$25
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses	1.84%	1.83%
Total Annual Fund Operating Expenses	2.84%	3.58%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

	1 Year	3 Years	5 Years	10 Years
Class A	$846	$1,404	$1,988	$3,559
Class C	459	1,090	1,842	3,818

You would pay the following expenses if you did not redeem your shares. The figures for Class A shares would be the same as shown above.

	1 Year	3 Years	5 Years	10 Years
Class C	$361	$1,097	$1,855	$3,845

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 22% of the average value of its portfolio.

Principal Investment Strategies

The Fund's principal investment strategies are:

•  Investing in a flexible mix of common stocks, dividend-paying stocks, and investment grade fixed income securities. When the economy appears to be growing and strong, the Fund tends to invest a higher proportion of its assets in stocks. When the economy appears to be contracting or weak, the Fund tends to invest a higher proportion in fixed income securities.

•  Usually weighting the portfolio toward stocks, consisting primarily of companies with market capitalizations over $500 million.

•  Investing at least 25% of its assets in fixed income securities and preferred stocks, and investing at least 25% in equity securities.

•  Evaluating economic and market conditions, price trends, and expected returns. The Manager uses a combination of fundamental and technical analysis in selecting which stocks to buy.

•  Focusing on total return by seeking to earn dividends and interest on portfolio securities and seeking to sell securities at a profit.

Principal Risks

Risk is inherent in all investing. The value of your investment in the Fund may fluctuate significantly from day-to-day and over time. You may lose all or part of your investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. There can be no assurance that the Fund will achieve its investment objective.

Following is a summary of the principal risks of investing in the Fund.

•  Stock prices may fluctuate more than other securities. Stock prices can decline significantly in response to adverse market conditions, company-specific events, and other domestic and international political and economic developments. Different parts of the market can react differently to these developments. The Manager tries to reduce this risk by buying stocks of companies that have established operating histories, strong or improving balance sheets, and growth potential.

•  Mid-cap stocks can perform differently. The market may sometimes value companies by size, rather than financial performance. As a result, when mid-cap investing is out of favor, the Fund's mid-cap holdings may decline in price even though their fundamentals are sound. The stocks of mid-cap companies may also be more volatile than the stocks of larger companies; mid-cap companies may be developing or changing and, therefore, subject to greater business risk and more sensitive to changes in economic conditions.

•  Bond prices are affected by interest rates. Bond prices generally decline when interest rates rise and generally rise when interest rates fall. Rising interest rates, along with the resulting fall in bond prices, would likely negatively affect the Fund's return and could cause an increase in Fund redemptions and general volatility in the bond markets. In addition, any lack of liquidity in the bond markets could increase any existing volatility. Longer-term debt and zero-coupon bonds are more sensitive to interest rate changes than are debt instruments with shorter maturities.

•  Credit risk. The chance a bond issuer will fail to pay principal or interest on time. Changes in the credit rating of an issuer or the market's perception of an issuer's creditworthiness may affect the value of a bond.

•  Prepayment and call risk. Certain bonds may be paid off by the issuer more quickly than anticipated. The Fund would be required to reinvest the proceeds in bonds with lower interest rates available, and would experience a decline in income and lose the opportunity for additional price appreciation. Also, if a bond was purchased at a premium, the value of the premium would be lost in the event of prepayment. Prepayments generally increase when interest rates fall.

•  Market events risk. The financial markets may experience periods of significant stress that can result in volatility, valuation, pricing, and liquidity problems for certain securities. These problems and a variety of forces, including governmental programs, investments, legislation, regulations, policies, or other actions in response to market conditions, may have an adverse effect on the Fund's investments, and may directly or indirectly affect the Fund's ability to meet its investment objectives.

For more information on the risks of investing in the Fund, please see "More Information About the Funds" starting on page 42 of this prospectus.

Performance

The following chart and table give you some indication of the risks of investing in the Fund. The risk/return bar chart shows the change in the Fund's performance from year to year. The average annual total return table shows how the Fund's average annual returns for 1, 5 and 10 years compare with a broad measure of market performance. The table includes performance information for the S&P 500® Index and the Barclays Capital Intermediate Corporate Bond Index which provide bases for comparison of the Fund's equity and fixed income securities, respectively.

The Fund's past performance (before and after taxes) is not necessarily indicative of how it will perform in the future. For current performance information, please visit www.pacificadvisorsfunds.com.

Risk/Return Bar Chart (Class A Shares)

(Results do not include the sales charge; if the sales charge were included, results would be lower.)

During the period shown, the highest quarterly return was 15.36% (quarter ended June 30, 2009), and the lowest quarterly return was –17.60% (quarter ended December 31, 2008).

Average Annual Total Returns
(for the periods ended December 31, 2014)

	1 Year	5 Years	10 Years
Class A Shares
Return Before Taxes	–13.22%	5.45%	3.05%
Return After Taxes on Distributions	–14.41%	3.95%	2.08%
Return After Taxes on Distributions and Sale of Fund Shares	–6.51%	4.34%	2.47%
Class C Shares
Return Before Taxes	–8.68%	5.89%	2.87%
S&P 500® Index (does not reflect deduction for fees, expenses or taxes)	13.69%	15.45%	7.67%
Barclays Capital Intermediate Corporate Bond Index (does not reflect deduction for fees, expenses or taxes)	4.35%	5.36%	5.01%

The results for Class A shares include the maximum sales charge.

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs. After-tax returns are shown only for Class A shares; after-tax returns for Class C will vary.

Management of the Fund

Investment Manager

PGIMC is the manager of the Fund.

Portfolio Manager

Samuel C. Coquillard, Managing Director, PGIMC, is a portfolio manager with respect to the equity securities portion of the Fund. Mr. Coquillard has managed the Fund since 2007, and has been associated with PGIMC since 2006.

Charles Suh, CFA, Vice President, PGIMC, is a portfolio manager with respect to the equity securities portion of the Fund. Mr. Suh has managed the Fund since 2010, and has been associated with PGIMC since 2007.

Jingjing Yan, CFA, Vice President and Treasurer, PGIMC, is a portfolio manager with respect to the fixed income securities portion of the Fund. Ms. Yan has managed the Fund since 2010, and has been associated with PGIMC since 2001.

For important information about the purchase and sale of Fund shares, tax information and payments to broker/dealers and other financial intermediaries, please see "Purchase and Sale of Fund Shares," "Tax Information," and "Payments to Broker/Dealers and Other Financial Intermediaries" starting on page 32 of this prospectus.

Large Cap Value Fund (Class A and Class C)

Investment Objective

Long-term capital appreciation.

Portfolio Fees and Expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, more than $25,000 in the Funds. More information about these and other discounts is available from your financial professional and in "Sales Charges" starting on page 52 of this prospectus and "Reducing Your Sales Charge — Class A Shares" starting on page 36 of the SAI.

	Class A	Class C
Shareholder Fees (paid by you directly)
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	5.75%	0.00%
Maximum Contingent Deferred Sales Charge (as a percentage of offering price or net asset value at the time of sale, whichever is less, if you sell Class C shares within one year of purchase)	None	1.00%
Exchange Fee (applies on each exchange after the first five exchanges in each calendar year)	$10	$10
Redemption Fee (with certain exceptions, applies if you sell or exchange shares within 180 days of purchase)	2.00%	2.00%
Wire Redemption Fee	$25	$25
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses	2.39%	2.38%
Total Annual Fund Operating Expenses	3.39%	4.13%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

	1 Year	3 Years	5 Years	10 Years
Class A	$897	$1,557	$2,238	$4,039
Class C	513	1,250	2,101	4,295

You would pay the following expenses if you did not redeem your shares. The figures for Class A shares would be the same as shown above.

	1 Year	3 Years	5 Years	10 Years
Class C	$415	$1,255	$2,110	$4,314

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 3% of the average value of its portfolio.

Principal Investment Strategies

The Fund's principal investment strategies are:

•  Under normal circumstances, investing at least 80% of net assets (plus borrowing for investment purposes) in large capitalization companies that are, at the time of purchase, within the market capitalization range of companies that comprise the S&P 500® Index.

•  Investing in other domestic companies.

•  Selecting investments using an actively managed, value-based investment approach focusing on the long-term market cycle (at least 3-5 years) to identify investments.

Principal Risks

Risk is inherent in all investing. The value of your investment in the Fund may fluctuate significantly from day-to-day and over time. You may lose all or part of your investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. There can be no assurance that the Fund will achieve its investment objective.

Following is a summary of the principal risks of investing in the Fund.

•  Stock prices may fluctuate more than other securities. Stock prices can decline significantly in response to adverse market conditions, company-specific events, and other domestic and international political and economic developments. Different parts of the market can react differently to these developments. The Manager tries to reduce this risk by buying stocks of companies that have established operating histories, strong or improving balance sheets, and growth potential.

•  Value stocks can perform differently. A value-oriented investment approach involves the risk that value stocks may remain undervalued, or may not appreciate in value as anticipated. Value stocks can perform differently from the market as a whole or from other types of stocks and may be out of favor with investors for varying periods of time.

•  Market events risk. The financial markets may experience periods of significant stress that can result in volatility, valuation, pricing, and liquidity problems for certain securities. These problems and a variety of forces, including governmental programs, investments, legislation, regulations, policies, or other actions in response to market conditions, may have an adverse effect on the Fund's investments, and may directly or indirectly affect the Fund's ability to meet its investment objectives.

For more information on the risks of investing in the Fund, please see "More Information About the Funds" starting on page 42 of this prospectus.

Performance

The following chart and table give you some indication of the risks of investing in the Fund. The risk/return bar chart shows the change in the Fund's performance from year to year. The average annual total return table shows how the Fund's average annual returns for 1, 5 and 10 years compare with a broad measure of market performance.

The Fund's past performance (before and after taxes) is not necessarily indicative of how it will perform in the future. For current performance information, please visit www.pacificadvisorsfunds.com.

Risk/Return Bar Chart (Class A Shares)

(Results do not include the sales charge; if the sales charge were included, results would be lower.)

During the period shown, the highest quarterly return was 16.92% (quarter ended June 30, 2009), and the lowest quarterly return was –22.78% (quarter ended December 31, 2008).

Average Annual Total Returns
(for the periods ended December 31, 2014)

	1 Year	5 Years	10 Years
Class A Shares
Return Before Taxes	3.59%	10.60%	5.31%
Return After Taxes on Distributions	3.33%	10.44%	5.23%
Return After Taxes on Distributions and Sale of Fund Shares	2.29%	8.43%	4.25%
Class C Shares
Return Before Taxes	9.18%	11.12%	5.12%
S&P 500® Index (does not reflect deduction for fees, expenses or taxes)	13.69%	15.45%	7.67%

The results for Class A shares include the maximum sales charge.

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs. After-tax returns are shown only for Class A shares; after-tax returns for Class C will vary.

Management of the Fund

Investment Manager

PGIMC is the manager of the Fund.

Portfolio Manager

Samuel C. Coquillard, Managing Director, PGIMC. Mr. Coquillard has managed the Fund since 2010, and has been associated with PGIMC since 2006.

For important information about the purchase and sale of Fund shares, tax information and payments to broker/dealers and other financial intermediaries, please see "Purchase and Sale of Fund Shares," "Tax Information," and "Payments to Broker/Dealers and Other Financial Intermediaries" starting on page 32 of this prospectus.

Mid Cap Value Fund (Class A and Class C)

Investment Objective

Long-term capital appreciation.

Portfolio Fees and Expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, more than $25,000 in the Funds. More information about these and other discounts is available from your financial professional and in "Sales Charges" starting on page 52 of this prospectus and "Reducing Your Sales Charge — Class A Shares" starting on page 36 of the SAI.

	Class A	Class C
Shareholder Fees (paid by you directly)
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	5.75%	0.00%
Maximum Contingent Deferred Sales Charge (as a percentage of offering price or net asset value at the time of sale, whichever is less, if you sell Class C shares within one year of purchase)	None	1.00%
Exchange Fee (applies on each exchange after the first five exchanges in each calendar year)	$10	$10
Redemption Fee (with certain exceptions, applies if you sell or exchange shares within 180 days of purchase)	2.00%	2.00%
Wire Redemption Fee	$25	$25
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%
Other Expenses	2.17%	2.17%
Total Annual Fund Operating Expenses	3.42%	4.17%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

	1 Year	3 Years	5 Years	10 Years
Class A	$900	$1,565	$2,252	$4,065
Class C	517	1,261	2,120	4,329

You would pay the following expenses if you did not redeem your shares. The figures for Class A shares would be the same as shown above.

	1 Year	3 Years	5 Years	10 Years
Class C	$419	$1,267	$2,129	$4,347

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 22% of the average value of its portfolio.

Principal Investment Strategies

The Fund's principal investment strategies are:

•  Under normal circumstances, investing at least 80% of net assets (plus borrowing for investment purposes) in mid-capitalization companies that are, at the time of purchase, within the market capitalization range of companies that comprise the Russell Midcap® Index.

•  Using an actively managed, value-based investment approach focusing on the long-term market cycle (at least 3-5 years) to select investments.

•  Borrowing up to 5% of total assets for strategic investment purposes. Borrowing above 5% of total assets may be used to meet redemptions or for other short-term cash needs in order to avoid forced, unplanned sales of portfolio securities. Under normal circumstances, total borrowing would be limited to no more than 15% of total assets.

Principal Risks

Risk is inherent in all investing. The value of your investment in the Fund may fluctuate significantly from day-to-day and over time. You may lose all or part of your investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. There can be no assurance that the Fund will achieve its investment objective.

Following is a summary of the principal risks of investing in the Fund.

•  Stock prices may fluctuate more than other securities. Stock prices can decline significantly in response to adverse market conditions, company-specific events, and other domestic and international political and economic developments. Different parts of the market can react differently to these developments. The Manager tries to reduce this risk by buying stocks of companies that have established operating histories, strong or improving balance sheets, and growth potential.

•  Value stocks can perform differently. A value-oriented investment approach involves the risk that value stocks may remain undervalued, or may not appreciate in value as anticipated. Value stocks can perform differently from the market as a whole or from other types of stocks and may be out of favor with investors for varying periods of time.

•  Mid-cap stocks can perform differently. The market may sometimes value companies by size, rather than financial performance. As a result, when mid-cap investing is out of favor, the Fund's mid-cap holdings may decline in price even though their fundamentals are sound. The stocks of mid-cap companies may also be more volatile than the stocks of larger companies; mid-cap companies may be developing or changing and, therefore, subject to greater business risk and more sensitive to changes in economic conditions.

•  Borrowing. The Fund may borrow money to meet redemptions or for other short-term cash needs in order to avoid forced, unplanned sales of portfolio securities. This technique allows the Fund greater flexibility by allowing the Manager to continue to buy and sell portfolio securities primarily for investment or tax considerations, rather than for cash flow considerations. The Fund will pay interest on loans, and that interest expense may raise the overall expenses of the Fund and reduce its returns. The Fund also may use leverage. "Leverage" is the investment technique of using borrowed money to invest in portfolio securities. The use of leverage will magnify the Fund's gains or losses. The use of leverage may cause the Fund's expenses to be greater than comparable funds that do not borrow. In the case of borrowing for leverage, the interest paid on a loan might be more (or less) than the return on the securities purchased with the loan proceeds. Additionally, the use of leverage may make the Fund's share prices more sensitive to interest rate changes and thus might cause the Fund's net asset value per share to fluctuate more than that of funds that do not borrow.

•  Market events risk. The financial markets may experience periods of significant stress that can result in volatility, valuation, pricing, and liquidity problems for certain securities. These problems and a variety of forces, including governmental programs, investments, legislation, regulations, policies, or other actions in response to market conditions, may have an adverse effect on the Fund's investments, and may directly or indirectly affect the Fund's ability to meet its investment objectives.

For more information on the risks of investing in the Fund, please see "More Information About the Funds" starting on page 42 of this prospectus.

Performance

The following chart and table give you some indication of the risks of investing in the Fund. The risk/return bar chart shows the change in the Fund's performance from year to year. The average annual total return table shows how the Fund's average annual returns for 1, 5 and 10 years compare with a broad measure of market performance.

The Fund's past performance (before and after taxes) is not necessarily indicative of how it will perform in the future. For current performance information, please visit www.pacificadvisorsfunds.com.

Risk/Return Bar Chart (Class A Shares)

(Results do not include the sales charge; if the sales charge were included, results would be lower.)

During the period shown, the highest quarterly return was 21.41% (quarter ended December 31, 2010), and the lowest quarterly return was –32.97% (quarter ended December 31, 2008).

Average Annual Total Returns
(for the periods ended December 31, 2014)

	1 Year	5 Years	10 Years
Class A Shares
Return Before Taxes	–16.81%	7.63%	2.50%
Return After Taxes on Distributions	–16.81%	7.64%	2.24%
Return After Taxes on Distributions and Sale of Fund Shares	–9.52%	6.01%	2.07%
Class C Shares
Return Before Taxes	–12.39%	8.05%	2.27%
Russell Midcap® Index (does not reflect deduction for fees, expenses or taxes)	13.22%	17.19%	9.56%

The results for Class A shares include the maximum sales charge.

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs. After-tax returns are shown only for Class A shares; after-tax returns for Class C will vary.

Management of the Fund

Investment Manager

PGIMC is the manager of the Fund.

Portfolio Manager

George A. Henning, President, PGIMC. Mr. Henning has managed the Fund since 2007, and has been associated with PGIMC since 1991.

For important information about the purchase and sale of Fund shares, tax information and payments to broker/dealers and other financial intermediaries, please see "Purchase and Sale of Fund Shares," "Tax Information," and "Payments to Broker/Dealers and Other Financial Intermediaries" starting on page 32 of this prospectus.

Small Cap Value Fund (Class A, Class C and Class I)

Investment Objective

Capital appreciation through investment in small capitalization companies.

Portfolio Fees and Expenses

This table describes the fees and expenses you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, more than $25,000 in the Funds. More information about these and other discounts is available from your financial professional and in "Sales Charges" starting on page 52 of this prospectus and "Reducing Your Sales Charge — Class A Shares" starting on page 36 of the SAI.

	Class A	Class C	Class I
Shareholder Fees (paid by you directly)
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)	5.75%	0.00%	0.00%
Maximum Contingent Deferred Sales Charge (as a percentage of offering price or net asset value at the time of sale, whichever is less, if you sell Class C shares within one year of purchase)	None	1.00%	None
Exchange Fee (applies on each exchange after the first five exchanges in each calendar year)	$10	$10	$10
Redemption Fee (with certain exceptions, applies if you sell or exchange shares within 180 days of purchase)	2.00%	2.00%	2.00%
Wire Redemption Fee	$25	$25	$25
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%	0.75%	0.75%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses	1.19%	1.20%	1.28%
Total Annual Fund Operating Expenses	2.19%	2.95%	2.03%

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that all distributions are reinvested, and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:

	1 Year	3 Years	5 Years	10 Years
Class A	$784	$1,221	$1,682	$2,954
Class C	397	905	1,538	3,239
Class I	206	637	1,093	2,358

You would pay the following expenses if you did not redeem your shares. The figures for Class A shares or Class I shares, would be the same as shown above.

	1 Year	3 Years	5 Years	10 Years
Class C	$298	$913	$1,552	$3,271

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 16% of the average value of its portfolio.

Principal Investment Strategies

The Fund's principal investment strategies are:

•  Under normal circumstances, investing at least 80% of net assets (plus borrowing for investment purposes) in small capitalization companies that are, at the time of purchase, not greater than the highest market capitalization of companies in the Russell 2000® Index. As of its most recent reconstitution (May 31, 2014), the highest market capitalization of companies in the Russell 2000® Index was $4.1 billion.

•  Generally investing a significant proportion of its assets in companies with market capitalizations that are, at the time of purchase, not greater than the highest market capitalization of companies in the Russell Microcap® Index (which are often referred to as "micro-cap stocks").

•  Using an actively managed, value-based investment approach focusing on the long-term market cycle (at least 3-5 years) to select investments.

•  Identifying growing companies with unique or proprietary advantages in their industries and strong potential for earnings growth.

•  Borrowing up to 5% of total assets for strategic investment purposes. Borrowing above 5% of total assets may be used to meet redemptions or for other short-term cash needs in order to avoid forced, unplanned sales of portfolio securities. Under normal circumstances, total borrowing would be limited to no more than 15% of total assets.

Principal Risks

Risk is inherent in all investing. The value of your investment in the Fund may fluctuate significantly from day-to-day and over time. You may lose all or part of your investment in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency. There can be no assurance that the Fund will achieve its investment objective.

Following is a summary of the principal risks of investing in the Fund.

•  Stock prices may fluctuate more than other securities. Stock prices can decline significantly in response to adverse market conditions, company-specific events, and other domestic and international political and economic developments. Different parts of the market can react differently to these developments. The Manager tries to reduce this risk by buying stocks of companies that have established operating histories, strong or improving balance sheets, and growth potential.

•  Value stocks can perform differently. A value-oriented investment approach involves the risk that value stocks may remain undervalued, or may not appreciate in value as anticipated. Value stocks can perform differently from the market as a whole or from other types of stocks and may be out of favor with investors for varying periods of time.

•  Small cap and micro-cap stocks may be more volatile. Investing in small capitalization and micro capitalization companies generally involves greater risks than investing in larger companies. The market may value companies according to size or market capitalization rather than financial performance. As a result, if small cap or micro-cap investing is out of favor, the Fund's small cap and micro-cap holdings may decline in price even though their fundamentals are sound. They may be more difficult to buy and sell, subject to greater business risks, and more sensitive to market changes, than larger capitalization securities.

•  Borrowing. The Fund may borrow money to meet redemptions or for other short-term cash needs in order to avoid forced, unplanned sales of portfolio securities. This technique allows the Fund greater flexibility by allowing the Manager to continue to buy and sell portfolio securities primarily for investment or tax considerations, rather than for cash flow considerations. The Fund will pay interest on loans, and that interest expense may raise the overall expenses of the Fund and reduce its returns. The Fund also may use leverage. "Leverage" is the investment technique of using borrowed money to invest in portfolio securities. The use of leverage will magnify the Fund's gains or losses. The use of leverage may cause the Fund's expenses to be greater than comparable funds that do not borrow. In the case of borrowing for leverage, the interest paid on a loan might be more (or less) than the return on the securities purchased with the loan proceeds. Additionally, the use of leverage may make the Fund's share prices more sensitive to interest rate changes and thus might cause the Fund's net asset value per share to fluctuate more than that of funds that do not borrow.

•  Market events risk. The financial markets may experience periods of significant stress that can result in volatility, valuation, pricing, and liquidity problems for certain securities. These problems and a variety of forces, including governmental programs, investments, legislation, regulations, policies, or other actions in response to market conditions, may have an adverse effect on the Fund's investments, and may directly or indirectly affect the Fund's ability to meet its investment objectives.

For more information on the risks of investing in the Fund, please see "More Information About the Funds" starting on page 42 of this prospectus.

Performance

The following chart and table give you some indication of the risks of investing in the Fund. The risk/return bar chart shows the change in the Fund's performance from year to year. The average annual total return shows how the Fund's average annual returns for 1, 5 and 10 years (with respect to its Class A and C Shares) and for 1 and 5 years and since-inception (with respect to its Class I Shares) compare with a broad measure of market performance.

The Fund's past performance (before and after taxes) is not necessarily indicative of how it will perform in the future. For current performance information, please visit www.pacificadvisorsfunds.com.

Risk/Return Bar Chart (Class A Shares)

(Results do not include the sales charge; if the sales charge were included, results would be lower.)

During the period shown, the highest quarterly return was 42.38% (quarter ended June 30,
2009), and the lowest quarterly return was –35.70% (quarter ended December 31, 2008).

Average Annual Total Returns
(for the periods ended December 31, 2014)

	1 Year	5 Years	10 Years	Since Inception of Class I (October 9, 2006)
Class A Shares
Return Before Taxes	–26.11%	11.47%	7.58%
Return After Taxes on Distributions	–27.43%	11.06%	7.14%
Return After Taxes on Distributions and Sale of Fund Shares	–13.69%	9.15%	6.16%
Class C Shares
Return Before Taxes	–22.19%	11.96%	7.37%
Class I Shares
Return Before Taxes	21.36%	13.68%	NA	7.05%
Russell 2000® Index (does not reflect deduction for fees, expenses or taxes)	4.89%	15.55%	7.77%	7.57%

The results for Class A shares include the maximum sales charge.

After-tax returns are calculated using the highest historical individual marginal federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs. After-tax returns are shown only for Class A shares; after-tax returns for Class C and Class I shares will vary.

Management of the Fund

Investment Manager

PGIMC is the manager of the Fund.

Portfolio Manager

George A. Henning, President, PGIMC. Mr. Henning has managed the Fund since 1993, and has been associated with PGIMC since 1991.

For important information about the purchase and sale of Fund shares, tax information and payments to broker/dealers and other financial intermediaries, please see "Purchase and Sale of Fund Shares," "Tax Information," and "Payments to Broker/Dealers and Other Financial Intermediaries" starting on page 32 of this prospectus.

Purchase and Sale of Fund Shares

Purchase Minimums

Each share class has its own minimum requirements:

Class A shares
Initial investment (non-qualified plan accounts)	$1,000
Additional investments (non-qualified plan accounts)	$25
Initial investment (qualified plan accounts)	$500
Additional investments (qualified plan accounts)	$25
Additional investments made under an Automatic Investment Plan (AIP) (See "Automatic Investment Plan" under "Automatic Plans")	$ 25 per fund
Class C shares
Initial investment	$10,000
Additional investments	$500
Additional investments made under an Automatic Investment Plan (AIP) (See "Automatic Investment Plan" under "Automatic Plans")	$100 per fund
Class I shares
Initial investment	$250,000
Additional investments	$500

There are no minimum investment requirements for employer sponsored retirement plan accounts.

Pacific Advisors reserves the right to waive the minimum requirements at its discretion.

Purchase and Sale of Fund Shares

You may purchase or sell ("redeem") shares through your dealer or financial advisor or through Pacific Global Investors Services, Inc. by sending a written request to P.O. Box 2048, Glendale, California 91209-2048; calling (800) 282-6693 (redemptions only); or faxing (818) 242-5952. The date on which your written request is delivered to the P.O. Box may differ from the date on which your transaction is processed. Transactions receive the NAV next calculated after Pacific Global Investors Services, Inc. receives your properly completed written request. For more details about how to purchase, redeem and exchange shares and net asset value calculations, please see "How to Buy, Sell, and Exchange Shares" beginning on page 56 and "Account Policies" beginning on page 65, respectively.

Tax Information

The Funds intend to make distributions that may be taxed as ordinary income or capital gains. Distributions you receive from the Funds are subject to federal tax and may also be subject to state or local taxes, regardless of whether you decide to receive them in cash or reinvest them in additional shares, unless you are a tax-exempt organization or are investing through a tax-advantaged retirement arrangement (in which case, you may be subject to federal and state or local income tax upon withdrawal from such tax-deferred arrangement).

Payments to Broker/Dealers and Other Financial Intermediaries

If you purchase the Funds through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

Understanding Each Fund

Government Securities Fund

Is this Fund for you?

This Fund is for investors seeking to earn current income that could increase over time, and secondarily, to protect the value of the money they invest.

How is the Fund invested?

Under normal circumstances, at least 80% of the Fund's net assets (plus borrowing for investment purposes) are invested in U.S. Government fixed income securities as described on page 2. The Fund may also invest in zero-coupon bonds, dividend-paying stocks, ADRs, and high-quality money market securities. To the extent that zero-coupon bonds qualify as U.S. Government fixed income securities, those Fund investments would be part of the 80% of net assets discussed above. Up to 20% of the Fund's assets may be invested in common stocks and fixed income securities of foreign issuers. Investments in common stocks of foreign issuers will be made primarily through ADRs, although direct market purchases also may be made. For temporary defensive purposes, the Fund may invest without limitation in high-quality money market instruments. If the Fund makes defensive investments, the Fund may not meet its investment objective.

How does the Manager make investment decisions?

The overall strategy is to focus on U.S. government securities because they are low risk, of high intrinsic value, and relatively liquid. The allocation of the Fund's assets to long, intermediate, or short-term maturities will depend on the Manager's evaluation of market trends and economic conditions. The Manager tends to invest in a higher proportion of shorter-term bonds when it believes interest rates will rise and in a higher proportion of longer-term bonds when it believes interest rates will fall. The Manager may either dedicate new inflows to the favored asset class, liquidate positions in the non-favored asset class and use the proceeds to purchase the favored asset class, or pursue a combination of both strategies.

The Manager evaluates each fixed income position to determine when interest rate changes and economic conditions warrant a change in portfolio holdings. The Manager adjusts positions over time to optimize total return while minimizing exposure to interest rate changes and economic conditions.

In managing the Fund's fixed income securities, the Manager focuses on the overall return as opposed to duration. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The Fund's average portfolio duration is expected to fluctuate.

To increase the Fund's income, the Manager may invest in dividend-paying stocks that seem likely to increase their dividends over time.

Income and Equity Fund

Is this Fund for you?

This Fund is for investors seeking to earn current income that could increase over time, and secondarily, to profit over the long-term from rising securities prices, while seeking to reduce the risk of price fluctuations.

How is the Fund invested?

At least 65% of the Fund's assets are usually invested in U.S. corporate fixed income securities and dividend-paying stocks. The Fund's fixed income investments will be primarily investment grade; no more than 5% of the Fund's assets may be invested in below investment grade fixed income securities. Subject to that limit, if the investment grade securities held by the Fund are no longer investment grade, the Fund will not be obligated to sell such securities if, in the opinion of the Manager, continuing to hold these securities is considered appropriate under the circumstances. The Fund may also invest in U.S. government securities and high-quality money market securities. The equity securities in which the Fund invests may be listed on a national securities exchange or traded in an established over-the-counter ("OTC") market. While it is not a principal investment strategy, the Fund also may invest in zero-coupon bonds and foreign securities (primarily through ADRs), as described in the SAI. For temporary defensive purposes, the Fund may invest without limitation in high-quality money market securities. If the Fund makes temporary defensive investments, it may not meet its investment objective.

How does the Manager make investment decisions?

The overall strategy is to focus on a core group of corporate fixed income securities that the Manager considers to be low risk, of high intrinsic value and relatively liquid. The mix of the Fund's investments will vary based on our assessment of business, economic, and investment conditions. Fixed income securities usually will comprise the majority of the Fund's total assets. In selecting stocks, the Manager focuses on the overall return, not yield alone. When the economic outlook is favorable, the Manager tends to increase the proportion of investments in stocks. When the outlook is less favorable, the Manager tends to decrease the proportion of investments in stocks. In evaluating stocks, the Manager may Consider the following factors for the underlying companies: above average earnings growth potential; sound financial characteristics; quality of management; and growth of dividends. The Manager may either dedicate new inflows to the favored asset class, liquidate positions in the non-favored asset class and use the proceeds to purchase the favored asset class, or pursue a combination of both strategies.

The Manager evaluates each fixed income position to determine when interest rate changes, economic conditions or, for corporate fixed income holdings, company developments warrant a change in portfolio holdings. The Manager adjusts positions over time to optimize total return while minimizing exposure to interest rate changes and economic conditions.

In managing the Fund's fixed income securities, the Manager focuses on overall return as opposed to duration. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The Fund's average portfolio duration is expected to fluctuate.

Balanced Fund

Is this Fund for you?

This Fund is for investors seeking to combine long-term growth, current income, and liquidity, while seeking to reduce the risk of price fluctuations.

How is the Fund invested?

The Fund usually invests in a flexible combination of stocks, investment grade U.S. corporate fixed income securities, and high-quality money market securities or money market funds. The Fund's portfolio usually is weighted toward stocks. The Fund's stocks will consist primarily of companies with market capitalizations over $500 million. The equity securities in which the Fund invests may be listed on a national securities exchange or traded in an established OTC market. At least 25% of the Fund's assets, however, must always be invested in fixed income securities and preferred stocks. While it is not a principal investment strategy, the Fund also may invest in U.S. government securities and foreign securities (primarily through ADRs), as described in the SAI.

Under normal circumstances, the Fund may invest up to 25% of its total assets in high-quality money market securities and money market funds. For temporary defensive purposes, however, the Fund may invest up to 60% of its total assets in money market securities. If the Fund makes temporary defensive investments, it may not meet the Fund's investment objective.

How does the Manager make investment decisions?

The Manager evaluates economic and market conditions, price trends, and expected returns. It also analyzes a company's finances, strategies, market positions, product lines, stock price movements and other business factors which might affect its securities' prices. When the economic outlook is favorable, the Manager increases the Fund's investment in stocks. When the outlook is less favorable, the Manager increases the Fund's investment in fixed income securities. The Manager may either dedicate new inflows to the favored asset class, liquidate positions in the non-favored asset class and use the proceeds to purchase the favored asset class, or pursue a combination of both strategies.

The Manager evaluates each fixed income position to determine when interest rate changes, economic conditions or, for corporate fixed income holdings, company developments warrant a change in portfolio holdings. The Manager adjusts positions over time to optimize total return while minimizing exposure to interest rate changes and economic conditions.

In managing the Fund's fixed income securities, the Manager focuses on the overall return as opposed to duration. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The Fund's average portfolio duration is expected to fluctuate.

Large Cap Value Fund

Is this Fund for you?

This Fund is for investors who are seeking an actively managed, value-based investment strategy, have a long-term investment horizon, and are seeking to invest principally in stocks of large, well-established companies.

How is the Fund invested?

At least 80% of the Fund's net assets (plus borrowing for investment purposes) are invested in stocks of large capitalization companies that are, at the time of purchase, within the market capitalization range of companies that comprise the S&P 500® Index. While it is not a principal investment strategy, the Fund may also invest in foreign securities (primarily through ADRs), as described in the SAI. For temporary defensive purposes, this Fund may invest without limitation in high-quality money market instruments. If the Fund makes temporary defensive investments, the Fund may not meet its investment objective.

How does the Manager make investment decisions?

The Manager uses a "value" approach to select investments. Value investors seek to invest in companies whose stock price may not fully reflect the company's real worth or future prospects. Using this value approach, the Manager seeks to invest in companies with the following characteristics:

•  Low current value relative to earnings estimates, cash flow, book value, and/or break-up value;

•  Strong management;

•  Strong business fundamentals; and

•  Positive earnings momentum.

Because the Manager expects to hold securities as long-term investments, the Manager does not expect to engage in active and frequent trading of securities to achieve the Fund's investment objective. The Manager, however, evaluates each holding to determine when company developments, market or other considerations warrant a change in ownership weighting. If a stock has deteriorated or if more attractive alternatives are identified, the Manager may liquidate the stock. The Manager may also trim or sell a position if it rises above its historical price-earnings ratio, if it rises to a greater allocation than desired, or if it lacks a visible catalyst for price appreciation.

Mid Cap Value Fund

Is this Fund for you?

This Fund is for investors who are seeking an actively managed, value-based investment strategy, have a long-term investment horizon, and are seeking to invest principally in stocks of mid-sized, well-established companies.

How is the Fund invested?

At least 80% of the Fund's net assets (plus borrowing for investment purposes) are invested in stocks of mid-capitalization companies that are, at the time of purchase, within the market capitalization range of companies that comprise the Russell Midcap® Index.

While it is not a principal investment strategy, the Fund may also invest in foreign securities (primarily through ADRs), as described in the SAI. For temporary defensive purposes, this Fund may invest without limitation in high-quality money market instruments. If the Fund makes temporary defensive investments, the Fund may not meet its investment objective.

How does the Manager make investment decisions?

The Manager uses a "value" approach to select investments. Value investors seek to invest in companies whose stock price may not fully reflect the company's real worth or future prospects. Using this value approach, the investment manager will seek to invest in companies with the following characteristics:

•  Low current value relative to earnings estimates, cash flow, book value, and/or break-up value;

•  Strong management;

•  Strong business fundamentals; and

•  Positive earnings momentum.

Because the Manager expects to hold securities as long-term investments, the Manager does not expect to engage in active and frequent trading of securities to achieve the Fund's investment objective. The Manager, however, evaluates each holding to determine when company developments, market or other considerations warrant a change in ownership weighting. If a stock has deteriorated or if more attractive alternatives are identified, the Manager may liquidate the stock. The Manager may also trim or sell a position if it rises above its historical price-earnings ratio, if it rises to a greater allocation than desired, or if it lacks a visible catalyst for price appreciation.

Small Cap Value Fund

Is this Fund for you?

This Fund is for investors who are seeking an actively managed, value-based investment strategy and want to profit from rising stock prices. It is generally for more aggressive investors, who want to invest in stocks of small, growing companies.

How is the Fund invested?

Under normal circumstances, investing at least 80% of net assets (plus borrowing for investment purposes) in small capitalization companies that are, at the time of purchase, not greater than the highest market capitalization of companies in the Russell 2000® Index. As of its most recent reconstitution (May 31, 2014), the highest market capitalization of companies in the Russell 2000® Index was $4.1 billion.

A significant portion of the Fund's portfolio generally consists of stocks of companies with market capitalizations that are, at the time of purchase, not greater than the highest market capitalization of companies in the Russell Microcap® Index (which are often referred to as "micro-cap stocks").

For temporary defensive purposes, the Fund may invest without limitation in high-quality money market instruments.

How does the Manager make investment decisions?

The Manager uses a "value" approach to select investments. Value investors seek to invest in companies whose stock price may not fully reflect the company's real worth or future prospects. Using this value approach, the investment manager will seek to invest in companies with the following characteristics:

•  Low current value relative to earnings estimates, cash flow, book value, and/or break-up value;

•  Strong management;

•  Strong business fundamentals; and

•  Positive earnings momentum.

The Manager focuses on companies with unique characteristics or advantages in their industry that may give them opportunities for above-average increases in sales and profits. The Manager also looks for companies that it believes have strong earnings growth potential and are less likely to be affected by changes in the economy.

Because the Manager expects to hold securities as long-term investments, the Manager does not expect to engage in active and frequent trading of securities to achieve the Fund's investment objective. The Manager, however, evaluates each holding to determine when company developments, market or other considerations warrant a change in ownership weighting. If a stock has deteriorated or if more attractive alternatives are identified, the Manager may liquidate the stock. The Manager may also trim or sell a position if it rises above its historical price-earnings ratio, if it rises to a greater allocation than desired, or if it lacks a visible catalyst for price appreciation.

Small cap and micro-cap stocks may be more volatile.

Investing in small and micro-capitalization companies generally involves greater risks than investing in larger companies. Small companies may have limited product lines, markets, or financial and management resources. These stocks may trade less frequently, in smaller volumes, and experience greater volatility. They may also be more difficult to buy and sell, and may be subject to greater business risks and more sensitive to market changes than larger market capitalization securities.

More Information About the Funds

Risk Factors, Other Investment Practices, and Policies of the Funds

The following pages provide more detailed information about certain investment policies, practices, and risks of the Funds. Any restrictions described below are in addition to those described for the applicable Fund under "Fund Summaries." The SAI contains more detailed information about these subjects, as well as other investment policies, practices, and risks of the Funds. The SAI also contains a listing of the limitations applicable to each Fund.

The Manager may choose not to buy all of the instruments or use all of the investment techniques permitted by a particular Fund unless it believes the instrument or technique will help to achieve the Fund's objectives. Each Fund's holdings and recent investment practices are described in the Fund's most recent Annual and Semi-Annual reports to shareholders. You may obtain a free copy of the SAI or shareholders' reports by calling (800) 989-6693.

Equity Securities

All Funds. Equity securities include common stocks, preferred stocks, convertible securities, and warrants. Common stocks represent an ownership interest in a corporation. Although historically, stocks as an asset class generally have shown long-term growth in value, in the short-term their prices rise and fall based on changes in an individual company's financial condition and overall market conditions.

The stock prices of smaller companies, such as the companies in which the Balanced Fund, the Mid Cap Value Fund and the Small Cap Value Fund principally invest, can be particularly volatile. Each Fund has diversification guidelines that are intended to prevent Fund assets from being invested in only a few companies or industry sectors. These guidelines may cause a Fund to underperform market indices when an index is overweighted in a few companies or industry sectors.

Capitalization

Large Cap, Mid Cap and Small Cap Value Funds. Capitalization is determined at time of investment. Accordingly, a Fund that invests in small cap stocks as a principal investment strategy may continue to hold those stocks even if they become mid cap stocks. Similarly, a Fund that invests in mid cap stocks as a principal investment strategy may continue to hold those stocks even if they become large cap stocks. Likewise, a Fund that invests in large cap stocks as a principal investment strategy may continue to hold those stocks even if they become mid cap stocks. Many of the benchmark indices that are used to give you an idea of the capitalization range for the size of companies that a Fund may invest in are periodically reconstituted by the index provider. When this is done, it is possible that a Fund may hold a number of holdings with capitalizations that are no longer within the capitalization range of the reconstituted index.

Cash Reserves and Repurchase Agreements

All Funds. Each Fund may purchase U.S. dollar denominated money market instruments. The Funds will only buy high-quality money market instruments. The types of money market instruments that the Funds may buy include, U.S. government securities, certificates of deposit, banker's acceptances, bank time deposits, commercial paper, short-term corporate debt securities, and repurchase agreements with a securities dealer or bank.

Repurchase Agreements

All Funds. In a repurchase agreement, a Fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased. The Funds' repurchase agreements will be fully collateralized. Nevertheless, if the other party defaults or becomes insolvent, the Fund could suffer a loss or a delay in repayment.

Fixed Income Securities

Government Securities Fund, Income and Equity Fund, Balanced Fund. Fixed income securities include bonds, debentures, and other debt instruments issued by companies to borrow money from investors. Issuers generally pay the investor a fixed, variable, or floating interest rate, and must repay the amount borrowed at maturity. Some debt instruments, such as zero-coupon bonds, do not pay current interest, but are sold at a discount from their face value.

Bond Prices

Government Securities Fund, Income and Equity Fund, Balanced Fund. Bond prices generally decline when interest rates rise, and rise when interest rates fall. Rising interest rates, along with the resulting fall in bond prices, would likely negatively affect the Fund's return and could cause an increase in Fund redemptions and general volatility in the bond markets. In addition, any lack of liquidity in the bond markets could increase any existing volatility. Longer-term debt and zero-coupon bonds are more sensitive to interest rate changes than debt instruments with shorter maturities.

The Market Value of Debt Instruments Also Reflect the Credit Quality of the Issuer

Government Securities Fund, Income and Equity Fund, Balanced Fund. Issuers of high-grade debt instruments are considered to have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than high-quality debt. Investment grade debt securities are considered to have adequate capacity to pay principal and interest, although they also have speculative characteristics. Lower rated debt securities are more likely to be adversely affected by changes in economic conditions than higher rated debt securities.

Mortgage Backed Securities

Government Securities Fund, Income and Equity Fund, and Balanced Fund. Unlike traditional fixed-income securities, which may pay a fixed rate of interest until maturity, when the entire principal amount is due, payments on mortgage-backed securities include both interest and a partial payment of principal. This partial payment of principal may be composed of a scheduled principal payment as well as an unscheduled payment from the voluntary prepayment, refinancing or foreclosure of the underlying loans. These unscheduled payments of principal can adversely affect the price and yield of mortgage-backed securities. For example, during periods of declining interest rates, prepayments can be expected to accelerate, and the Fund would be required to reinvest the proceeds at the lower interest rates then available. In addition, like other interest-bearing securities, the values of mortgage- backed securities generally fall when interest rates rise.

Because rising interest rates generally result in decreased prepayments of mortgage-backed securities, this could cause mortgage securities to have greater average lives than expected and their value may decline more than other fixed income securities. Conversely, when interest rates fall, their potential for capital appreciation is limited because prepayments can cut off opportunities for additional price appreciation.

Generally, mortgage-backed securities compensate for greater prepayment risk by paying a higher yield. The additional interest paid for risk is measured by the difference between the yield of a mortgage-backed security and the yield of a U.S. Treasury security with a comparable weighted average life ("the spread"). An increase in the spread will cause the price of the security to decline. Spreads generally increase in response to adverse economic or market conditions.

Foreign Securities

All Funds. Each Fund, as specified in its investment policies, may invest in foreign securities. Investments in foreign securities involve certain risks that differ from the risks of investing in domestic securities. Adverse political, economic, social or other conditions in a foreign country may make the stocks of that country difficult or impossible to sell. It is more difficult to obtain reliable information about some foreign securities as their issuers may not be subject to the same disclosure standards and practices as U.S. issuers. The costs of investing in some foreign markets may be higher than domestic costs. Investments in foreign securities also are subject to currency fluctuations and may be subject to foreign withholding and other taxes. The Manager seeks to reduce these risks by investing in foreign securities typically through ADRs. ADRs are certificates deposited with a U.S. bank that represent the right to own a foreign security. Since ADRs are traded in U.S. markets and the issuers are subject to the same auditing, accounting and financial reporting standards as domestic securities, owning ADRs has advantages over owning other foreign securities.

Borrowing

All Funds. Each Fund may borrow to facilitate portfolio transactions or meet redemptions. This technique allows a Fund greater flexibility by allowing the Manager to continue to buy and sell portfolio securities primarily for investment or tax considerations, rather than for cash flow considerations. Borrowing may, for example, allow the Manager to avoid forced, unplanned sales of portfolio securities. The Fund will pay interest on loans, and that interest expense may raise the overall expenses of the Fund and reduce its returns. The Large Cap Value Fund, Mid Cap Value Fund, and Small Cap Value Fund also may use leverage. "Leverage" is the investment technique of using borrowed money to invest in portfolio securities. The use of leverage will magnify the Fund's gains or losses. The use of leverage also may cause the Fund's expenses to be greater than comparable funds that do not borrow. In the case of borrowing for leverage, the interest paid on a loan might be more (or less) than the return on the securities purchased with the loan proceeds. Additionally, the use of leverage may make the Fund's share prices more sensitive to interest rate changes and thus might cause the Fund's net asset value per share to fluctuate more than that of funds that do not borrow

Government Securities Fund, Income and Equity Fund, and Balanced Fund. Each Fund may borrow on a temporary basis to facilitate portfolio transactions and redemptions. In the absence of unusual redemption activity, total borrowing typically would be limited to no more than 15% of total assets.

Large Cap Value Fund, Mid Cap Value Fund, and Small Cap Value Fund. Each Fund may borrow up to 5% of total assets for strategic investment purposes. Borrowing above 5% of total assets may be used to meet redemptions. Under normal circumstances, total borrowing typically would be limited to no more than 15% of total assets.

Diversification

All Funds. In order to maintain the diversity of each Fund's portfolio and reduce risk, each Fund has adopted the following as a fundamental investment policy: Each Fund, with respect to 75% of its assets, will not invest more than 5% of its total assets in any one issuer and will not purchase more than 10% of the outstanding voting securities of such issuer. A Fund may not change this policy unless its shareholders approve.

Expense Ratios

The expense ratios for the Funds were higher than the expense ratios for many other funds in their respective categories during 2014. The Funds' asset levels are generally smaller than that of many other funds in their respective categories. As a general matter, expense ratios vary based on the level of assets, increasing when assets decline and declining when assets increase. A Fund's expense ratio, however, may be comparatively higher, as many fund expenses are not computed based on the level of a Fund's assets and may continue to produce a higher expense ratio even when assets increase.

Disclosure of Portfolio Information

The SAI provides a description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities.

Strategies to Reduce Risk

In all of the Funds, the Manager may use strategies that try to reduce risk. For example, most of the securities owned by the Funds are relatively liquid, which helps protect your investment and enables the Manager to make timely investment decisions. At times, the Manager may also sell some core investments and temporarily invest in high-quality, money market securities which are low risk, highly liquid investments. This may help protect against temporary changes in the markets due to economic, political or other adverse conditions. However, if a Fund makes temporary defensive investments, it may not meet its investment objective.

Important Terms to Know in this Prospectus

"Liquidity" refers to the ease of selling an investment for cash. A highly liquid investment is easy to sell. An illiquid investment is difficult to sell.

"Market capitalization" or "capitalization" means the number of shares available for trading multiplied by the price per share.

"High-quality" generally means the security has been rated at least AA or its equivalent by a credit rating agency or is an unrated debt instrument of equivalent quality. The Manager, however, when assessing whether a security fits within this credit quality category, may also examine the following factors, among others: the security's interest rate, the security's maturity, the credit risk of the issuer (including any insurance or guarantees related to the security), and news releases (collectively, the "other credit factors").

"High-grade" generally means the security has been rated at least A or its equivalent by a credit rating agency or is an unrated debt instrument of equivalent quality. The Manager, however, when assessing whether a security fits within this credit quality category, may also examine the other credit factors.

"Investment grade" generally means the security has been rated at least BBB or its equivalent by a credit rating agency or is an unrated debt instrument of equivalent quality. The Manager, however, when assessing whether a security fits within this credit quality category, may also examine the other credit factors.

More Information About Fees and Expenses

Portfolio Fees and Expenses

The Distribution Plans adopted by the Funds pay Rule 12b-1 fees on a quarterly basis at a rate not to exceed 0.0625% and 0.25% of average daily net assets for Class A shares and Class C shares, respectively. The percentages for "Distribution and/or Service (12b-1) Fees" shown in the tables under "Portfolio Fees and Expenses" in each Fund Summary are calculated annually. The percentages in these tables may differ from the Plans due to rounding, timing and changes in Fund assets during the year.

Expense Examples

The figures shown for Class A shares under "Expense Example" in each Fund Summary reflect that you pay a sales charge when you buy Class A shares. Account fees are not included in these figures; if they were included, your costs would be higher. These costs do not reflect the fee waiver arrangements for the Government Securities Fund, Income and Equity Fund and Large Cap Value Fund described in "Management and Advisory Fees" beginning on page 50.

More Information About Performance

The returns shown in the bar charts under "Performance" in each Fund Summary are for Class A shares of the Fund. Class C shares and Class I shares would have substantially similar returns because all three Classes of shares represent an investment in the same portfolio of securities. The annual returns would differ only to the extent that the Classes do not have the same expenses.

Indexes

The Barclays Capital Intermediate Treasury Bond Index is an unmanaged index of U.S. government securities with one to ten years to maturity. Unlike the Fund's returns, the Index returns do not reflect the effects of brokerage commissions, transaction costs, or other investment costs.

The Barclays Capital Intermediate Corporate Bond Index is an unmanaged index of publicly issued investment grade U.S. corporate bonds with one to ten years to maturity. Unlike the Fund's returns, the Index returns do not reflect the effects of brokerage commissions, transaction costs, or other investment costs.

The Standard & Poor's 500® Index is an unmanaged, market capitalization weighted index which measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of brokerage commissions, transaction costs, or other investment costs.

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities within the Russell 1000® Index based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 27% of the total market capitalization of the Russell 1000® companies. The Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of brokerage commissions, transaction costs, or other investment costs.

The Russell Microcap® Index is an unmanaged, market capitalization weighted measure of stock market performance. It consists of the stocks of the 1,000 smallest publicly traded companies within the Russell 2000® Index, plus the next smallest 1,000 U.S. based listed stocks.

The Russell 2000® Index is an unmanaged, market capitalization weighted measure of stock market performance. It contains the stocks of the 2,000 smallest publicly traded companies within the Russell 3000® Index. The Index returns assume the reinvestment of dividends, but, unlike the Fund's returns, do not reflect the effects of brokerage commissions, transaction costs, or other investment costs.

Management and Organization

Pacific Advisors Fund Inc. ("PAF" or "Pacific Advisors") is an investment company, of which each Fund is a separate series with its own investment portfolio. It is located at 101 North Brand Boulevard, Suite 1950, Glendale, CA 91203.

Investment Manager

Under the supervision of the Board of Directors, Pacific Global supervises, advises and manages the day-to-day investment operations of each Fund. Pacific Global is:

•  solely responsible for the investment activities of the Funds;

•  responsible for managing the Company's operations and business affairs and supervising the Funds' administrative services agent; and

•  ultimately responsible for all the Funds.

Pacific Global began operations on December 17, 1991. As of December 31, 2014, PGIMC had $659.2 million assets under management. Pacific Global is located at 101 North Brand Boulevard, Suite 1950, Glendale, CA 91203.

George A. Henning. Mr. Henning is the portfolio manager of the Small Cap Value Fund. He also serves as the portfolio manager of the Mid Cap Value Fund.

Mr. Henning is Chairman of the Company and Chairman, principal stockholder and President of PGIMC. He also serves as the Chairman of Pacific Global Fund Distributors, Inc. ("PGFD"), and Pacific Global Investor Services, Inc. ("PGIS"), the Funds' transfer, dividend disbursing, and administrative services agent. He has been associated with these firms since 1991.

Samuel C. Coquillard. Mr. Coquillard is the portfolio manager of the Large Cap Value Fund. He also serves as a portfolio manager with respect to the equity securities portion of the Balanced Fund. Mr. Coquillard and Mr. Charles Suh are jointly and primarily responsible and share equal responsibility for the equity securities portion of the Balanced Fund.

Mr. Coquillard is a Managing Director of PGIMC. He has been associated with this firm since 2006. From 2003 to 2006, Mr. Coquillard was a Senior Vice President of Chelsea Management Company, an investment advisory firm. From 2000 to 2003, Mr. Coquillard was a First Vice President of Merrill Lynch.

Charles Suh, CFA. Mr. Suh is a portfolio manager of the Income and Equity Fund. Mr. Suh and Ms. Jingjing Yan are jointly and primarily responsible and share equal responsibility for the day- to-day management of the Income and Equity Fund. He also serves as a portfolio manager with respect to the equity securities portion of the Balanced Fund. Mr. Suh and Mr. Samuel Coquillard are jointly and primarily responsible and share equal responsibility for the equity securities portion of the Balanced Fund.

Mr. Suh is a Vice President of PGIMC. He has been associated with this firm since 2007. From 2005 to 2007, Mr. Suh was an Associate Analyst of Key Banc Capital Markets. From 2001 to 2004, Mr. Suh was an Investment Specialist of Lord Abbett & Company.

Jingjing Yan, CFA. Ms. Yan is the portfolio manager of the Government Securities Fund. She is also a portfolio manager of the Income and Equity Fund. Ms. Yan and Mr. Charles Suh are jointly and primarily responsible and share equal responsibility for the day-to-day management of the Income and Equity Fund. She also serves as a portfolio manager with respect to the fixed income portion of the Balanced Fund.

Ms. Yan is Treasurer of the Company and serves as a Vice President and Treasurer of PGIMC, and Treasurer of PGFD and PGIS. She has been associated with these firms since 2001.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

The SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers, and the portfolio managers' ownership of securities in the Funds.

Distributor

Pacific Global Fund Distributors, Inc. is a wholly owned subsidiary of PGIMC and the exclusive distributor of the Funds' shares. PGFD is located at 101 North Brand Boulevard, Suite 1950, Glendale, CA 91203.

Transfer, Dividend Disbursing, and Administrative Services Agent

Pacific Global Investor Services, Inc. ("transfer agent") is a wholly owned subsidiary of PGIMC and the transfer, dividend disbursing, and administrative services agent for the Funds. PGIS is located at 101 North Brand Boulevard, Suite 1950, Glendale, CA 91203.

Management and Advisory Fees

The Funds pay the Manager directly for its services as follows:

Management Fee
Government Securities Fund	0.65%
Income and Equity Fund	0.75%
Balanced Fund	0.75%
Large Cap Value Fund	0.75%
Mid Cap Value Fund	1.00%
Small Cap Value Fund	0.75%

The Manager will voluntarily waive its management fees to the extent that the actual operating expenses of the following Funds exceed the following thresholds:

	Class A	Class C
Government Securities Fund	1.65%	2.40%
Income and Equity Fund	1.95%	2.70%
Large Cap Value Fund	2.65%	3.40%

For the Government Securities Fund, if net expenses exceed the above thresholds after waiver of the entire management fee, PGIS will waive its transfer agency fee to the extent necessary to reduce Class expenses to the above thresholds.

If the operating expenses of a Class exceed the relevant threshold after waiver of the entire management fee and, with respect to the Government Securities Fund, the entire transfer agency fee, the Manager and the transfer agent will not have any obligation to reimburse the Funds for the excess operating expenses. As a result, the operating expenses for these Funds may exceed the above thresholds. Either Pacific Advisors or the Manager may terminate or change the fee waiver arrangements on any Fund with 90 days' notice. The amounts waived by the Manager and the transfer agent are permanently waived, and the Manager and the transfer agent will have no right to recover those amounts from the Funds. No expense limitation arrangements apply to the Balanced Fund, Mid Cap Value Fund, or the Small Cap Value Fund.

Fees waived or expenses reimbursed with respect to a Class under prior expense limitation arrangements (including past fee waivers and expense reimbursements with respect to the Balanced Fund and Small Cap Value Fund) are permanently waived and may not be recovered by the Manager or the transfer agent.

During its most recent fiscal year, the Funds paid PGIMC a management fee (after fee waivers) equal to 0% of net assets for the Government Securities Fund, 0% of net assets for the Income and Equity Fund, 0.75% of net assets for the Balanced Fund, 0% of net assets for the Large Cap Value Fund, 1.00% of net assets for the Mid Cap Value Fund, and 0.75% of net assets for the Small Cap Value Fund.

Board's Approval of the Funds' Advisory Contracts

A discussion regarding the basis for the Board's August 8, 2014 approval of each Fund's investment advisory contract is available in the Funds' Annual Report to shareholders for the year ended December 31, 2014.

Choosing a Share Class

The Funds offer different classes of shares: Class A shares, Class C shares and Class I shares. Class A and Class C shares are available to retail investors. Class I shares are only sold to institutional investors. If you are a retail investor, you should consider buying:

•  Class A shares if you are a longer-term investor. There is a sales charge when you buy these shares, but the ongoing fees are lower than Class C shares. A contingent deferred sales charge applies if you purchase $1 million or more of Class A shares and sell them within one year of purchase. The minimum initial investment in Class A Shares is $1,000 ($500 for qualified plan accounts).

•  Class C shares if you are a shorter-term investor with more money to invest. There is no sales charge when you buy these shares, but there may be a sales charge when you sell them. You must invest a minimum of $10,000 and the ongoing fees are higher than Class A shares.

If you are an institutional investor, you should consider buying:

•  Class I shares. There is no sales charge when you buy these shares nor are they subject to a 12b-1 fee. The minimum initial investment for Class I shares is $250,000. The ongoing fees are generally lower than Class A and Class C shares.

Sales Charges for Class A Shares

The offering price of Class A shares includes the sales charge you pay when you buy shares.

	Current Sales Charge as Percentage of
Amount of Purchase	Offering Price	Net Investment
Government Securities Fund & Income and Equity Fund
Less than $50,000	4.75%	4.98%
$50,000 - $99,999	4.50%	4.71%
$100,000 - $249,999	3.50%	3.63%
$250,000 - $499,999	2.50%	2.56%
$500,000 - $999,999	2.00%	2.04%
$1 million and over**	0.00%	0.00%
Balanced Fund, Large Cap Value Fund, Mid Cap Value Fund, & Small Cap Value Fund
Less than $25,000	5.75%	6.10%
$25,000 - $49,999	5.50%	5.82%
$50,000 - $99,999	4.75%	4.99%
$100,000 - $249,999	3.75%	3.90%
$250,000 - $499,999	2.50%	2.56%
$500,000 - $999,999	2.00%	2.04%
$1 million and over**	0.00%	0.00%

**Even though you do not pay a commission to your broker when you buy $1 million or more of the Funds' shares, PGFD has arranged to pay brokers a fee, based upon cumulative investments in the account, at the following rates: 1% on amounts to $4 million, 0.50% on amounts over $4 million to $8 million, and 0.25% on amounts over $8 million.

How can you reduce sales charges?

Increase the amount you invest. As the Class A sales charge table shows, the more you invest, the lower the percentage of the sales charge.

Combine your purchases. You can lower your sales charge by simultaneously investing in several accounts, or multiple Funds. For example, if you invest $25,000 in Class A shares of one Fund and $25,000 in Class A shares of another Fund at the same time, the sales charge will be based on a $50,000 purchase. You may also claim this discount by combining purchases in related accounts, such as an account in the name of your spouse or minor children. This discount may also be claimed by a trustee or other fiduciary purchasing for a single fiduciary account or trust estate, including qualified employee benefit plans, as well as related plans of the same employer. To receive this discount, you must notify the transfer agent in writing at the time of purchase. Please remember to include your account number(s) on your request.

Claim a right of accumulation. You may lower your sales charge by combining the amounts you invest over a specified period of time. For this purpose, you may combine amounts held in several accounts, as described above. Previously purchased shares (including Class C shares) will be valued at the current net asset value in order to determine the cumulative investment to be used in determining the applicable sales charge. Shares previously redeemed are not taken into consideration. To receive this discount, you must notify the transfer agent in writing at the time each order is placed that the purchases should be combined. Please remember to include your account number(s) on your request.

Sign a letter of intent. A letter of intent means you intend to buy a specific amount of Class A shares over a thirteen-month period. You must first complete a Fund Letter of Intent Form and submit it to the transfer agent for approval. Your initial purchase must be at least 5% of your intended total purchases. Please include all account numbers with each payment and indicate that a letter of intent is on file.

Your sales charges will be based on the intended total purchases over the thirteen-month period. Until you reach that total, however, the transfer agent will take an amount of Class A shares from your account equal to the maximum possible sales charge, and hold them in escrow. If you do not reach your intended goal on schedule, the transfer agent will sell sufficient escrowed shares to pay the higher sales charge.

You may pay a fee for selling your shares. The transfer agent will deduct a contingent deferred sales charge ("CDSC") from your sale proceeds if you buy $1 million or more of Class A shares and sell them within one year, or if you buy Class C shares and sell them within one year. The fee will be 1% of the purchase or sale price, whichever is less. Pacific Advisors reserves the right to waive the CDSC at its discretion.

Pacific Advisors may waive the sales charge. Pacific Advisors may offer Class A shares without a sales charge, under certain circumstances, to its employees and their families or to other individuals who have business relationships with the Funds or certain other investment professionals. Pacific Advisors reserves the right to change this policy at any time.

Redemption Fee

You pay a 2% redemption fee if you sell or exchange shares of the Government Securities Fund or the Income and Equity Fund within 30 days of purchase, or shares of the Balanced Fund, Large Cap Value Fund, Mid Cap Value Fund or the Small Cap Value Fund within 180 days of purchase, with certain exceptions. The redemption fee does not apply to: (1) redemptions under an automatic withdrawal program or periodic asset reallocation plan, required minimum distributions (RMD), employer mandated distributions from a qualified plan, or redemptions under a qualified domestic relations order (QDRO); (2) redemptions to pay for expenses related to terminal illness, death, extended hospital or nursing home care, or other serious medical conditions; (3) redemptions of shares acquired through dividend or capital gains reinvestments, (4) loans from a qualified plan account, and (5) redemptions initiated by the Fund. The redemption fee is intended to offset costs associated with short- term shareholder trading. The proceeds of this fee are paid to the relevant Fund, unlike the proceeds of the CDSC, which are used to pay distribution costs. The redemption fee is in addition to the CDSC, if applicable. The redemption fee is 2% of the net asset value of the shares sold or exchanged. In computing the redemption fee, shares purchased through reinvestment of distributions or capital gains will be redeemed first without charging the fee, followed by the shares held longest period of time.

Transactions through financial intermediaries (such as a broker, bank or other entity that holds securities of record issued by the Fund, in nominee name, or a retirement plan administrator or other entity that maintains plan participant records) typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. Certain intermediaries may not have the ability to collect the Fund's redemption fee on the Fund's behalf from their customers' accounts. Other intermediaries who collect redemption fees, due to policy, operational and/or systems' requirements and limitations, may use criteria and methods for tracking, applying and/or calculating the fee that may differ in some respects from that of the Fund. If you are investing in Fund shares through a financial intermediary, you should contact your financial intermediary for more information on any differences in how the redemption fee is applied to your investments in the Fund. To the extent that financial intermediaries do not collect the redemption fee, the Fund may not be able to defray the expenses associated with short-term trades made by that financial intermediary's customers.

Plans of Distribution

Each Fund has adopted a plan under Rule 12b-1 that allows the Fund to pay an asset-based fee for distribution expenses and shareholder services. The Funds pay only a service fee on Class A shares. The Funds pay both a service and distribution fee on Class C shares. The Funds pay no service fee or distribution fees on Class I shares. The maximum 12b-1 fees are:

	Class A	Class C
12b-1 service fees	0.25%	0.25%
12b-1 distribution fees	0.00%	0.75%

These fees are paid out of each Fund's assets on an ongoing basis. Over time, therefore, these fees will increase the cost of your investment; the distribution fee on Class C shares may cost you more than paying other types of sales charges.

How to Buy, Sell, and Exchange Shares

For additional information about buying, selling and exchanging shares, please also refer to "Policy on Market Timing and Excessive Trading" on pages 62-63.

Buying Shares

Initial purchase. You may order shares either:

•  through a selected dealer; or

•  by completing a PAF Account Application and mailing the Application and your check payable to "Pacific Advisors Fund Inc." to:

Pacific Global Investor Services, Inc.
P.O. Box 2048,
Glendale, California 91209-2048

Please pay by check. The transfer agent only accepts payments in U.S. dollars from checks drawn on a U.S. bank. The transfer agent cannot accept cash. If your purchase is canceled because you did not pay or your check did not clear, you will be charged a $25 fee and will be responsible for any losses a Fund incurs.

Additional purchases. You may buy additional shares through your financial professional or by sending money directly to the transfer agent at the address listed above, or by having money debited directly from your bank account. If your purchase cannot be made due to insufficient funds, stop payment or for any other reason, you will be charged a $25 fee and will be responsible for any losses a Fund incurs.

The transfer agent has the right to reject orders. The transfer agent may reject any order for any reason and cancel any purchase if it does not receive your money.

Purchase orders are effective on the business day the transfer agent receives your check. Pacific Advisors is not responsible for share purchases until the transfer agent confirms it has received your money.

Buying by Mail

Send your check Pacific Global Investor Services, Inc. at the address provided above and either:

•  include the Investment Form portion of your confirmation; or

•  write your name, address, the account number(s) to which you want your payment applied and designate the amount you wish to invest in each Fund on your check.

Buying by Wire

You may make additional purchases by wire by instructing your bank to wire federal funds to:

UMB Bank, n.a.
ABA #: 101000695
Further Credit to:
Pacific Advisors Funds
A/C #9870609932

Your bank may charge a fee for this service. Be sure to specify on the wire the Fund and Class of shares you are buying, your account number, and the name(s) on the account registration.

Selling Shares

Selling by Mail

To sell some or all of your shares you must send the transfer agent a signed written request that specifies the account number and either the dollar amount or the number of shares of each Fund to be sold.

Send a properly completed request. Redemption requests are complete when you have provided all required information and signature guarantees. You may be asked to provide additional documentation if the transfer agent feels it is necessary.

Selling by Telephone

Call the transfer agent at (800) 282-6693. The proceeds are mailed to your address of record or wired to your pre-designated bank account.

Telephone sales may not be possible if all lines are busy.

In that circumstance, you will have to submit a written redemption request.

Verifying authenticity. The transfer agent will make every effort to confirm that telephone instructions are authentic. The transfer agent is not responsible for any loss, damage, or other expenses that occur when telephone instructions are reasonably believed to be authentic. If the transfer agent does not use reasonable verification procedures, Pacific Advisors may be liable for any losses.

Restrictions. Telephone privileges are not available for UMB Bank, n.a. ("UMB")-sponsored retirement plans. Telephone sale privileges are available to you or your financial professional, unless you cancel this privilege with the transfer agent. If an account has multiple owners, the transfer agent may rely on the instructions of any one owner. Shares held in corporate-type retirement plans for which UMB serves as trustee, must be sold by written request, mailed to the transfer agent or an authorized dealer.

You may redeem up to $50,000 once in each 30-day period by telephone. If you wish to redeem more than this amount in a 30-day period, you must submit a written request. Pacific Advisors may waive this requirement for redemptions of Class I shares. If you redeem by telephone, the check must be payable to the shareholder(s) of record and sent to the address of record for that account. For your protection, you may not use this privilege if your address of record has been changed within 15 days of a previous telephone redemption request.

Selling by Wire

Unless otherwise specified, the transfer agent will assume that sales proceeds are to be transferred via check. Wire transfer instructions must be on file with the transfer agent, before it can transfer your money. You must submit a written request to change your designated bank account. Be sure to include appropriate signature guarantees, a copy of any applicable corporate resolution, and any other relevant documentation. A $25 fee will be charged for each outgoing wire redemption to cover associated processing and administrative costs.

Contingencies. If you buy shares by check and decide to sell them before your check has cleared, the transfer agent will not send you the proceeds of that sale until your check has cleared. Your proceeds will, however, be sent to you no later than 15 calendar days after the date the transfer agent receives your check.

Signatures and signature guarantee requirement. The signature on a sale or exchange request must be exactly as it appears on your PAF Account Application. A signature guarantee is required when:

•  proceeds are more than $50,000 (Pacific Advisors may waive this requirement for Class I shares);

•  proceeds are to be sent to someone other than the registered shareholder or to an address other than the address of record;

•  shares are moved from one account to another; or

•  the name on an account is changed.

The guarantor must be authorized by state law to guarantee signatures. A notary public is not acceptable. Acceptable guarantors include participants in the Securities Transfer Agents Medallion Program (STAMP2000), the Stock Exchange Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (NYSE MSP). Participants in these programs may include brokerage firms and banking institutions.

Reinvestment privilege. If you sell shares and reinvest the money in one or more of the Funds within 60 days, there will be no sales charge if:

•  the amount reinvested is less than, or equal to, the sale proceeds;

•  you have not already used this privilege in the current calendar year; and

•  you notify the transfer agent that you want to reinvest without a sales charge.

CDSC and redemption fees. The transfer agent will deduct any applicable CDSC and/or redemption fee before it sends you the sale proceeds. Those fees, and any waivers or exceptions, are described on pages 53-54.

Suspending sales. The right to sell your shares may be suspended when the New York Stock Exchange ("NYSE") is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Exchanging Shares

You may exchange between any of the Funds. Class A shares of a Fund may only be exchanged for Class A shares of another Fund. Class C shares of a Fund may only be exchanged for Class C shares of another Fund. Class I shares of a Fund may only be exchanged for Class I shares of another Fund; currently, the Small Cap Value Fund is the only Fund offering Class I shares.

The redemption fee applies to exchanges from the Government Securities Fund or Income and Equity Fund made within 30 days of purchase, or 180 days of purchase for the other Funds, unless the exchange qualifies for one of the exceptions described on page 54. (See "Policies on Market Timing and Excessive Trading" on pages 62-63.)

Conditions of exchanges. You may only exchange shares if:

•  shares of the Fund selected for exchange are available for sale in your state of residence; and

•  shares have been in your account for at least one day, or at least 15 days for newly- purchased shares, prior to the exchange.

Send a proper request. An exchange will be processed only after the transfer agent receives your properly completed order.

Exchanging by Mail

Send a written request to the transfer agent properly signed by all registered owners indicating the account number, Fund name and shares or dollar amount to be exchanged, and specifying into which Fund the shares are to be exchanged.

Exchanging by Telephone

Telephone exchange privileges are available to you or your financial professional, unless you cancel these privileges with the transfer agent. If you have telephone exchange privileges, you or your financial professional may call the transfer agent at (800) 282-6693. You must provide personal identification, the account number, the Fund name and the shares or dollar amount to be exchanged, and specify into which Fund the shares are to be exchanged. (See "Verifying Authenticity" on page 57.)

Telephone exchanges may not be possible if all lines are busy. In that circumstance, you will have to submit a written request.

The first five (5) exchanges per calendar year are free. After that, there is a $10 service fee for each exchange.

Pacific Advisors may delay your request. If Pacific Advisors believes a Fund would be disadvantaged by an immediate exchange, it may delay the exchange up to two business days. If Pacific Advisors delays the exchange, the transfer agent will attempt to notify you or your financial representative to give you the option to redeem rather than exchange your shares. In the event of a delayed exchange, the exchange will be effected at the NAV as of the date of the request.

Restrictions on bulk exchange requests. Pacific Advisors reserves the right to reject telephone or written exchange requests submitted in bulk on behalf of 10 or more accounts.

Requests which might cause a Fund to lose money. Pacific Advisors reserves the right to refuse any exchange request that would disadvantage a Fund, such as a request that would result in significant losses to a Fund. In this circumstance, however, Pacific Advisors will still honor your right to redeem your shares.

Pacific Advisors may discontinue exchanges. Pacific Advisors has the right to modify, suspend or discontinue the exchange privilege at any time with 60 days' notice to you.

Automatic Plans (Class A and Class C shares only)

You may use the following plans to automatically buy, sell, or exchange shares each month.

Automatic Investment Plan

You may make regular monthly investments into your account by completing the Automatic Investment Plan section on your Account Application. The money will automatically be withdrawn from your bank account on or after the 5th or 20th of the month, whichever you specify on your Application. You will be charged a $25 fee if the automatic purchase cannot be made due to insufficient funds, stop payment or for any other reason. Your minimum monthly investment must be:

•  Class A shares: $25

•  Class C shares: $100

Automatic Withdrawal Plan

You may make regular monthly withdrawals from your account by completing the Automatic Withdrawal Plan section on your PAF Account Application. Your proceeds will automatically be transferred to your pre-designated bank account on or after the 15th or the 30th of each month, whichever you specify on your Application. You can establish an Automatic Withdrawal Plan if:

•  the total value of your account is at least $10,000;

•  payments are at least $25 and in equal dollar amounts; and

•  all dividends and distributions on shares covered by this plan are reinvested in additional Fund shares.

Pacific Advisors does not recommend buying Class A shares while you are using an Automatic Withdrawal Plan. You could save sales charges on your purchases by eliminating or reducing the Automatic Withdrawal Plan amount.

Automatic Exchange Plan

You may make regular monthly transfers in dollar amounts or shares between Funds by completing the Automatic Withdrawal Plan section on your Account Application. Your proceeds will automatically be exchanged on or after the 15th or the 30th of each month, whichever you specify on your Application. You can establish an Automatic Exchange Plan if:

•  the total value of your account is at least $50,000;

•  exchanges are at least $100 and in equal dollar amounts; and

•  all dividends and distributions on shares covered by this plan are reinvested in additional Fund shares.

The Automatic Exchange Plan is not available for Class I shares which are currently offered only for the Small Cap Value Fund.

Insurance Premium Withdrawal Plan

You may automatically pay insurance premiums for eligible policies by completing an Insurance Premium ("IP") Withdrawal Plan Authorization Form. Your sale proceeds will be sent directly to your insurance company according to the instructions on your Authorization Form. You must have a minimum account value of $5,000 to establish an IP Withdrawal Plan. Check with your insurance company for other conditions and restrictions. Applicable forms and further information regarding the IP Withdrawal Plan are available from your financial professional or the transfer agent.

Policy on Market Timing and Excessive Trading

It is Pacific Advisors' policy to treat all shareholders fairly and equally, and to seek to prevent shareholder trading activities that could jeopardize the performance of the Funds. Excessive shareholder trading activity could make it more difficult to manage the Funds effectively and could raise administrative and operating expenses.

However, Pacific Advisors also understands that shareholders may need to engage in short- term transactions in the Funds for reasons that may be entirely unrelated to market timing strategies or improper motives. Pacific Advisors understands that not all short-term transactions pose a risk of significant disadvantage to the Funds or Fund shareholders. In addition, it may be difficult to detect market timing or other excessive trading activity until a pattern of transactions is established, particularly since market timers and other short-term investors may seek to avoid detection of their intent and investment activities.

Accordingly, it is Pacific Advisors' policy to closely monitor operations and enforce uniform policies and procedures designed to discourage active short-term trading that may result in significant disadvantage to the Funds or Fund shareholders. Consistent with that policy, Pacific Advisors has adopted the redemption fees described elsewhere in this prospectus. It is also Pacific Advisors' policy not to enter into agreements with any shareholder to permit market timing or other potentially disadvantageous short-term trading activity on more favorable terms than those available to all shareholders.

Furthermore, Pacific Advisors monitors short-term trading. When Pacific Advisors detects more than one purchase and sale, or sale and purchase, of more than $50,000 of a Fund in a shareholder account within 30 days, Pacific Advisors will take appropriate steps to prevent significant harm to the Funds or Fund shareholders. This may include limiting or terminating investment or exchange privileges, or temporarily or permanently terminating telephone or electronic exchange privileges. When Pacific Advisors detects repeated violations, Pacific Advisors may take additional steps such as terminating investment or exchange privileges. In this circumstance, however, Pacific Advisors will still honor your right to redeem shares. Pacific Advisors reserves the right to waive the foregoing limitations, where permitted by law and not adverse to the interests of the relevant Fund and its shareholders, under the following circumstances:

•  when a new financial professional of record is designated;

•  when necessary in our view to avoid hardship to a shareholder, or

•  when a Fund is dissolved or merged.

In addition, while Pacific Advisors monitors for market timing activity, Pacific Advisors may be unable to identify such activities because omnibus accounts typically provide net purchase or redemption and exchange requests for multiple investors and this netting effect

Makes it more difficult to locate and eliminate market timers from the Funds. Because Pacific Advisors retains discretion in deciding what actions it may take when it detects violations, and because Pacific Advisors retains the right to waive the foregoing limitations, there is a risk that Pacific Advisors inadvertently may not treat equally all shareholders who engage in short-term trading. Excessive short-term trading may interfere with the management of the Funds, and raise administrative and operating expenses, which could disadvantage the Fund and Fund shareholders.

Pursuant to regulatory requirements, the Funds have entered into information sharing agreements with financial intermediaries that require the financial intermediaries to provide certain shareholder and transaction information relating to Fund share trades by or through such financial intermediary. These agreements also require the financial intermediaries to execute instructions from the Funds to restrict or prohibit further purchases or exchanges of Fund shares by a shareholder whom the Fund has identified as having engaged in transactions that violate the Fund's policies. However, identification of market timers pursuant to these agreements may be limited by operational systems and technical limitations that interfere with accessibility to or analysis of the transaction information. Financial Intermediaries, however, may impose and transmit redemption fees, in addition to those that may be imposed by the Fund that may serve to discourage excessive short-term trading.

Certain intermediaries may apply short-term trading policies that are more restrictive than those of the Fund. If you are investing in Fund shares through a financial intermediary, you should contact your financial intermediary for more information on any differences in how the market timing policy may apply to your investments in the Fund.

There is a risk that the Funds' policies and procedures will prove ineffective in whole or in part to detect or prevent short-term trading. Pacific Advisors reserves the right to change these policies and procedures at any time. Any change will be applied uniformly. Pacific Advisors will notify you in writing of any change to these policies and procedures.

Payments to Financial Intermediaries

Financial intermediaries may receive shareholder servicing fees for servicing investors who indirectly hold Fund shares through dealer-maintained brokerage accounts as more fully described under "Fund Sub-Transfer Agent and Networking Payments" in the SAI. These fees are paid by PGIS from payments it receives under its agreement with the Fund.

PGIMC, PGFD and/or their affiliates (collectively, the "Pacific Global Group" or "PGG"), also may make payments to financial intermediaries for providing marketing support services, networking, shareholder services, and/or sub-accounting, transaction processing, administrative or recordkeeping support services with respect to the Funds. The existence or level of such payments may be based on factors that include, without limitation, differing levels or types of services provided by the financial intermediary, the existing or expected level of assets or sales of shares, or access to an intermediary's personnel and other factors. Such payments are paid from PGG's legitimate profits and other financial resources (not from the Funds) and may be in addition to any sales charges (including Rule 12b-1 fees), shareholder servicing, sub-transfer agency, or networking fees that may be payable by the Funds.

To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, PGG may pay or allow promotional incentives or payments to financial intermediaries. Subject to applicable FINRA regulations, PGG also may pay for the travel expenses, meals, lodging and entertainment of salespersons in connection with educational and sales promotional programs and sponsor speakers, educational seminars and charitable events.

Sales of the Funds' shares are not considered a factor in the selection of broker-dealers to execute portfolio transactions for the Funds. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell shares of the Funds is not considered marketing support payments to such broker-dealers.

PGG's payments to financial intermediaries could be significant to the intermediary and may provide the intermediary with an incentive to favor the Funds. Your financial intermediary may charge you additional fees or commissions other than those disclosed in this Prospectus. Contact your financial intermediary for information about any payments it receives from PGG and any services it provides, as well as about fees and/or commissions it charges.

In this context, 'financial intermediary' includes any broker, dealer, bank (including bank trust departments), transfer agent, registered investment adviser, financial planner, and retirement plan administrator and any other financial intermediary having a selling, administrative and shareholder servicing or similar agreement with PGG.

Account Policies

Valuing Shares

Net asset value ("NAV") is calculated separately for each class of each Fund by subtracting the Fund's liabilities attributable to a particular class, from its assets attributable to that class, and then dividing by the number of outstanding shares of that class. The NAV is rounded to the nearest cent.

When is NAV calculated? NAV is calculated as of 4:00 p.m., Eastern Time, the close of regular trading, on the NYSE on every day the NYSE is open for trading, which is usually Mondays through Fridays, except on certain national and other holidays.

How are securities in the Funds valued? Securities are generally valued at market prices. Under guidelines approved by the Board of Directors, a bank, broker/dealer or pricing service may perform valuation services for the Funds.

When pricing service information or reliable market quotations are not readily available, securities are priced at their fair market value, calculated according to procedures adopted by the Board of Directors. A Fund may also use fair-value pricing when the price obtained is deemed erroneous or unreliable, or when the value of a portfolio security has been materially affected by events occurring before the Fund's pricing time but after the close of the primary markets or exchanges on which the security is traded. Pacific Advisors expects this to happen rarely because the Funds currently do not invest in foreign securities except through ADRs, which are listed on U.S. securities exchanges.

When fair-value pricing is employed, the securities prices used to calculate NAV may differ from quoted or published prices for the same securities.

Share Prices

Class A shares. Class A shares are bought at NAV plus any applicable sales charge. A CDSC applies if you purchase $1 million or more of Class A shares and sell them within one year of purchase as described on page 53.

Class C shares. Class C shares are bought at NAV. There is no sales charge when you buy these shares. However, you may be charged a CDSC if you sell Class C shares within one year of purchase as described on page 53.

Class I shares. Class I shares are bought at NAV. There is no sales charge when you buy these shares and no CDSC applies on the sale of Class I shares.

Reinvested shares. Reinvested dividends and capital gains distributions will receive the next calculated NAV. There is no sales charge on reinvested dividends or capital gains.

Redemption of shares. Class A, Class C and Class I shares are sold at NAV. The transfer agent will deduct any applicable CDSC and/or redemption fees from your sales proceeds.

When your shares are bought, sold or exchanged. Shares are bought at the NAV (plus any applicable sales charge in the case of Class A shares) and sold or exchanged at the NAV next calculated after the transfer agent receives your properly completed order. To receive the current day's NAV, your order must be received by the transfer agent, in most instances, before the close of regular trading on the NYSE (usually 4:00 p.m. Eastern Time).

Orders placed with certain authorized dealers or their designees will be considered received by the transfer agent when the order is accepted by that dealer or its designee. Other authorized dealers may require you to place your order before 4:00 p.m. Eastern Time so that it can be sent to the transfer agent by that time.

Pacific Advisors does not allow any other exceptions to the requirement that orders be received by the transfer agent before the close of regular trading on the NYSE (usually 4:00 p.m. Eastern Time) to receive the current day's NAV.

Some brokers charge fees such as a transaction fee. Authorized dealers may charge a fee for their services.

Account Statements and Confirmations

You will receive a statement detailing the value of the assets in your account each quarter. The transfer agent will send you a confirmation detailing the transactions in your account when you buy, sell or exchange shares.

Contact the transfer agent in writing regarding any errors or discrepancies noted on your account statement within 30 days after the date of the statement confirming a transaction. After 30 days, the information shall be deemed accurate and acceptable to you. Corrections of any discrepancies on which notification is provided after 30 calendar days will be processed from the date of the notification and not on a retroactive basis.

Accounts with Low Balances

An annual $12 fee is charged on accounts with balances of less than $250 as of September 30th of each calendar year and no investment activity (excluding reinvestment of dividends and/or capital gains) during the prior calendar year or the first nine months of the current calendar year. This fee is not charged on IRAs, qualified plan accounts or Coverdell Education Savings Accounts.

Pacific Advisors reserves the right to close accounts with balances of less than $250, and which have had no investment activity, excluding reinvestment of dividends and/or capital gains, during the prior 24 months.

USA PATRIOT Act

In compliance with the USA PATRIOT Act, all financial institutions (including mutual funds) at the time an account is opened, are required to obtain, verify and record the following information for all registered owners or others who may be authorized to act on the account: name, date of birth, taxpayer identification number (usually your Social Security Number), and permanent street address. Corporate, trust and other entity accounts require additional documentation. This information will be used to verify your identity. The transfer agent will return your application if any of this information is missing, and may request additional information from you for verification purposes. The transfer agent reserves the right, in the rare event that it is unable to verify your identity, to redeem your account at the current day's NAV. You will be responsible for any losses, taxes, expenses, fees or other results of such a redemption.

Understanding Earnings and Taxes

The following discussion does not explain all federal, state, and local tax consequences of owning Fund shares. You should not consider this discussion to be a substitute for careful tax planning. Please consult your tax adviser about the tax consequences to you of buying shares of and receiving distributions from any of the Funds.

Dividends and Distributions

Each Fund is required to distribute substantially all of its net investment income and net capital gains to comply with tax requirements. Dividends and capital gains distributions paid to you are reinvested in additional shares of the Fund unless you elect to receive them in cash.

No sales charge. There is no sales charge for reinvesting dividends or capital gains distributions.

When are dividends and distributions declared and distributed? The Government Securities Fund and the Income and Equity Fund declare and distribute dividends quarterly. The Balanced Fund, Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund declare and distribute dividends annually. Each Fund distributes capital gains annually.

Taxes on Dividends and Distributions

All dividends and distributions are subject to federal taxes and may be subject to state and local taxes, regardless of whether you decide to receive them in cash or reinvest them in additional shares. Dividend distributions are considered "investment income" for purposes of the Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g., earnings) to individuals whose income exceeds certain threshold amounts. Please consult a tax advisor for more information.

Taxes on Transactions

Tax considerations for exchanges. An exchange is treated as a sale for tax purposes and may result in a capital gain or loss. If you exchange shares that you have held less than 91 days, the sales charge you paid on those shares is not included in computing your tax basis for those shares. It is, however, carried over and included in the tax basis of the new shares you acquired.

Backup withholding. Unless you certify on your PAF Account Application, or on a separate W-9 Form, that your Social Security or Taxpayer Identification Number is correct and that you are not currently subject to or you are exempt from backup withholding, each Fund is required to withhold 28% of all distributions.

Performance Quotations

From time to time, a Fund's average total return may be published in advertising, marketing material, or other communications. The performance of a Fund changes over time. Any presentation of a Fund's average annual total return is not an indication of how it may perform in the future.

Financial Highlights

The Financial Highlights tables are intended to help you understand each Fund's financial performance for the past 5 years.

Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned, or lost, on an investment in the Fund (assuming reinvestment of all dividends and distributions).This information has been audited by Ernst & Young LLP, independent registered public accounting firm, whose report, along with the Funds' financial statements are included in the Annual Report to shareholders, which is available upon request.

Government Securities Fund

(For a share outstanding throughout the period)

	Class A For the Year Ended December 31,
	2014	2013	2012	2011	2010
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period	$9.16	$9.09	$9.13	$9.13	$8.99
Income from Investing Operations
Net Investment Income (loss)	(0.28)	(0.20)	(0.17)	(0.02)	0.05
Net realized and unrealized gain on securities	0.24	0.27	0.13	0.02	0.14
Total from Investment Operations	(0.04)	0.07	(0.04)	-	0.19
Less Distributions
From net investment income	-	-	-	-	(0.02)
From net capital gain	-	-	-	-	-
From return of capital	-	-	-	-	(0.03)
Total Distributions	-	-	-	-	(0.05)
Net Asset Value, End of Period	$9.12	$9.16	$9.09	$9.13	$9.13
Total Investment Return(a)	(0.44)%	0.77%	(0.44)%	0.00%	2.16%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)	$1,620	$1,801	$1,723	$1,873	$2,375
Ratio of net investment income (loss) to average net assets
With expense reductions	(2.58)%	(2.39)%	(1.82)%	(0.54)%	0.49%
Without expense reductions	(5.45)%	(5.09)%	(4.14)%	(2.39)%	(1.10)%
Ratio of expenses to average net assets
With expense reductions	3.50%	3.39%	3.12%	2.42%	2.09%
Without expense reductions	6.37%	6.09%	5.44%	4.26%	3.69%
Fund portfolio turnover rate	183%	135%	181%	115%	156%
	Class C For the Year Ended December 31,
	2014	2013	2012	2011	2010
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period	$8.86	$8.86	$8.96	$9.02	$8.90
Income from Investing Operations
Net Investment Loss	(1.68)	(1.24)	(0.94)	(0.33)	(0.09)
Net realized and unrealized gain on securities	1.57	1.24	0.84	0.27	0.23
Total from Investment Operations	(0.11)	-	(0.10)	(0.06)	0.14
Less Distributions
From net investment income	-	-	-	-	(0.01)
From net capital gain	-	-	-	-	-
From return of capital	-	-	-	-	(0.01)
Total Distributions	-	-	-	-	(0.02)
Net Asset Value, End of Period	$8.75	$8.86	$8.86	$8.96	$9.02
Total Investment Return	(1.24)%	0.00%	(1.12)%	(0.67)%	1.49%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)	$202	$305	$476	$1,011	$1,740
Ratio of net investment loss to average net assets
With expense reductions	(3.33)%	(3.17)%	(2.48)%	(1.27)%	(0.18)%
Without expense reductions	(6.20)%	(5.84)%	(4.92)%	(3.14)%	(1.80)%
Ratio of expenses to average net assets
With expense reductions	4.23%	4.16%	3.85%	3.16%	2.80%
Without expense reductions	7.09%	6.82%	6.29%	5.03%	4.42%
Fund portfolio turnover rate	183%	135%	181%	115%	156%

(a)  The Fund's maximum sales charge is not included in the total return computation.

See Accompanying Notes to Financial Statements

Income and Equity Fund

(For a share outstanding throughout the period)

	Class A For the Year Ended December 31,
	2014	2013	2012	2011	2010
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period	$11.55	$10.30	$9.84	$9.87	$9.49
Income from Investing Operations
Net Investment Income	0.21	0.10	0.15	0.21	0.19
Net realized and unrealized gain on securities	0.52	1.28	0.48	0.01	0.45
Total from Investment Operations	0.73	1.38	0.63	0.22	0.64
Less Distributions
From net investment income	(0.22)	(0.13)	(0.17)	(0.25)	(0.26)
From net capital gain	-	-	-	-	-
From return of capital	-	-	-	-	- (b)
Total Distributions	(0.22)	(0.13)	(0.17)	(0.25)	(0.26)
Net Asset Value, End of Period	$12.06	$11.55	$10.30	$9.84	$9.87
Total Investment Return(a)	6.41%	13.40%	6.46%	2.24%	6.88%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)	$11,324	$9,247	$4,659	$4,235	$3,922
Ratio of net investment income to average net assets
With expense reductions	1.88%	1.27%	1.56%	2.27%	2.57%
Without expense reductions	1.13%	0.52%	0.81%	1.52%	1.81%
Ratio of expenses to average net assets
With expense reductions	1.91%	2.23%	2.68%	2.59%	2.34%
Without expense reductions	2.66%	2.98%	3.42%	3.34%	3.09%
Fund portfolio turnover rate	13%	20%	29%	16%	21%
	Class C For the Year Ended December 31,
	2014	2013	2012	2011	2010
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period	$11.11	$9.91	$9.42	$9.40	$9.03
Income from Investing Operations
Net Investment Income (loss)	0.14	0.06	(0.01)	0.09	0.15
Net realized and unrealized gain on securities	0.47	1.18	0.55	0.05	0.38
Total from Investment Operations	0.61	1.24	0.54	0.14	0.53
Less Distributions
From net investment income	(0.13)	(0.04)	(0.05)	(0.12)	(0.16)
From net capital gain	-	-	-	-	-
From return of capital	-	-	-	-	- (b)
Total Distributions	(0.13)	(0.04)	(0.05)	(0.12)	(0.16)
Net Asset Value, End of Period	$11.59	$11.11	$9.91	$9.42	$9.40
Total Investment Return	5.51%	12.55%	5.74%	1.54%	5.95%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)	$2,471	$2,234	$1,906	$3,049	$4,774
Ratio of net investment income to average net assets
With expense reductions	1.14%	0.49%	0.80%	1.52%	1.82%
Without expense reductions	0.39%	(0.26)%	0.05%	0.77%	1.07%
Ratio of expenses to average net assets
With expense reductions	2.66%	3.03%	3.45%	3.33%	3.07%
Without expense reductions	3.41%	3.78%	4.20%	4.08%	3.82%
Fund portfolio turnover rate	13%	20%	29%	16%	21%

(a)  The Fund's maximum sales charge is not included in the total return computation.

(b)  The amount is less than $0.005 and rounded to zero.

See Accompanying Notes to Financial Statements

Balanced Fund

(For a share outstanding throughout the period)

	Class A For the Year Ended December 31,
	2014	2013	2012	2011	2010
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period	$16.59	$14.13	$13.47	$14.56	$14.91
Income from Investing Operations
Net Investment Income (loss)	(0.16)	(0.18)	(0.03)	-	0.13
Net realized and unrealized gain (loss) on securities	(1.15)	4.21	1.34	(0.16)	1.02
Total from Investment Operations	(1.31)	4.03	1.31	(0.16)	1.15
Less Distributions	-	-	-	-
From net investment income	-	-	-	-	(0.01)
From net capital gain	(0.88)	(1.57)	(0.65)	(0.93)	(1.49)
Total Distributions	(0.88)	(1.57)	(0.65)	(0.93)	(1.50)
Net Asset Value, End of Period	$14.40	$16.59	$14.13	$13.47	$14.56
Total Investment Return(a)	(7.94)%	28.68%	9.69%	(1.14)%	7.71%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)	$5,017	$5,144	$3,919	$3,801	$3,789
Ratio of net investment income (loss) to average net assets	(0.90)%	(0.93)%	(0.27)%	0.29%	0.55%
Ratio of expenses to average net assets	2.84%	3.07%	3.30%	3.13%	2.77%
Fund portfolio turnover rate	22%	23%	34%	14%	36%
	Class C For the Year Ended December 31,
	2014	2013	2012	2011	2010
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period	$15.18	$13.13	$12.66	$13.84	$14.35
Income from Investing Operations
Net Investment Loss	(0.40)	(0.54)	(0.39)	(0.15)	(0.06)
Net realized and unrealized gain (loss) on securities	(0.91)	4.16	1.51	(0.10)	1.04
Total from Investment Operations	(1.31)	3.62	1.12	(0.25)	0.98
Less Distributions
From net investment income	-	-	-	-	- (b)
From net capital gain	(0.88)	(1.57)	(0.65)	(0.93)	(1.49)
Total Distributions	(0.88)	(1.57)	(0.65)	(0.93)	(1.49)
Net Asset Value, End of Period	$12.99	$15.18	$13.13	$12.66	$13.84
Total Investment Return	(8.68)%	27.75%	8.81%	(1.86)%	6.88%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)	$4,203	$5,471	$6,647	$10,768	$18,035
Ratio of net investment loss to average net assets	(1.64)%	(1.70)%	(0.97)%	(0.42)%	(0.18)%
Ratio of expenses to average net assets	3.58%	3.86%	4.02%	3.83%	3.50%
Fund portfolio turnover rate	22%	23%	34%	14%	36%

(a)  The Fund's maximum sales charge is not included in the total return computation.

(b)  The amount is less than $0.005 and rounded to zero.

See Accompanying Notes to Financial Statements

Large Cap Value Fund

(For a share outstanding throughout the period)

	Class A For the Year Ended December 31,
	2014	2013	2012	2011	2010
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period	$13.05	$10.34	$9.30	$8.98	$8.33
Income from Investing Operations
Net investment income (loss)	0.02	0.03	0.04	0.11	(0.06)
Net realized and unrealized gain on securities	1.28	2.94	1.00	0.21	0.71
Total from Investment Operations	1.30	2.97	1.04	0.32	0.65
Less Distributions
From net investment income	-	-	-	-	-
From net capital gain	(0.17)	(0.26)	-	-	-
Total Distributions	(0.17)	(0.26)	-	-	-
Net Asset Value, End of Period	$14.18	$13.05	$10.34	$9.30	$8.98
Total Investment Return(a)	9.94%	28.72%	11.18%	3.56%	7.80%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)	$6,892	$5,453	$3,973	$3,278	$2,511
Ratio of net investment loss to average net assets
With expense reductions	(0.55)%	(0.17)%	(0.18)%	(0.66)%	(1.32)%
Without expense reductions	(1.30)%	(1.72)%	(1.91)%	(2.61)%	(3.50)%
Ratio of expenses to average net assets
With expense reductions	2.64%	2.47%	2.61%	3.05%	3.64%
Without expense reductions	3.39%	4.02%	4.34%	4.99%	5.82%
Fund portfolio turnover rate	3%	24%	9%	7%	106%
	Class C For the Year Ended December 31,
	2014	2013	2012	2011	2010
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period	$11.50	$9.20	$8.34	$8.12	$7.58
Income from Investing Operations
Net investment income (loss)	0.68	0.32	(0.69)	(0.42)	(0.17)
Net realized and unrealized gain on securities	0.38	2.24	1.55	0.64	0.71
Total from Investment Operations	1.06	2.56	0.86	0.22	0.54
Less Distributions
From net investment income	-	-	-	-	-
From net capital gain	(0.17)	(0.26)	-	-	-
Total Distributions	(0.17)	(0.26)	-	-	-
Net Asset Value, End of Period	$12.39	$11.50	$9.20	$8.34	$8.12
Total Investment Return	9.18%	27.83%	10.31%	2.71%	7.12%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)	$1,167	$816	$578	$630	$681
Ratio of net investment loss to average net assets
With expense reductions	(1.29)%	(0.92)%	(1.01)%	(1.53)%	(2.03)%
Without expense reductions	(2.03)%	(2.47)%	(2.74)%	(3.46)%	(4.23)%
Ratio of expenses to average net assets
With expense reductions	3.38%	3.22%	3.43%	3.89%	4.37%
Without expense reductions	4.13%	4.77%	5.15%	5.82%	6.57%
Fund portfolio turnover rate	3%	24%	9%	7%	106%

(a)  The Fund's maximum sales charge is not included in the total return computation.

See Accompanying Notes to Financial Statements

Mid Cap Value Fund

(For a share outstanding throughout the period)

	Class A For the Year Ended December 31,
	2014	2013	2012	2011	2010
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period	$15.25	$11.47	$10.88	$11.57	$8.78
Income from Investing Operations
Net Investment Loss	(0.11)	(0.36)	(0.25)	(0.13)	(0.48)
Net realized and unrealized gain (loss) on securities	(1.68)	4.14	0.84	(0.56)	3.27
Total from Investment Operations	(1.79)	3.78	0.59	(0.69)	2.79
Less Distributions
From net investment income	-	-	-	-	-
From net capital gain	-	-	-	-	-
Total Distributions	-	-	-	-	-
Net Asset Value, End of Period	$13.46	$15.25	$11.47	$10.88	$11.57
Total Investment Return(a)	(11.74)%	32.96%	5.42%	(5.96)%	31.78%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)	$5,981	$6,058	$4,500	$4,052	$3,672
Ratio of net investment loss to average net assets	(2.46)%	(2.88)%	(3.01)%	(3.11)%	(3.39)%
Ratio of expenses to average net assets	3.42%	3.69%	4.19%	4.16%	4.35%
Fund portfolio turnover rate	22%	15%	24%	12%	18%
	Class C For the Year Ended December 31,
	2014	2013	2012	2011	2010
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period	$13.80	$10.46	$10.00	$10.72	$8.21
Income from Investing Operations
Net Investment Income (loss)	(2.95)	0.48	(3.40)	(4.28)	(3.84)
Net realized and unrealized gain on securities	1.24	2.86	3.86	3.56	6.35
Total from Investment Operations	(1.71)	3.34	0.46	(0.72)	2.51
Less Distributions
From net investment income	-	-	-	-	-
From net capital gain	-	-	-	-	-
Total Distributions	-	-	-	-	-
Net Asset Value, End of Period	$12.09	$13.80	$10.46	$10.00	$10.72
Total Investment Return	(12.39)%	31.93%	4.60%	(6.72)%	30.57%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)	$891	$1,204	$854	$1,044	$1,784
Ratio of net investment loss to average net assets	(3.22)%	(3.61)%	(3.77)%	(3.92)%	(3.91)%
Ratio of expenses to average net assets	4.17%	4.42%	4.95%	4.91%	4.88%
Fund portfolio turnover rate	22%	15%	24%	12%	18%

(a)  The Fund's maximum sales charge is not included in the total return computation.

See Accompanying Notes to Financial Statements

Small Cap Value Fund

(For a share outstanding throughout the period)

	Class A For the Year Ended December 31,
	2014	2013	2012	2011	2010
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period	$61.41	$38.50	$34.42	$31.68	$26.37
Income from Investing Operations
Net Investment Income (loss)	(2.29)	1.44	(1.70)	(1.35)	(1.87)
Net realized and unrealized gain (loss) on securities	(10.99)	21.47	5.78	4.09	7.18
Total from Investment Operations	(13.28)	22.91	4.08	2.74	5.31
Less Distributions
From net investment income	-	-	-	-	-
From net capital gain	(3.62)	-	-	-	-
From return of capital	-	-	-	-	-
Total Distributions	(3.62)	-	-	-	-
Net Asset Value, End of Period	$44.51	$61.41	$38.50	$34.42	$31.68
Total Investment Return(a)	(21.60)%	59.51%	11.85%	8.65%	20.14%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)	$122,642	$199,163	$85,607	$88,323	$92,830
Ratio of net investment loss to average net assets	(1.95)%	(1.93)%	(2.06)%	(2.31)%	(2.14)%
Ratio of expenses to average net assets	2.19%	2.31%	2.71%	2.88%	2.66%
Fund portfolio turnover rate	16%	9%	12%	9%	9%
	Class C For the Year Ended December 31,
	2014	2013	2012	2011	2010
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period	$51.70	$32.65	$29.41	$27.26	$22.87
Income from Investing Operations
Net Investment Income (loss)	(1.15)	3.10	(2.53)	(6.46)	(3.31)
Net realized and unrealized gain (loss) on securities	(10.34)	15.95	5.77	8.61	7.70
Total from Investment Operations	(11.49)	19.05	3.24	2.15	4.39
Less Distributions
From net investment income	-	-	-	-	-
From net capital gain	(3.62)	-	-	-	-
From return of capital	-	-	-	-	-
Total Distributions	(3.62)	-	-	-	-
Net Asset Value, End of Period	$36.59	$51.70	$32.65	$29.41	$27.26
Total Investment Return	(22.19)%	58.35%	11.02%	7.89%	19.20%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)	$10,498	$14,646	$6,912	$6,949	$11,355
Ratio of net investment loss to average net assets	(2.70)%	(2.69)%	(2.80)%	(3.05)%	(2.89)%
Ratio of expenses to average net assets	2.95%	3.08%	3.45%	3.62%	3.40%
Fund portfolio turnover rate	16%	9%	12%	9%	9%

(a)  The Fund's maximum sales charge is not included in the total return computation.

See Accompanying Notes to Financial Statements

Small Cap Value Fund

(For a share outstanding throughout the period)

	Class I For the Year Ended December 31,
	2014	2013	2012	2011	2010
PER SHARE OPERATING PERFORMANCE
Net Asset Value, Beginning of Period	$72.10	$45.13	$39.15	$35.95	$29.86
Income from Investing Operations
Net Investment Income (loss)	9.85	431.95	(120.29)	(0.77)	(0.60)
Net realized and unrealized gain (loss) on securities	(25.27)*	(404.98)*	126.27 *	3.97	6.69
Total from Investment Operations	(15.42)	26.97	5.98	3.20	6.09
Less Distributions
From net investment income	-	-	-	-	-
From net capital gain	(3.62)	-	-	-	-
From return of capital	-	-	-	-	-
Total Distributions	(3.62)	-	-	-	-
Net Asset Value, End of Period	$53.06	$72.10	$45.13	$39.15	$35.95
Total Investment Return	(21.36)%	59.76%	15.27%	8.90%	20.40%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)	$1,402	$380	$7	$6	$6
Ratio of net investment loss to average net assets	(1.77)%	(1.93)%	(2.02)%	(2.08)%	(1.97)%
Ratio of expenses to average net assets	2.03%	2.06%	2.63%	2.65%	2.50%
Fund portfolio turnover rate	16%	9%	12%	9%	9%

*  Numbers reflected significant subscription and redemption activity in Class I during the period.

See Accompanying Notes to Financial Statements

Pacific Advisors Fund Inc.

notes

Privacy Policy

The Pacific Advisors Funds, its investment manager, Pacific Global Investment Management Company (PGIMC), and PGIMC's subsidiary companies, Pacific Global Fund Distributors, Inc. and Pacific Global Investor Services, Inc., (collectively, "we") respect your right to privacy. We also know that you expect us to service your account and process transactions or services you have requested in an accurate and efficient manner. To do so, we must collect and maintain certain personal information about you from applications or other forms you complete, from your transactions with us and addresses we receive from a third party when you have moved. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except (1) our affiliates and service providers, (2) as authorized by you in writing (so long as such authorization has not been revoked), or (3) as otherwise permitted by law. Our service providers are not permitted to use your personal information for any purpose other than servicing your account, as authorized by you in writing (so long as such authorization has not been revoked), or as otherwise permitted by law.

We also may collect and maintain certain personal information about your attorneys-in-fact and others authorized to act with respect to your account ("Authorized Representatives"). We treat such Authorized Representative personal information under our policies in a similar manner to the way we treat your personal information.

To protect your and your Authorized Representative's personal information, we permit access to such personal information only to authorized employees who need to know the information to provide products and services to you. Be assured that we maintain physical, electronic and procedural safeguards that comply with federal standards to guard such personal information.

Information Regarding Delivery of Shareholder Documents

SEC rules permit the delivery of a single prospectus, proxy statement, and annual and semi- annual report to two or more shareholders with the same last name and residential street or post office box address on their Pacific Advisors Fund accounts, unless they have given contrary instructions. (This also applies to shareholders with the same address whom the transfer agent reasonably believes are members of the same family.) The combined mailing of shareholder materials to Class A and Class C shareholders results in considerable savings to the Fund in printing and mailing costs.

If the transfer agent currently delivers one copy of shareholder materials to your address, it will continue to do so until you tell the transfer agent otherwise. If you would like your own separate copy, you may revoke your consent by contacting Pacific Advisors Fund at the address or phone number given on the back cover of this prospectus. If you choose to receive multiple copies of any document, your household will receive multiple copies of all documents for each Pacific Advisors Fund account your household owns. Multiple mailing will resume within 30 days after you notify the transfer agent.

For More Information

More detailed information on subjects covered in this prospectus is contained in the Statement of Additional Information (SAI). The SAI is incorporated by reference (legally considered part of this document). Investors seeking more in-depth explanations of the Fund should request the SAI and review it before purchasing shares. Additional information about the Funds' investments is available in the Funds' Annual and Semi-Annual Reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. To receive a free copy of this prospectus, the SAI, the Annual or Semi-Annual Report, or to obtain additional information about the Funds, please contact:

Pacific Global Fund Distributors, Inc.
101 North Brand Blvd., Suite 1950
Glendale, California 91203
(800) 989-6693

Documents will be sent within 3 business days of receipt of your request. You may also obtain a free copy of the prospectus, the Annual or Semi-Annual Report, or obtain additional information about the Funds, by visiting the Funds' website at www.pacificadvisorsfunds.com.

Reports and other information about the Funds (including the SAI) may be reviewed and copied:

•  at the SEC's Public Reference Room in Washington, D.C.

•  on the SEC's Internet site (www.sec.gov); or

•  after payment of a duplicating fee, by written request to the Public Reference Section of the SEC, Washington, DC 20549-1520, or by email to publicinfo@sec.gov.

Information about the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

Ask account questions

You can check your share balance, the price of your shares, and your account transactions by calling PGIS Shareholder Services between 6:00 a.m. and 5:00 p.m. Pacific Time at (800) 282-6693. You will need personal identification information and your account number. As noted above, you may also call this number if you have general questions regarding the Funds, or if you would like to receive a free copy of the most recent Pacific Advisors' prospectus, SAI, or Annual or Semi-Annual Report.

Telephone calls you have with Shareholder Services may be monitored or recorded for quality assurance, verification, and recordkeeping purposes. By speaking to Pacific Advisors on the telephone, you consent to such monitoring and recording.

Investment Company Act file number: 811-7062

www.pacificadvisorsfunds.com

Pacific Global Fund Distributors, Inc.
101 North Brand Boulevard, Suite 1950
Glendale, California 91203

PACIFIC ADVISORS FUND INC.

Government Securities Fund

Income and Equity Fund

Balanced Fund

Large Cap Value Fund

Mid Cap Value Fund

Small Cap Value Fund

101 North Brand Boulevard

Suite 1950

Glendale, California  91203

Toll Free: (800) 989-6693

STATEMENT OF ADDITIONAL INFORMATION

Class A Shares (all Funds), Class C Shares (all Funds) and

Class I Shares (Small Cap Value Fund only)

This Statement of Additional Information is not a Prospectus, although it is incorporated by reference into the Prospectus making it legally a part of the Prospectus.  It should be read in conjunction with the Company’s Prospectus dated May 1, 2015.  You may obtain a copy of the Prospectus by calling Pacific Global Investor Services, Inc., at the telephone number above.

The date of this Statement of Additional Information is May 1, 2015.

FUND	CLASS	TICKER

Government Securities Fund	Class A	PADGX
Government Securities Fund	Class C	PGGCX

Income and Equity Fund	Class A	PADIX
Income and Equity Fund	Class C	PIECX

Balanced Fund	Class A	PAABX
Balanced Fund	Class C	PGBCX

Large Cap Value Fund	Class A	PAGTX
Large Cap Value Fund	Class C	PGCCX

Mid Cap Value Fund	Class A	PAMVX
Mid Cap Value Fund	Class C	PMVCX

Small Cap Value Fund	Class A	PASMX
Small Cap Value Fund	Class C	PGSCX
Small Cap Value Fund	Class I	PGISX

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THE COMPANY AND THE FUNDS

Pacific Global Fund, Inc., d/b/a Pacific Advisors Fund Inc. (“Pacific Advisors” or the “Company”), is registered with the Securities and Exchange Commission (“SEC”) as an open-end diversified management investment company. The Company was incorporated under the laws of the State of Maryland on May 18, 1992.  Pacific Advisors currently offers the following six Funds: Government Securities Fund, Income and Equity Fund, Balanced Fund, Large Cap Value Fund, Mid Cap Value Fund and Small Cap Value Fund.  Each Fund is a separate investment portfolio of the Company with a distinct investment objective, investment program, policies, and restrictions.

ADDITIONAL INFORMATION CONCERNING INVESTMENT STRATEGIES AND RISKS

Government Securities Fund

The Fund may invest in high-grade fixed income securities issued by U.S. corporations, including convertible debt securities, preferred stocks, and zero coupon bonds.  High grade securities are rated within the three highest credit categories by any nationally recognized statistical rating organization (“NRSRO”) or, if unrated, are of comparable quality as determined by the Manager.  In selecting corporate fixed income securities, the Manager focuses on building core investments in areas of low risk and high intrinsic value.  The Fund’s corporate bond investments emphasize short and intermediate-term issues of domestic corporations that have strong or improving balance sheets.

The Fund may invest up to 10% of its total assets in other investment companies, in accordance with Section 12(d)(1) of the Investment Company Act of 1940, as amended (the “1940 Act”).  One of the factors that will be considered in deciding whether to invest in other investment companies is the operating expenses and fees of those companies, including advisory fees, as such expenses will reduce investment return.  See “Investment in Other Investment Companies”, beginning on page 11.

For temporary defensive purposes, the Fund may invest without limitation in high-quality money market securities.  The types of high-quality money market securities in which it may invest are described below in “Money Market Instruments” beginning on page 5.

Income and Equity Fund

The Fund may also invest up to 10% of its total assets in common stocks and fixed income securities of foreign issuers.  Investments in common stocks of foreign issuers will be made primarily through the use of American Depository Receipts (“ADRs”), although direct market purchases also may be made.

The Fund may invest up to 10% of its total assets in other investment companies, in accordance with Section 12(d)(1) of the 1940 Act.  One of the factors that will be considered in deciding whether to invest in other investment companies is the operating expenses and fees of those companies, including advisory fees, as such expenses will reduce investment return.  See “Investment in Other Investment Companies”, beginning on page 11.

For temporary defensive purposes, the Fund may invest without limitation in high-quality money market securities.  The types of high-quality money market securities in which it may invest are described in “Money Market Instruments” beginning on page 5.

Balanced Fund

The fixed income portion of the Fund may also be invested in U.S. government securities, asset-backed securities, mortgage-backed securities, convertible debt securities, and collateralized mortgage obligations (“CMOs”).

The Fund may also invest up to 20% of its total assets in equity and equity-related securities of foreign issuers.  Investments in securities of foreign issuers will be made through ADRs or other similar securities.

The Fund may invest up to 10% of its total assets in other investment companies, in accordance with Section 12(d)(1) of the 1940 Act.  One of the factors that will be considered in deciding whether to invest in other investment companies is the operating expenses and fees of those companies, including advisory fees, as such expenses will reduce investment return.  See “Investment in Other Investment Companies” beginning on page 11.

Large Cap Value Fund

While it is the policy of the Fund not to invest in securities of companies with no operating history, the Fund may invest up to 10% of its total assets in securities of companies with an operating history of less than three years. Investments in the securities of such unseasoned companies may involve a higher degree of risk than investment in companies with longer operating histories.

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Up to 10% of the Fund’s total assets may be invested directly in foreign securities. See “Depositary Receipts and Foreign Securities” on page 12.

The Fund may invest up to 10% of its total assets in other investment companies, in accordance with Section 12(d)(1) of the 1940 Act.  One of the factors that will be considered in deciding whether to invest in other investment companies is the operating expenses and fees of those companies, including advisory fees, as such expenses will reduce investment return.  See “Investment in Other Investment Companies”, beginning on page 11.

When, in the judgment of the Manager, a temporary defensive posture is appropriate, the Fund may invest, without limitation, in high-quality money market securities. See “Money Market Instruments” beginning on page 5.

Mid Cap Value Fund

Up to 10% of the Fund’s assets may be invested in a publicly traded company’s “restricted securities.”  These securities are not registered for sale to the general public or are offered in an exempt non-public offering under the Securities Act of 1933, as amended (the “Securities Act”), including securities offered and sold to “qualified institutional buyers” under Rule 144A under the Securities Act.

The Fund may invest up to 10% of its total assets in other investment companies, in accordance with Section 12(d)(1) of the 1940 Act.  One of the factors that will be considered in deciding whether to invest in other investment companies is the operating expenses and fees of those companies, including advisory fees, as such expenses will reduce investment return.  The Fund will not purchase securities issued by other open-end investment companies.

The Fund may invest in warrants, subject to the limitations stated on page 17.  The Fund will invest in warrants only where the grantor is the issuer of the underlying security.

The Fund may make short sales of securities or maintain short positions in securities provided an investment in the subject securities is otherwise consistent with the Fund’s investment objective.  Pursuant to the 1940 Act, the Fund will maintain positions in such securities, or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue and equal in amount to the securities sold short.

Small Cap Value Fund

The Fund may invest up to 10% of its total assets in other investment companies, in accordance with Section 12(d)(1) of the 1940 Act.  One of the factors that will be considered in deciding whether to invest in other investment companies is the operating expenses and fees of those companies, including advisory fees, as such expenses will reduce investment return.  See “Investment in Other Investment Companies” beginning on page 11.

Up to 5% of the Fund’s total assets may be invested directly in foreign securities.  See “Depositary Receipts and Foreign Securities” on page 12.

While Pacific Advisors anticipates that the Fund will invest principally in equity and equity-related securities, the Fund also may invest in convertible preferred stocks that pay above average dividends and investment grade fixed income securities, provided such investments appear desirable in light of the Fund’s investment objective of capital appreciation.  The Fund will not continue to hold investment grade securities that have been downgraded to below investment grade.  Convertible preferred stocks that pay above average dividends and long-term corporate bonds are considered by the Manager to have capital appreciation potential.  The fixed income securities in which the Fund may invest are generally expected to be long-term corporate bonds having an average portfolio maturity of between 10 and 15 years, which have the potential to provide capital appreciation.

In addition, while it is the policy of the Fund not to invest in securities of companies with no operating history, the Fund may invest up to 10% of its total assets in securities of companies with an operating history of less than three years.  Investments in the securities of such unseasoned companies may involve a higher degree of risk than investments in securities of companies with longer operating histories.

When, in the judgment of the Manager, a temporary defensive posture is appropriate, the Fund may invest, without limitation, in high-quality money market securities.  See “Money Market Instruments” beginning on page 5.

Information Concerning Specific Strategies and Instruments

In pursuing its investment objective, each Fund may invest in certain types of securities that have special risks, as described below, and therefore, may not be suitable for all investors. Investors should carefully assess the risks associated with an investment in each Fund.  The following is a description of certain types of investments and strategies that may be used by the Funds and the risks of those investments and strategies.

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Money Market Instruments

Each Fund may use U.S. dollar denominated money market instruments rated within the two highest credit categories by any NRSRO or, if not rated, of comparable investment quality as determined by the Manager.  The money market instruments that may be used by each Fund may include:

Obligations Backed by the “Full Faith and Credit” of the U.S. Government.  U.S. government obligations include the following types of securities:

U.S. Treasury Securities.  These include direct obligations of the U.S. Treasury, (i.e., Treasury bills, notes and bonds).  These securities differ mainly in the length of their maturity.  Treasury bills, the most frequently issued marketable government security, have a maturity of up to one year and are issued on a discount basis.  The payment of principal and interest for these securities is unconditionally guaranteed by the U.S. government.  The U.S. government does not guarantee the market price of any of these securities.  These securities are subject to variations in market value, but, if held to maturity, will be paid in full.

Federal Agency Securities.  These include bonds issued by U.S. government agencies and are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. government or guaranteed by the U.S. Treasury.  The U.S. government, however, does not guarantee the market price of any of these securities.  Some of the U.S. government agencies that issue or guarantee securities include the Government National Mortgage Association (GNMA or Ginnie Mae), the Export-Import Bank of the United States (Exim Bank), Federal Housing Administration (FHA), Veterans Administration (VA), Small Business Administration (SBA), and The Tennessee Valley Authority (TVA).  TVA bonds are secured by the power revenue generated by its Authority.

Government-Sponsored Enterprise (GSE) Bonds.  These include bonds issued by certain federally-chartered but privately-owned corporations which are neither direct obligations of, nor backed by the full faith and credit of, the U.S. government.  However, they generally involve some form of government-sponsorship: some operate under a government charter; some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity.  These bonds have credit risk and default risk and the yield on these bonds is slightly higher than on U.S. Treasury bonds.  GSEs include: Federal Home Loan Banks (FHLB), Federal Farm Credit Banks (FCS), Federal Agricultural Mortgage Corporation (Farmer Mac), Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac) and the Federal National Mortgage Association (FNMA or Fannie Mae).

On September 7, 2008, FNMA and FHLMC were placed into conservatorship by their new regulator, the Federal Housing Finance Agency (FHFA).   The U.S. Treasury has entered into a Senior Preferred Stock Purchase Agreement with each firm to maintain the positive net worth of each firm.  See “Events Related to FNMA and FHLMC” on page 8.

In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

Bank and Savings and Loan Obligations.  These include certificates of deposit, bankers’ acceptances, and time deposits. Certificates of deposit generally are short-term, interest-bearing negotiable certificates issued by commercial banks or savings and loan associations against funds deposited in the issuing institution.  Bankers’ acceptances are time drafts drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction (e.g., to finance the import, export, transfer, or storage of goods).  With a bankers’ acceptance, the borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date.  Most bankers’ acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.  Time deposits are generally short-term, interest-bearing negotiable obligations issued by commercial banks against funds deposited in the issuing institutions.  The Funds will not invest in any security issued by a commercial bank or a savings and loan association unless the bank or savings and loan association is organized and operating in the United States, has total assets of at least one billion dollars, and is a member of the Federal Deposit Insurance Corporation (“FDIC”), in the case of banks, or insured by the FDIC in the case of savings and loan associations; provided, however, that such limitation will not prohibit investments in foreign branches of domestic banks which meet the foregoing requirements.  The Funds will not invest in time-deposits maturing in more than seven days.

Short-Term Corporate Debt Instruments.  These include commercial paper, which are short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a

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discount basis and has a maturity at the time of issuance not exceeding nine months.  Also included are non-convertible corporate debt securities (i.e., bonds and debentures).  Corporate debt securities with a remaining maturity of less than 13 months are liquid (and tend to become more liquid as their maturities lessen) and are traded as money market securities.  Each Fund may purchase corporate debt securities having maturities of 13 months or more.

Repurchase Agreements.  The Funds may invest in repurchase agreements.  A repurchase agreement is an instrument under which the investor (such as a Fund) acquires ownership of a security (known as the “underlying security”) and the seller (i.e., a bank or primary dealer) agrees, at the time of the sale, to repurchase the underlying security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period, unless the seller defaults on its repurchase obligations.  The underlying securities will consist only of high-grade money market instruments, including securities issued by the U.S. government, its agencies or instrumentalities (“U.S. government securities”).  Repurchase agreements are, in effect, collateralized by the underlying securities, and, during the term of a repurchase agreement, the seller will be required to mark-to-market such securities every business day and to provide such additional collateral as is necessary to maintain the value of all collateral at a level at least equal to the repurchase price.  Repurchase agreements usually are for short periods, often under one week.  No Fund will enter into a repurchase agreement if, as a result, more than 15% of the total value of that Fund’s total assets would be invested in such agreements or other securities which are not readily marketable.

The Funds will seek to assure that the amount of collateral with respect to any repurchase agreement is adequate.  As with a true extension of credit, however, there is risk of delay in recovery or the possibility of inadequacy of the collateral should the seller of the repurchase agreement fall financially. In addition, a Fund could incur costs in connection with disposition of the collateral if the seller were to default.  The Funds will enter into repurchase agreements only with sellers deemed to be creditworthy by the Company’s Board of Directors and only when the economic benefit to the Funds is believed to justify the attendant risks.  The Funds have adopted standards for the sellers with whom they will enter into repurchase agreements.  The Board of Directors believes these standards are designed to reasonably assure that such sellers present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase agreement. The Funds may enter into repurchase agreements only with member banks of the Federal Reserve System or primary dealers in U.S. government securities.

Adjustable Rate and Floating Rate Securities.  Adjustable rate securities (i.e., variable rate and floating rate instruments) are securities that have interest rates that are adjusted periodically, according to a set formula. The maturity of some adjustable rate securities may be shortened under certain special conditions described more fully below.

Variable rate instruments are obligations (usually certificates of deposit) that provide for the adjustment of their interest rates on predetermined dates or whenever a specific interest rate changes.  A variable rate instrument subject to a demand feature is considered to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand.

Floating rate instruments (generally corporate notes, bank notes, or Eurodollar certificates of deposit) have interest rate reset provisions similar to those for variable rate instruments and may be subject to demand features like those for variable rate instruments.  The interest rate is adjusted, periodically (i.e., daily, monthly, semi-annually), to the prevailing interest rate in the marketplace.  The interest rate on floating rate securities is ordinarily determined by reference to, or is a percentage of, a bank’s prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.  The maturity of a floating rate instrument is considered to be the period remaining until the principal amount can be recovered through demand.

Fixed Income Securities

In accordance with each Fund’s investment objectives and investment program, each Fund may invest to varying degrees in high and medium quality fixed income securities.  High-quality fixed income securities are considered to have a very strong capacity to pay principal and interest.  Issuers of high-grade debt instruments are considered to have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than high-quality debt.  Investment grade fixed income securities are regarded as having an adequate capacity to pay principal and interest, although these securities have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

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“High quality” generally means the security has been rated at least AA or its equivalent by a credit rating agency or is an unrated debt instrument of equivalent quality.  “High grade” generally means the security has been rated at least A or its equivalent by a credit rating agency or is an unrated debt instrument of equivalent quality.  “Investment grade” generally means the security has been rated at least BBB or its equivalent by a credit rating agency or is an unrated debt instrument of equivalent quality.  The Manager, however, when assessing whether a security fits within a particular credit quality category, may also examine the following factors, among others (collectively, the “other credit factors”):  the security’s interest rate, the security’s maturity, the credit risk of the issuer (including any insurance or guarantees related to the security), and news releases.  See the Appendix for a description of ratings provided by certain credit rating agencies.

If a credit rating agency does not provide a rating or multiple credit rating agencies provide different ratings for the same security, the Manager convenes a meeting of portfolio manager(s) and/or analyst(s), and representative(s) from compliance to discuss the other credit factors to help determine the credit rating of the security.  As a general matter, if credit rating agencies provide different credit ratings, the Manager will assign the lower credit rating to the security in question.

The maturity of fixed income securities may be considered long- (ten or more years), intermediate- (three to ten years), or short-term (less than three years).  In general, the principal values of longer-term securities fluctuate more widely in response to changes in interest rates than those of shorter-term securities, providing greater opportunity for capital gain or risk of capital loss.  A decline in interest rates usually produces an increase in the value of fixed income securities, while an increase in interest rates generally reduces their value.

Certain of these fixed income securities are described below.

Mortgage-Backed Securities.  The Government Securities Fund, the Income and Equity Fund, and the Balanced Fund each may invest in mortgage-backed securities, which are securities representing interests in pools of mortgages.  Interests in pools of mortgage-backed securities differ from other forms of debt securities (which normally provide for periodic payments of interest in fixed amounts and the payment of principal in a lump sum at maturity or on specified call dates).  Instead, mortgage-backed securities provide monthly payments consisting of both interest and principal payments.  In effect, these payments are a “pass-through” of the monthly payments made by the individual borrowers on the underlying residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities.  Unscheduled payments of principal may be made if the underlying mortgage loans are repaid, refinanced or the underlying properties are foreclosed, thereby shortening the securities’ weighted average life.  Some mortgage-backed securities, such as securities guaranteed by GNMA, are described as “modified pass-through securities.” These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, on the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

Unscheduled or early repayment of principal on mortgage-backed securities (arising from prepayment of principal due to the sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose the Fund to a lower rate of return upon reinvestment of principal.  Like other fixed income securities, when interest rates rise, the value of a mortgage-related security generally will decline; however, when interest rates are declining, the value of mortgage-related securities with prepayment features may not increase as much as other fixed income securities.

Generally, mortgage-backed securities compensate for greater prepayment risk by paying a higher yield.  The additional interest paid for risk is measured by the difference between the yield of a mortgage-backed security and the yield of a U.S. Treasury security with a comparable weighted average life (“the spread”).  An increase in the spread will cause the price of the security to decline.  Spreads generally increase in response to adverse economic or market conditions.

Payment of principal and interest on some mortgage-backed securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. government or agencies or instrumentalities of the U.S. government.  The principal governmental guarantor of mortgage-backed securities is GNMA.   GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by lending institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgage loans.  These mortgage loans are either insured by the Federal Housing Administration (FHA) or guaranteed by the Veterans Administration (VA).  A “pool” or group of such mortgage loans is assembled and, after being approved by GNMA, is offered to investors through securities dealers.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. government) include FNMA and FHLMC.  FNMA is a government-sponsored corporation owned entirely by private stockholders.  It is subject to

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general regulation by the Secretary of Housing and Urban Development.  FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/services which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Mortgage-backed securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. government.

FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing.  It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders.  FHLMC issues Participation Certificates (“PCs”) which represent interests in conventional mortgages from FHLMC’s national portfolio.  FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. government.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans.  Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-backed securities.  Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools, because there are no direct or indirect government or agency guarantees of payments in the former pools. Timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit.  The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.  Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-backed security meets each Fund’s investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.  Each Fund may buy mortgage-backed securities without insurance or guarantees if the Manager determines that the securities meet that Fund’s quality standards.  Although the market for such securities has become increasingly liquid, securities issued by certain private organizations may not be readily marketable.  Each Fund will limit its investment in mortgage-backed securities or other securities which may be considered illiquid or not readily marketable to no more than 15% of that Fund’s net assets.

Events Related to FNMA and FHLMC. On September 7, 2008, FNMA and FHLMC were placed under the conservatorship of the FHFA to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving FNMA and FHLMC’s assets and property and putting FNMA and FHLMC in a sound and solvent condition.  Under the conservatorship, the management of FNMA and FHLMC was replaced.   In addition, the U.S. Treasury has entered into senior preferred stock purchase agreements to provide additional financing to FNMA and FHLMC.   No assurance can be given that the U.S. Treasury initiatives discussed above with respect to the debt and mortgage-backed securities issued by FNMA and FHLMC will be successful.  It is not known when or how the conservatorships will be terminated or what changes to FNMA’s and FHLMC’s business structures will be made during or following termination of the conservatorships. The future status and role of FNMA and FHLMC could be impacted by (among other things) the actions taken and restrictions placed on FNMA and FHLMC by the FHFA in its role as conservator, the restrictions placed on the operations and activities of FNMA and FHLMC as a result of the senior preferred stock investment made by the Treasury, market responses to developments at FNMA and FHLMC, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may have an impact on the value of their outstanding debt, including any such debt held by the Funds.

Collateralized Mortgage Obligations.  The Government Securities Fund, the Income and Equity Fund, and the Balanced Fund may invest in CMOs.  CMOs are debt securities collateralized by underlying whole mortgage loans or, more typically, by pools of mortgage-backed securities guaranteed by GNMA, FHLMC, or FNMA and their income streams.

CMOs, however, are not “mortgage pass-through” securities, such as those described above.  Rather they are pay-through securities, (i.e., securities backed by the cash flow from the underlying mortgages).  Investors in CMOs are not owners of the underlying mortgages, which serve as collateral for such debt securities, but are simply owners of a fixed income security backed by such pledged assets.

CMOs are generally structured into multiple classes or tranches, each bearing a different stated maturity.  The actual maturity and average life of a CMO will depend upon the prepayment experience of the collateral.  CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid.  Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class.  Investors

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holding the longer maturity classes receive principal only after the first class has been retired.  An investor is partially guarded against a sooner-than-desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation issues multiple series of CMO bonds (e.g., Series A, B, C, and Z bonds).  Proceeds of the CMO bond offering are used to purchase mortgages or mortgage-backed certificates which are used as collateral for the loan (“Collateral”).  The Collateral is generally pledged to a third party trustee as security for the CMO bond.  Principal and interest payments from the Collateral are used to pay principal on the CMO bonds.  The Series A, B, and C bonds all bear current interest.  Interest on the Series Z bond is accrued and added to principal and a like amount is paid as principal on the Series A, B, or C bond currently being paid off.  When the Series A, B, and C bonds are paid in full, interest and principal on the Series Z bond begins to be paid currently.  With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including CMO residuals or stripped mortgage-backed securities.  Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

Asset-Backed Securities.  The Income and Equity Fund and the Balanced Fund each may invest in asset-backed securities including interests in pools of receivables, such as motor vehicle installment purchase obligations (such as Certificates for Automobile Receivables or “CARs” and Credit Card Receivables or “CARDs”).  Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets.  However, such securities may also be issued on a pay-through basis (like CMOs) and, in such case, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such asset and issuing such pay-through security.  Asset-backed securities are not issued or guaranteed by the U.S. government or its agencies or instrumentalities.  The payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) affiliated or unaffiliated with the issuers of such securities.

Underlying automobile sales contracts and credit card receivables are, of course, subject to prepayment (although to a lesser degree than mortgage pass-through securities), which may shorten the securities’ weighted average life and reduce their overall return to certificate holders.  Certificate holders may also experience delays in payment if the full amounts due on underlying loans, leases, or receivables are not realized because of unanticipated legal or administrative costs of enforcing the contracts or because of depreciation or damage to the collateral (usually automobiles) securing certain contracts, or other factors.  The value of these securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution providing credit support enhancement for the pool.  If consistent with their respective investment objectives and investment programs, the Government Securities Fund and the Income and Equity Fund each may invest in other asset-backed securities that may be developed in the future.

The purchase of asset-backed securities raises considerations concerning the credit support for such securities due to the financing of the instruments underlying such securities.  For example, most organizations that issue asset-backed securities relating to motor vehicle installment purchase obligations perfect their interests in their respective obligations only by filing a financing statement and by having the servicer of the obligations, which is usually the originator, take custody thereof.  In such circumstances, if the servicer were to sell the same obligations to another party, in violation of its duty not to do so, there is a risk that such party could acquire an interest in the obligations superior to that of the holders of the asset-backed securities.  Also, although most such obligations grant a security interest in the motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to perfect such security interest against competing claims of other parties.  Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the obligations underlying the asset-backed securities, usually is not amended to reflect the assignment of the seller’s security interest for the benefit of the holders of the asset-backed securities.  Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities.  In addition, various state and federal laws give the motor vehicle owner the right to assert against the holder of the owner’s obligation certain defenses such owner would have against the seller of the motor vehicle.  The assertion of such defenses could reduce payments on the related asset-backed securities.

Insofar as credit card receivables are concerned, credit card holders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holders the right to set off certain amounts against

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balances owed on the credit card, thereby reducing the amounts paid on such receivables.  In addition, unlike most other asset-backed securities, credit card receivables are unsecured obligations of the cardholder.

While the market for asset-backed securities has become increasingly liquid, the market for such securities is not as well developed as that for mortgage-backed securities guaranteed by government agencies or instrumentalities.  The Income and Equity Fund intends to limit its purchases of asset-backed securities to securities that are readily marketable at the time of purchase.

Zero Coupon Bonds.  The Government Securities Fund and Income and Equity Fund each may invest in “zero coupon” bonds.  Zero coupon bonds do not entitle the holder to any periodic payments of interest prior to their maturity.  Accordingly, such securities are sold at and usually trade at a deep discount from their face value.  An investor, such as the Government Securities Fund or Income and Equity Fund, acquires a zero coupon bond at a price that is generally an amount based upon its present value, and which, depending upon the time remaining until maturity, may be significantly less than the bond’s face value (sometimes referred to as a “deep discount” price).  Upon maturity of the zero coupon bond, the investor receives the face value of the bond.  The Funds may also invest up to 5% of its net assets in “pay-in-kind” securities (i.e., debt obligations the interest on which may be paid in the form of additional obligations of the same type rather than cash) which have characteristics similar to zero coupon securities.  Zero coupon bonds may be issued directly by agencies and instrumentalities of the U.S. Government or by private corporations.  Zero coupon bonds may originate as such or may be created by stripping an outstanding bond.

Zero coupon bonds and “pay-in-kind” securities may be more speculative and subject to greater fluctuations in their market value in response to changing interest rates than debt obligations that make periodic distributions of interest.  On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, zero coupon bonds eliminate any reinvestment risk and lock in a rate of return to maturity.

For federal tax purposes, the holder of a zero coupon bond is required to accrue a portion of the discount at which the security was purchased (or, in the case of a “pay-in-kind “ security, the difference between the issue price and the sum of all the amounts payable on redemption) as income each year even though the holder of such a security receives no interest payment on such security during the year.  When a Fund owns a zero coupon bond or “pay-in-kind” security, this “phantom income” is treated as part of the income that a Fund must distribute each year to maintain its status as a regulated investment company, under the Internal Revenue Code of 1986 (the “Code”).  As a result, since this “phantom income” may result in the payment of actual cash distributions to Fund shareholders, purchases of zero coupon and “pay-in-kind” securities could reduce the amount of cash available for investment by each Fund.

When-Issued, Delayed Issue, and Forward Commitment Securities

Each Fund may, from time to time, purchase securities on a “when-issued”, delayed delivery, or forward commitment basis.  The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date.  Normally, the settlement date occurs within one month of the purchase, but may take up to four months.  During the period between purchase and settlement, no payment is made by a Fund to the issuer and no interest accrues to a Fund.  The prices of the securities are subject to market fluctuation.  Accordingly, when-issued securities and forward commitments involve a risk of loss if the value of the security to be purchased declines before the settlement date.  The Manager for the Funds does not believe that the net asset value or income of the Funds will be adversely affected by the purchase of securities on a when-issued or forward commitment basis.  No Fund will enter into such transactions for leverage (borrowing) purposes.  While when-issued securities may be sold before the settlement date, each Fund intends to purchase such securities with the purpose of actually acquiring them, unless a sale appears to be desirable for investment reasons.  When a Fund makes the commitment to purchase a security on a when-issued or forward commitment basis, it will record the transaction and reflect the value of the security in determining its net asset value.  Each Fund will maintain, in a segregated account with the custodian, cash and liquid high-quality debt securities equal in value to commitments for when-issued and forward commitment securities.

Convertible Securities

Convertible securities are securities that may be converted into a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula.  Convertible securities include convertible bonds, debentures, notes and preferred stock.  Certain convertible securities may in addition be callable, in whole or in part, at the option of the issuer.  A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged.  Before conversion, convertible securities have characteristics similar to non-convertible debt securities in that they ordinarily provide a stable stream of income with generally higher yields than

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those of common stock of the same or similar issuers.  Convertible securities rank senior to common stock in a corporation’s capital structure but are usually subordinated to comparable non-convertible securities.  Investments in convertible debt securities generally will be limited to those considered to be “investment grade” debt securities, which Pacific Advisors generally defines as being rated BBB or higher by S&P or Bac or higher by Moody’s. Pacific Advisors, however, when assessing whether a security is investment grade, may also examine the other credit factors.  The highest rated debt securities (securities rated AAA by S&P or Aaa by Moody’s) carry, in the opinion of such investment ratings agencies, the smallest degree of investment risk and the capacity to pay interest and repay principle is very strong.

Warrants

Warrants are securities that give the holder the right to purchase equity securities from the issuer at a specific price (the “strike price”) for a limited period of time.  The strike price of warrants typically is higher than the prevailing market price of the underlying security at the time the warrant is issued, while the market value of the warrant is typically much lower than the current market price of the underlying securities. Warrants are generally considered to be more risky investments than the underlying securities, but may offer greater potential for capital appreciation than the underlying securities.

Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets of the issuing company.  Also, the value of the warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to the expiration date.  These factors can make warrants more speculative than other types of investments.  Each Fund will limit its investment in warrants to no more than 5% of its net assets, valued at the lower of cost or market value, and will further limit its investment in unlisted warrants to no more than 2% of its net assets.

Securities Loans

For purposes of realizing additional income, each Fund may make secured loans of its portfolio securities amounting to no more than 30% of the value of that Fund’s total assets. Securities loans are made to broker/dealers and other financial institutions approved by the Board of Directors of the Company. Loans of securities by the Funds are made pursuant to agreements requiring that the loans be continuously secured by collateral equal in value at all times to the securities loaned, as marked-to-market on a daily basis.  The collateral received will consist of cash, U.S. government securities, letters of credit or such other collateral as permitted by interpretations or rules of the SEC and approved by the Company’s Board of Directors.  While the securities are on loan, the Funds will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities, as well as interest on the investment of the collateral or a fee from the borrower.  On termination of the loan, the borrower will be required to return the securities lent to the lending Fund.  Any gain or loss in the market price during the loan would inure to the lending Fund.  The lending Fund may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities.

Any loan of portfolio securities by any Fund will be callable at any time by the lending Fund upon notice of five business days.  When voting or consent rights which accompany loaned securities pass to the borrower, the lending Fund will call the loan, in whole or in part as appropriate, to permit the exercise of such rights if the matters involved would have a material effect on that Fund’s investment in the securities being loaned.  If the borrower fails to maintain the requisite amount of collateral, the loan will automatically terminate, and the lending Fund will be permitted to use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral.

As with any extensions of credit, there are risks of delay in receiving additional collateral or in the recovery of the securities or, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially.  However, these loans of portfolio securities will be made only when the Company’s Board of Directors considers the borrowing broker/dealers or financial institutions to be creditworthy and of good standing and when the Manager believes that the interest earned from such loans justifies the attendant risks.

Investment in Other Investment Companies

Each Fund may each invest in other investment companies, including closed-end investment companies, unit investment trusts, and open-end investment companies, including exchange traded funds (“ETFs”).  Shares in investment companies represent interests in professionally managed portfolios.  Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments; in addition, the return from such an investment will be reduced by the operating expenses and fees of such other investment companies, including applicable advisory fees.  Certain types of investment companies, such as closed-end funds, issue a fixed number of shares that trade on a stock exchange or over-the-counter at a premium or discount to their net asset value per share.  This premium or discount may change from time to time.  Other investment companies are continuously offered at net asset value, but are also traded in the secondary market. Each Fund’s investment in

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other investment companies is limited in amount by the 1940 Act, so that each Fund may purchase shares in another investment company unless (i) such a purchase would cause the Fund to own, in the aggregate, more than 3% of the total outstanding voting stock of the acquired company; (ii) such a purchase would cause the Fund to have more than 5% of its total assets invested in one investment company; and (iii) such a purchase would cause the Fund to have more than 10% of its total assets invested in all other investment companies in the aggregate.  In addition, all Funds in the Company may not in the aggregate own more than 10% of the total outstanding voting stock of any registered closed-end investment company.

ETFs are open-end investment companies, unit investment trusts or depository receipts that hold portfolios of stocks, commodities and/or currencies that commonly are designed to closely track, before expenses, the performance and dividend yield of (i) a specific index, (ii) a basket of securities, commodities or currencies, or (iii) a particular commodity or currency.  The SEC has also authorized the creation of actively managed ETFs.  Currently, the types of indices sought to be replicated by ETFs often include domestic equity indices, fixed income indices, sector indices and foreign or international indices.  ETF shares are traded on exchanges and are traded and priced throughout the trading day.  ETFs permit an investor to purchase a selling interest in a portfolio of stocks throughout the trading day.  Because ETFs trade on an exchange, they may not trade at net asset value (“NAV”). Sometimes, the prices of ETFs may vary significantly from the NAVs of the ETFs underlying securities.  Additionally, if a Fund decides to redeem its ETF shares rather than selling them on a secondary market, the Fund may receive the underlying securities which it must sell in order to obtain cash. Most ETFs are investment companies.  Therefore, a Fund’s purchase of ETF shares is subject to the limitations on and the risks of a Fund’s investment in other investment companies.

Depositary Receipts and Foreign Securities

Each of the Funds, as specified in its investment program, may invest in foreign securities.  Investments in foreign equity securities will be made primarily through the purchase of ADRs.  Certain Funds may also utilize European Depositary Receipts (“EDRs”) and may make direct market purchases of equity and fixed income securities of foreign issuers.  ADRs are certificates issued by a U.S. bank or trust company and represent the right to receive securities of a foreign issuer deposited in a domestic bank or foreign branch of a U.S. bank and traded on a U.S. exchange or in the OTC securities market.   EDRs are receipts issued in Europe generally by a foreign bank or trust company that evidence ownership of foreign or domestic securities.   Generally, ADRs are in registered form and EDRs are in bearer form.  There are no fees imposed on the purchase or sale of ADRs or EDRs during an initial public offering, although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of ADRs or EDRs into the underlying securities. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since (i) ADRs are U.S. dollar-denominated investments which are easily transferable and for which market quotations are readily available; and (ii) issuers whose securities are represented by ADRs are subject to the same auditing, accounting and financial reporting standards as domestic issuers. EDRs are not necessarily denominated in the currency of the underlying security.

To the extent that a fund invests in foreign securities, it may be subject to risks that are different, in some respects, from the risks associated with an investment in a mutual fund that invests only in securities of domestic issuers.  Those risks include: (i) less publicly available information about the securities and about the foreign company or government issuing them; (ii) less comprehensive accounting, auditing, and financial reporting standards, practices, and requirements; (iii) stock markets outside the United States may be less developed or efficient than those in the United States and government supervision and regulation of those stock markets and brokers and the issuers in those markets is less comprehensive than that in the United  States; (iv) the securities of some foreign issuers may be less liquid and  more volatile than securities of comparable domestic issuers; (v) settlement  of transactions with respect to foreign securities may sometimes be delayed  beyond periods customary in the United States; (vi) fixed brokerage commissions on certain foreign stock exchanges and custodial costs with  respect to securities of foreign issuers generally exceed domestic costs;  (vii) with respect to some countries, there is the possibility of unfavorable  changes in investment or exchange control regulations, expropriation, or  confiscatory taxation, taxation at the source of the income payment or  dividend distribution, limitations on the removal of funds or other assets of  each Fund, political or social instability, or diplomatic developments that could adversely affect United States investments in those countries; and (viii) foreign securities denominated in foreign currencies may be affected favorably or unfavorably by changes in currency exchange rates and exchange control regulations and each Fund may incur costs in connection with conversions between various currencies.  Specifically, to facilitate each Fund’s purchase of securities denominated in foreign currencies, the Funds may engage in currency exchange transactions to convert currencies to or from U.S. dollars. The Funds do not intend to hedge their foreign currency risks and will engage in currency exchange transactions on a spot (i.e., cash) basis only at the spot rate prevailing in the foreign exchange market.  As a result of these risks, the selection of securities of foreign issuers may be more difficult and subject to greater risks than investment in domestic issuers.

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Options on Securities

The Balanced Fund, Large Cap Value Fund, Mid Cap Value Fund, and Small Cap Value Fund each may write covered put and call options on securities and may purchase put and call options on securities.  Each Fund will only utilize options on securities that are exchange traded.

A call option is a contract that gives the purchaser thereof, during the term of the option, the right to buy a specified amount of the security underlying the call option at a fixed price (called the exercise or “strike” price) upon exercise of the option.  Conversely, a put option is a contract that gives the purchaser thereof, during the term of the option, the right to sell a specified amount of the security underlying the put option at the exercise price upon exercise of the option.

Through the writing of a covered call option, a Fund will receive premium income but will also thereby obligate itself during the term of the option, upon the exercise thereof, to sell at a specified price to the purchaser of such option the security underlying the option regardless of the market value of the security during the option period.  Through the writing of a covered put option, a Fund will receive premium income but will also thereby obligate itself during the term of the option, upon the exercise thereof, to purchase at a specified price from the holder of the put option the security underlying the option regardless of the market value of the security during the option period.

To “cover” a call option written, a Fund may, for example, identify and make available for sale the specific portfolio security to which the option relates or may establish a segregated asset account with the Company’s custodian, containing cash or liquid assets that, when added to amounts, if any, deposited with its broker as margin, equal the market value of the securities underlying the call option written.  To cover a put option written, a Fund may, for example, establish a segregated asset account with the Company’s custodian containing cash or liquid assets that, when added to amounts, if any, deposited with its broker as margin, equal the market value of the securities underlying the put option written.

Each Fund may purchase put options on securities for defensive purposes in order to hedge against an anticipated decline in the value of its portfolio securities.  Each Fund may purchase call options on securities to take advantage of anticipated increases in the value of its portfolio securities. In addition, each Fund may write put or call options on securities, for the purpose of generating additional income, which may partially offset the effects of adverse changes in the value of that Fund’s portfolio securities.

Although these investment practices will be used to generate additional income and to attempt to reduce the effect of any adverse price movement in the securities subject to the option, they do involve certain risks that are different, in some respects, from the investment risks associated with similar funds that do not engage in such activities.  These risks include the following: writing covered call options — the inability to effect closing transactions at favorable prices and the inability to participate in the appreciation of the underlying securities above the exercise price, adjusted for premiums received; writing covered put options — the inability to effect closing transactions at favorable prices and the obligation to purchase the specified securities at prices which may not reflect their current market values; and purchasing put and call options — possible loss of the entire premium paid if the option expires unexercised.

Cyber Security Risk

The use of technologies, such as the internet, to conduct business make each Fund susceptible to a variety of risks, including, but not limited to, operational, data security and related risks.  Cyber security incidents may come from intentional attacks or unintentional causes.  Cyber-attacks may occur through a variety of means, for example, by invading digital systems (e.g., through “hacking” or “malware”) misappropriating assets, invading privacy, disrupting operations, or corrupting data.  Certain cyber-attacks may not require unauthorized access, such as denial-of-service attacks on websites and attacks that deny users network services.  Inadvertent cyber security failures or breaches by the Manager, other service providers with access and even the issuers in which the Funds invest may cause disruptions and interrupt business operations.  The consequences of cyber-attacks may cause financial losses, interfere with a Fund’s calculations of its net asset value or its execution of trades, prevent Fund shareholders from electronically accessing account information, cause violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.  Repairing the damage of a cyber-attack or preventing future ones can be very costly.  While the Funds and their various service providers have established business continuity plans and systems to reduce the risks of cyber-attacks, plans and systems are necessarily limited to the scope of the risks that are known and have been identified.  The Funds remain vulnerable to the cyber security plans and systems of service providers to the Funds and issuers in which the Funds invest.  Thus, while the Funds and others have taken appropriate action, the Funds and their shareholders could be negatively impacted as a result.

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Portfolio Turnover

For the prior two fiscal years ended December 31, the Funds had the following portfolio turnover rates:

	Government Securities Fund	Income and Equity Fund	Balanced Fund	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund
2013	135%	20%	23%	24%	15%	9%
2014	183%	13%	22%	3%	22%	16%

Portfolio turnover rates reflect the Manager’s capital allocation decision-making in response to market and economic conditions and each Fund’s stated investment philosophy and policies.

The Government Securities Fund seeks to manage its fixed income assets to the yield curve.  In response to extraordinarily low interest rates and economic uncertainty during 2013 and 2014, the Fund maintained a greater portion of its assets in short- and intermediate-term government agencies to seek to protect principal while capturing additional yield.  As these securities were called or matured, the Fund invested the proceeds in new short and intermediate-term government agencies resulting in an unusually high turnover rate for this Fund during 2013 and 2014.

Disclosure of Portfolio Information

The Company has adopted policies and procedures governing the disclosure of information regarding its portfolio holdings.  As a general matter, it is the Company’s policy that public disclosure of information concerning the Funds’ portfolio holdings should be made at times and in circumstances under which it may promptly become generally available to the brokerage community and the investing public.  The policies and procedures generally provide that (i) information about the Funds’ portfolio holdings may not be disclosed sooner than three days after mailing such information to shareholders, (ii) portfolio holding information in reports or other filings filed electronically with the SEC or posted on the Funds’ website may not be disclosed sooner than the day after such filing or posting, (iii) portfolio holding information that is solely available in other regulatory reports or filings may not be disclosed, except as expressly authorized by the Company’s President, and (iv) portfolio holding information that is more current than that in reports or other filings filed electronically with the SEC or posted on the Funds’ website may not be disclosed.

Public Disclosures.  Information regarding each Fund’s portfolio holdings will be disclosed to the public as required or permitted by applicable laws, rules or regulations, such as in annual and semi-annual shareholder reports and other reports or filings with the SEC.  Such reports shall be released not sooner than 30 days after the end of the relevant reporting period, or after such period required under applicable law.

The Funds and the Distributor may disclose the Funds’ ten largest portfolio holdings in monthly performance updates provided to broker/dealers in connection with the distribution of Fund shares.  The monthly performance updates may not be released earlier than five days after the end of the relevant month and shall not be provided to any broker/dealer on a preferential basis.  The Funds will disclose their ten largest portfolio holdings on the Fund’s website at www.pacificadvisorsfunds.com at the same time as printed performance updates are first released.  The Fund may also disclose on its website portfolio holdings and composition as of the end of each month; such information may be released not less than 30 days after the end of the relevant month.

The Funds may disclose their portfolio holdings to mutual fund databases and rating services, at such time as the information is made available to the general public, for the purpose of obtaining ratings for the Funds and enabling such services to provide such portfolio holding information to the public as they typically provide for rated funds.  If a mutual fund database or rating service signs a confidentiality agreement, portfolio holdings and composition information may be released not less than 5 days after the end of the relevant month. The use of such information is limited to the approved purposes as described in the confidentiality agreement.

Other Disclosures.  The Funds periodically provide information concerning their portfolio holdings to the Funds’ service providers and the Company’s disinterested directors in connection with their provision of services to or on behalf of the Funds.  In addition to the Manager, these service providers include any auditor, the Distributor, the Transfer Agent, Stradley Ronon Stevens & Young, LLP as “Legal Counsel,” and Merrill Corporation as “Printer.”  The Funds may also disclose portfolio holdings information to broker/dealers and certain other parties in connection with and as necessary for the placement, execution and clearing of the Funds’ securities transactions.  All of these service providers have an implied, explicit, or professional duty not to trade on confidential information and to limit use of such information to approved purposes.  An implied obligation which is not the result of a written contract may not be enforceable.

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The Funds may also disclose portfolio holding information to any regulator in response to any regulatory requirement not involving public disclosure, or any regulatory inquiry or proceeding and to any person, to the extent required by order or other judicial process.

The Funds may also disclose portfolio holding information to any person who expressly agrees in writing to keep the disclosed information in confidence, and to use it only for purposes expressly authorized by the Fund.  Furthermore, as authorized by the Company’s President in writing and upon his determination that such disclosure would be in the interests of the relevant Fund and its shareholders, a Fund may disclose portfolio holding information, subject to the duty not to trade on this information and to limit its use to approved purposes.

Any exceptions authorized by the President are reported to the Board of Directors.  The Board also receives reports at least annually concerning the operation of these policies and procedures.  The Board may amend these policies and procedures from time to time, as it may deem appropriate in the interests of the Funds and their shareholders.

INVESTMENT POLICIES AND RESTRICTIONS

In addition to the policies and restrictions set forth in the Prospectus with respect to each Fund, which are described as fundamental investment policies, investment restrictions 1, 2, 3, 5, 7, 11, 14, 16 and 17 described below, have been adopted as fundamental investment policies of each Fund.  Such fundamental investment policies may be changed only with the consent of a “majority of the outstanding voting securities” of the particular Fund.  As used in the Prospectus and in this Statement of Additional Information, the term “majority of the outstanding voting securities” means the lesser of (i) 67% of the voting securities of a Fund present at a meeting where the holders of more than 50% of the outstanding voting securities of a Fund are present in person or by proxy, or (ii) more than 50% of the outstanding voting securities of a Fund.  Shares of each Fund will be voted separately on matters affecting only that Fund, including approval of changes in the fundamental objectives, policies, or restrictions of that Fund.  Investment policies which are not described as fundamental and other investment strategies and restrictions may be changed without approval of the shareholders of the Funds.

The following investment restrictions apply to each Fund except as indicated to the contrary.

A Fund will not:

1.     Margin and Short Sales:  Purchase securities on margin or sell securities short, except each Fund may make margin deposits in connection with permissible options and futures transactions subject to restrictions (5) and (8) below and may make short sales against the box.  As a matter of operating policy, no Fund has a current intention, in the foreseeable future (i.e., the next year), of making margin deposits in connection with futures transactions or making short sales against the box;

2.     Senior Securities and Borrowing:  Issue any class of securities senior to any other class although each Fund may borrow money to the extent permitted by the 1940 Act, as amended, or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC. Under the 1940 Act, a mutual fund may borrow up to one-third of its total assets (including the amount borrowed) from banks for any purpose, and may borrow up to 5% of its total assets from banks or other lenders for temporary purposes. Each Fund may each enter into futures contracts subject to restriction (5) below;

3.     Real Estate:  Purchase or sell real estate, or invest in real estate limited partnerships, except each Fund may, as appropriate and consistent with its respective investment objectives, investment program, policies and other investment restrictions, buy securities of issuers that engage in real estate operations and securities that are secured by interests in real estate (including shares of real estate investment trusts, master limited partnerships traded on a national securities exchange, mortgage pass-through securities, mortgage-backed securities, and CMOs) and may hold and sell real estate acquired as a result of ownership of such securities.  In order to comply with the securities laws of several states, the Balanced Fund and Small Cap Value Fund (as a matter of operating policy) will not invest in securities of real estate investment trusts, if by reason thereof the value of each Fund’s aggregate investment in such securities would exceed 10% of its total costs;

4.     Control of Portfolio Companies:  Invest in portfolio companies for the purpose of acquiring or exercising control of such companies.  “Portfolio companies” are companies whose shares are owned by a Fund;

5.     Commodities:  Purchase or sell commodities and invest in commodities futures contracts, except that each Fund may enter into only those futures contracts and options thereon that are listed on a national securities or commodities exchange where, as a result thereof, no more than 5% of the total assets for that Fund (taken at market value at the time of entering into the futures contracts) would be committed to margin deposits on such future contracts and premiums paid for unexpired options on such futures contracts; provided that, in the case

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of an option that is “in-the-money” at the time of purchase, the “in-the-money” amount, as defined under Commodity Futures Trading Commission regulations, may be excluded in computing the 5% limit.  As a matter of operating policy, no Fund has any current intention, in the foreseeable future (i.e., the next year), of entering into futures contracts or options thereon;

6.     Investment Companies:  Invest in the securities of other investment companies, except that each Fund may purchase securities of other investment companies only in  those circumstances in which each Fund (i) owns no more than 3% of the total  outstanding voting securities of any other investment company; (ii) invests  no more than 5% of its total assets in the securities of any one investment  company; and (iii) invests no more than 10% of its total assets in the  securities of all other investment companies in the aggregate;

7.     Underwriting:  Underwrite securities issued by other persons, except to the extent that a Fund may be deemed to be an underwriter, within the meaning of the Securities Act, in connection with the purchase of securities directly from an issuer in accordance with that Fund’s investment objectives, investment program, policies, and restrictions;

8.     Options, Straddles, and Spreads:  Invest in puts, calls, straddles, spreads or any combination thereof, except that each Fund may invest in and commit its assets to writing and purchasing only those put and call options that are listed on a national securities exchange and issued by the Options Clearing Corporation to the extent permitted by the Prospectus and this Statement of Additional Information.  A Fund will write only those put or call options that are considered to be appropriately covered.  In order to comply with the securities laws of several states, no Fund (as a matter of operating policy) will write a covered call option if, as a result, the aggregate market value of all portfolio securities covering call options or subject to put options for that Fund exceeds 25% of the market value of that Fund’s net assets.  The Government Securities Fund and the Income and Equity Fund have no current intention, in the foreseeable future (i.e., the next year), of investing in options, straddles, spreads, or any combination thereof;

9.     Oil and Gas Programs:  Invest in interests in oil, gas, or other mineral exploration or development programs or oil, gas and mineral leases, although investments may be made in the securities of issuers engaged in any such businesses;

10.  Ownership of Portfolio Securities by Officers and Directors:  Purchase or retain the securities of any issuer if, to the knowledge of the Company, those officers and directors of the Company or the Manager who individually own more than ½ of 1% of the securities of such issuer collectively own more than 5% of the securities of such issuer;

11.  Loans:  Make loans, except that each Fund in accordance with that Fund’s investment objectives, investment program, policies, and restrictions may (i) make loans of portfolio securities with a value of up to 30% of that Fund’s total assets; (ii) invest in a portion of an issue of publicly issued or privately placed bonds, debentures, notes, and other debt securities for investment purposes; and (iii) purchase money market securities and enter into repurchase agreements, provided such instruments are fully collateralized and marked-to-market daily;

12.  Unseasoned Issuers:  The Balanced Fund and Large Cap Value Fund will not invest more than 5%, and the Mid Cap Value Fund and the Small Cap Value Fund will not invest more than 10%, of its total assets in securities of issuers, including their predecessors and unconditional guarantors, which, at the time of purchase, have been in operation for less than three years, other than obligations issued or guaranteed by the U.S. government, its agencies, and instrumentalities;

13.  Illiquid Securities and Securities not Readily Marketable:  Knowingly purchase or otherwise acquire any security or invest in a repurchase agreement if, as a result, more than 15% of a Fund’s net assets would be invested in securities that are illiquid or not readily marketable, including repurchase agreements maturing in more than seven days and foreign issuers whose securities are not listed on a recognized domestic or foreign exchange.  Some investments may be determined by the Funds to be illiquid.   Illiquid securities are securities which each Fund cannot sell or dispose of in the ordinary course of business at an acceptable price, securities which are subject to legal or contractual restrictions on disposition, other securities for which no readily available market exists, and repurchase agreements and time deposits with a maturity of more than seven days.  Difficulty in selling securities may result in a loss and may be costly to a Fund.  As a matter of operating policy, in compliance with certain state securities regulations, no more than 5% of any Fund’s net assets will be invested in restricted securities, except the Mid Cap Value Fund, which may invest up to 10% of its assets in restricted securities;

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14.  Mortgaging:  Mortgage, pledge, or hypothecate in any other manner, or transfer as security for indebtedness any security owned by a Fund, except (i) as may be necessary in connection with permissible borrowings (in which event such mortgaging, pledging, and hypothecating may not exceed 15% of each Fund’s total assets) and (ii) as may be necessary in connection with each Fund’s use of permissible options and futures transactions, subject to restrictions (5) and (8) above;

15.  Warrants:  Invest more than 5% of a Fund’s net assets in warrants, and will further limit its investment in unlisted warrants to no more than 2% of its net assets;

16.  Diversification:  Make an investment unless 75% of the value of that Fund’s total assets is represented by cash, cash items, U.S. government securities, securities of other investment companies and other securities.  For purposes of this restriction, the purchase of “other securities” is limited so that no more than 5% of the value of the Fund’s total assets would be invested in any one issuer.  As a matter of operating policy, each Fund will not consider repurchase agreements to be subject to the above-stated 5% limitation if all the collateral underlying the repurchase agreements are securities issued by the U.S. government, its agencies and instrumentalities, and such repurchase agreements are fully collateralized by such securities.  A Fund will not with respect to 75% of its total assets invest in more than 10% of the outstanding voting securities of any one issuer (other than U.S. government securities); and

17.  Concentration: Purchase the securities of issuers conducting their principal business activity in the same industry if, immediately after the purchase and as a result thereof, the value of the investments of a Fund in that industry would exceed 25% of the current value of the total assets of that Fund.

INVESTMENT MANAGEMENT AND OTHER SERVICES

Investment Manager

Pacific Global Investment Management Company (the “Manager” or “Pacific Global”) serves as manager pursuant to separate agreements between the Company on behalf of each Fund and the Manager (the “Agreements”). Each Agreement was approved by the Board of Directors, including a majority of the non-”interested” persons.  Each Agreement has also been approved by applicable shareholders.

Pacific Global Investment Management Company. The directors and principal executive officers of the Manager are: George A. Henning, Chairman, President and Director; Barbara A. Kelley, Executive Vice President, Chief Compliance Officer and Director; Catherine L. Henning, Senior Vice President, Secretary and Director; and Jingjing Yan, CFA(1), Vice President and Treasurer; Charles Suh, CFA, Vice President; Edward Bryant, Jr., Vice President and National Marketing and Sales Director; R. Patrick Kruczek, Vice Chairman and Director; Victoria Breen, Assistant Secretary and Director; and Edward L. Apple, Jr. and Herbert Nishida, Directors.  Mr. Henning is the principal stockholder of the Manager; he, Mr. Kruczek and Mr. Apple each beneficially own more than 5% of the outstanding shares of the Manager.  The Distributor, Pacific Global Fund Distributors, Inc. (“PGFD”) and the Transfer Agent, Pacific Global Investor Services, Inc. (“PGIS” or “Transfer Agent”), are fully-owned subsidiaries of the Manager. George A. Henning is Chairman of the Distributor and the Transfer Agent.  Barbara A. Kelley is Vice President of the Distributor and President of the Transfer Agent.  Catherine L. Henning is President, Secretary and Chief Compliance Officer of the Distributor and Vice President and Secretary of the Transfer Agent.  Jingjing Yan is Treasurer of the Distributor and the Transfer Agent.

Manager’s Responsibilities.  In addition to the duties set forth in the Prospectus, the Manager, in furtherance of such duties and responsibilities, is authorized in its discretion to: (i) buy, sell, exchange, convert, lend, or otherwise trade in portfolio securities and other assets; (ii) place orders and negotiate the commissions (if any) for the execution of transactions in securities with or through broker/dealers, underwriters, or issuers selected by the Manager; (iii) prepare and supervise the preparation of shareholder reports and other shareholder communications; (iv) obtain and evaluate business and financial information in connection with the exercise of its duties; and (v) formulate and implement a continuing program for the management of each Fund’s assets.

In addition, the Manager will furnish to or place at the disposal of the Funds such information and reports as requested by or as the Manager believes would be helpful to the Funds. The Manager has agreed to permit individuals who are among its officers or employees to serve as officers, directors, and members of any committees or advisory board of the Board of the Company without cost to the Company.  The Manager has agreed to pay all salaries, expenses, and fees of the directors and officers of the Company who are affiliated with the Manager, the Distributor, or the Company; provided, however, that the Company will reimburse the Manager for expenses incurred, if any, by the Manager in responding to telephonic inquiries from, and mailing information to, shareholders and registered representatives requesting shareholder information concerning the Funds on behalf of shareholders

(1)  CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

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of the Funds.  The expenses to be reimbursed, if any, include a portion of the cost of employee compensation, telephone charges, office space, office equipment, and office services properly allocable to the shareholder services described directly above.

The Manager’s Fees.  The Company pays the Manager management fees at the annual rates described in the Tables below.  For the prior three fiscal years ending December 31, the Manager received the fees shown in the following table for its services as Investment Manager to the Funds.

	Government Securities Fund	Income and Equity Fund	Balanced Fund	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund
2012	$0	$0	$100,411	$0	$52,158	$766,274
2013	$0	$0	$75,782	$0	$63,308	$1,067,645
2014	$0	$0	$76,538	$0	$71,804	$1,477,554

Management and Advisory Fee Rates

Government Securities Fund

Average Daily Net Assets	Management Fee
First $200 million	.65%
next $100 million	.60%
next $200 million	.55%
next $250 million	.50%
next $250 million	.45%
over $1 billion	.40%

Income and Equity Fund

Average Daily Net Assets	Management Fee
First $100 million	.75%
next $100 million	.70%
next $100 million	.65%
next $100 million	.60%
next $100 million	.55%
over $500 million	.50%

Balanced Fund and Large Cap Value Fund

Average Daily Net Assets	Management Fee
First $200 million	.75%
next $200 million	.70%
next $200 million	.65%
next $200 million	.60%
next $200 million	.55%
over $1 billion	.50%

Mid Cap Value Fund

Average Daily Net Assets	Management Fee
First $500 million	1.00%
over $500 million	.90%

Small Cap Value Fund

Average Daily Net Assets	Management Fee
First $200 million	.75%
next $200 million	.72%
next $200 million	.69%
over $600 million	.66%

Expense Limitation Agreements.  The Company bears all expenses of its operation, other than those assumed by the Manager.  The Manager has voluntarily entered into Expense Limitation Agreements with certain Funds, pursuant to which it may waive its management fees, respectively, and/or absorb certain expenses for each Fund.

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Pursuant to these Agreements, the Manager will voluntarily waive its management fees to the extent that the actual operating expenses of the following Funds exceed the following thresholds:

	Class A	Class C
Government Securities Fund	1.65%	2.40%
Income and Equity Fund	1.95%	2.70%
Large Cap Value Fund	2.65%	3.40%

For the Government Securities Fund, if net expenses would exceed the above thresholds after waiver of the entire management fee, the Transfer Agent will waive its transfer agency fees to the extent necessary to reduce class expenses to the above threshold percentages.

If operating expenses of a Class exceed the relevant threshold after waiver of the entire management fee and, with respect to the Government Securities Fund, the entire transfer agency fee, the Manager and the Transfer Agent will not have any obligation to reimburse the Fund for the excess operating expenses.  As a result, the operating expenses for the Funds may exceed the above threshold percentages.  The Manager may end or change the fee waiver arrangements on any Fund with 90 days’ notice.  The amounts waived by the Manager and the Transfer Agent are permanently waived, and the Manager and the Transfer Agent will have no right to recover those amounts from the Funds.  No expense limitation arrangements apply to the Balanced Fund, Mid Cap Value Fund, and the Small Cap Value Fund.

All fees waived and expenses reimbursed with respect to a Class pursuant to prior expense limitation arrangements (including past fee waivers and expense reimbursements with respect to the Small Cap Value Fund and the Balanced Fund) are permanently waived and may not be recovered by the Manager.

Portfolio Managers

Other Accounts Managed.  The following portfolio managers, in addition to the particular Funds which they are responsible for managing, are primarily responsible for the day-to-day management of certain other accounts.

George A. Henning is the portfolio manager of the Small Cap Value Fund and the Mid Cap Value Fund.  Mr. Henning is also primarily responsible for the management of 294 other accounts and jointly and primarily responsible with Ms. Yan and Mr. Suh for the management of 50 other accounts.  The following table provides information about these accounts as of December 31, 2014:

Type of Accounts	Number of Accounts Managed	Total Assets in the Accounts	Total assets in the accounts with respect to which the advisory fee is based on the performance of that account
Registered investment companies	3	$215,398,813	$0
Other accounts	344	$160,567,301	$0

Samuel C. Coquillard is the portfolio manager of the Large Cap Value Fund, a portfolio manager with respect to the equity securities portion of the Balanced Fund, and is primarily responsible for the management of 435 other accounts.  The following table provides information about these accounts as of December 31, 2014:

Type of Accounts	Number of Accounts Managed	Total Assets in the Accounts	Total assets in the accounts with respect to which the advisory fee is based on the performance of that account
Registered investment companies	2	$17,279,997	$0
Other accounts	435	$268,913,216	$0

Jingjing Yan, CFA, is the portfolio manager of the Government Securities Fund, a portfolio manager of the Income and Equity Fund, and a portfolio manager with respect to the fixed income securities portion of the Balanced Fund.  Ms. Yan is also jointly and primarily responsible with Mr. Henning and Mr. Suh for the management of 11 other accounts.  The following table provides information about these accounts as of December 31, 2014:

Type of Accounts	Number of Accounts Managed	Total Assets in the Accounts	Total assets in the accounts with respect to which the advisory fee is based on the performance of that account
Registered investment companies	3	$24,837,402	$0
Other accounts	11	$10,891,726	$0

Charles Suh, CFA, is a portfolio manager of the Income and Equity Fund and a portfolio manager with respect to the equity securities portion the Balanced Fund.  Mr. Suh is also jointly and primarily responsible with Mr. Henning

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and Ms. Yan for the management of 48 other accounts.  The following table provides information about these accounts as of December 31, 2014:

Type of Accounts	Number of Accounts Managed	Total Assets in the Accounts	Total assets in the accounts with respect to which the advisory fee is based on the performance of that account
Registered investment companies	2	$23,015,126	$0
Other accounts	48	$47,052,307	$0

Description of Any Material Conflicts.  Actual, potential or apparent conflicts of interest may arise because portfolio managers have day-to-day responsibilities for multiple accounts.  While neither Pacific Global nor its portfolio managers receive performance based compensation, Pacific Global may receive more compensation from certain accounts than that received with respect to the Funds.  This may create a potential conflict of interest for Pacific Global or its portfolio managers by providing an incentive to favor these other accounts when, for example, placing securities transactions.

When making investment decisions for various accounts, consistent with client investment objectives, policies and limitations, the portfolio manager takes into account a variety of factors, including, without limitation, general management techniques, cash flows, permissible investments and restrictions, and applicable regulatory requirements.  There also will be times when the same security is being purchased or sold concurrently for investment company clients and other client accounts.

Pacific Global and the Funds have implemented policies and procedures to address the execution of portfolio transactions; trade allocation; personal trading by employees; and other potential conflicts of interest associated with managing multiple accounts.   While Pacific Global and the Funds believe their policies and procedures are reasonably designed protect client interests, there is no guarantee that they will identify every situation in which a conflict arises.

Compensation.  For the fiscal year ended December 31, 2014, Mr. Henning received a fixed salary and a retirement plan, including cash and non-cash arrangements, from the Manager for services rendered including portfolio management services provided to the Funds and other investment accounts described above.

For the fiscal year ended December 31, 2014, Mr. Coquillard received a fixed salary and a retirement plan from the Manager for services rendered including portfolio management services provided to the other investment accounts described above.  Mr. Coquillard also received a varying portion of the advisory fees paid by other investment accounts.  Fees paid by other investment accounts were based on the value of assets held in each account.

For the fiscal year ended December 31, 2014, Ms. Yan received a fixed salary and a retirement plan from the Manager for services rendered including portfolio management services provided to the other investment accounts described above.  Ms Yan also received a varying portion of the advisory fees paid by the other investment accounts.  Fees paid by the other investment accounts were based on the value of assets held in each account.

For the fiscal the year ended December 31, 2014, Mr. Suh received a fixed salary and a retirement plan from the Manager for services rendered including portfolio management services provided to the other investment accounts described above.  Mr. Suh also received a varying portion of the advisory fees paid by the other investment accounts.  Fees paid by the other investment accounts were based on the value of assets held in each account.

Ownership of Securities.  The following table shows the dollar range of shares of each Fund beneficially owned by each portfolio manager as of December 31, 2014:

	Government Securities Fund	Income and Equity Fund	Balanced Fund	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund	Total
George A. Henning	$10,001- $50,000	$10,001- $50,000	$10,001- $50,000	$50,001- $100,000	$50,001- $100,000	$100,001 - $500,000	$100,001 - $500,000
Samuel C. Coquillard	None	None	None	$100,001 - $500,000	None	None	$100,001 - $500,000
Jingjing Yan	$1 - $10,000	$1 - $10,000	$1 - $10,000	$10,001- $50,000	$1 - $10,000	$100,001 - $500,000	$100,001- $500,000
Charles Suh	None	None	None	None	$10,001- $50,000	$50,001- $100,000	$100,001 - $500,000

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Beneficial ownership shown in the foregoing table was determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and should not be deemed an admission that any portfolio manager or any member of their immediate families is, for purposes of Section 16 of the 1934 Act or otherwise, the beneficial owner of those securities.

Distribution of Fund Shares

Principal Underwriter.  PGFD, a wholly-owned subsidiary of the Manager, is the principal underwriter of the Funds’ shares.  It is located at 101 North Brand Boulevard, Suite 1950, Glendale, California 91203.  Under the Distribution Agreement, the Distributor has agreed to use its best efforts to promote the Funds and to solicit orders for purchase of the Funds shares.  The Funds engage in a continuous offering of their shares. The Distributor may enter into Selling Group Agreements with unaffiliated broker/dealers for the sale of the Funds’ shares and may sell the Funds’ shares through banks and other financial services firms.  The Distributor pays commissions to broker/dealers selling the Funds’ shares, as described below.   The sale of the Funds’ shares is not a factor in selecting broker/dealers to execute portfolio transactions.  The Distributor may act as a broker for the Company in conformity with the securities laws and rules thereunder.

For the prior three fiscal years ending December 31, the aggregate amount of underwriting commissions paid by the Funds and the amount retained by the Distributor are as follows:

	Aggregate Underwriting Commissions	Amount Retained by Distributor
2012	$75,501	$16,695
2013	$291,485	$58,297
2014	$415,894	$78,006

In the fiscal year ended December 31, 2014, the Funds paid the Distributor $78,006 in net underwriting discounts and commissions, $13,139 in contingent deferred sales charges, $16,365 in brokerage commissions, and $52,151 in Rule 12b-1 fees.

Dealer Reallowances.  Class A Shares are sold at net asset value plus a sales charge which varies depending on the size of the purchase.  Current sales charges and dealer concessions are:

Government Securities Fund and
Income and Equity Fund

Amount of Purchase	As A Percentage of Offering Price	Amount Reallowed to Dealers*
Less than $50,000	4.75%	4.00%
$50,000 - $99,999	4.50%	3.75%
$100,000 - $249,999	3.50%	2.75%
$250,000 - $499,999	2.50%	2.00%
$500,000 - $999,999	2.00%	1.60%
$1 million and over	0.00%	See below

Balanced Fund, Large Cap Value Fund,
Mid Cap Value Fund and Small Cap Value Fund

Amount of Purchase	As A Percentage of Offering Price	Amount Reallowed to Dealers*
Less than $25,000	5.75%	4.75%
$25,000 - $49,999	5.50%	4.75%
$50,000 - $99,999	4.75%	4.00%
$100,000 - $249,999	3.75%	3.00%
$250,000 - $499,999	2.50%	2.00%
$500,000 - $999,999	2.00%	1.60%
$1 million and over	0.00%	See below

The amount reallowed to dealers is shown as a percentage of the offering price.  Under certain circumstances, commissions up to the full amount of the sales charge may be reallowed to Authorized Dealers.  Dealers that receive 90% or more of the sales load may be deemed to be underwriters under the Securities Act.  Additionally the Distributor may use payments under the Distribution Plan or its own resources to provide additional compensation in the form of promotional merchandise, marketing support, travel or other incentive programs.

On purchases by a “Single Purchaser” aggregating $1 million or more, the Distributor will pay Authorized Dealers an amount equal to 1% on amounts to $4 million, 0.50% on amounts over $4 million to $8 million and 0.25% on amounts over $8 million.  For this purpose, the Distributor will consider a “Single Purchaser” to be: (1) an individual and his or her spouse and minor children; or (2) a trustee or other fiduciary purchasing for a single fiduciary account or trust estate, including qualified employee benefit plans of the same employer.

Distribution Plan.  The Company has adopted a Plan of Distribution for its Class A Shares (the “Class A Plan”) and a Plan of Distribution for its Class C Shares (the “Class C Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Class A Plan, the Company pays the Distributor quarterly at a rate not to exceed 0.0625% of the Company’s average daily net assets attributable to Class A shares during the quarter.  Pursuant to the Class C

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Plan, the Company pays the Distributor quarterly at a rate not to exceed 0.25% of the Company’s average daily net assets attributable to Class C shares during the quarter.  The Distributor, in turn, pays certain securities broker/dealers, administrators and others (“Recipients”) based on the average daily net asset value of the Class A and Class C Shares, as appropriate, of the Company owned by that Recipient or its customers during that quarter.  The Distributor also retains certain Rule 12b-1 fees based on the average daily net asset value of the Funds’ shares owned by shareholders who are customers of the Distributor. No such payments are made to any Recipient in any quarter if the aggregate net asset value of the Class A and Class C Shares of the Company shares held by the Recipient or its customers at the end of such quarter, taken without regard to the minimum holding period, does not exceed a minimum amount.  The minimum holding period and the minimum level of holdings, if any, is determined from time to time by a majority of the Directors who are not  “interested persons” (“Independent Directors”) of the Company.  The services to be provided by Recipients may include, but are not limited to, distributing sales literature, answering routine customer inquiries regarding the Company, assisting in establishing and maintaining accounts or sub-accounts in the Company and processing purchase and redemption transactions, making the Company’s investment plans and shareholder services options available, and providing such other information and services as the Distributor or the Company may reasonably request from time to time.

Other than fees paid to the Distributor with respect to its own customers, all of the fees paid to the Distributor pursuant to the Class A Plan will be used to pay Recipients for shareholder services rendered to the shareholders of the Funds, and all of the fees paid to the Distributor pursuant to the Class C Plan will be used to pay Recipients for shareholder and distribution services.  Any unreimbursed expenses incurred during any quarter by the Distributor may not be recovered in later periods.  The Class A Plan has the effect of increasing annual expenses of the Company by up to .25% of the Company’s average daily net assets attributable to Class A shares, while the Class C Plan has the affect of increasing annual expenses of the Company by up to 1.00% of the Company’s average daily net assets attributable to Class C shares.  For the fiscal year ended December 31, 2014, the Funds made the following Rule 12b-1 payments:

	Government Securities Fund	Income and Equity Fund	Balanced Fund	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund
Class A Shares	$4,292	$25,982	$12,991	$15,272	$15,346	$455,959
Class C Shares	$2,285	$23,997	$50,086	$9,719	$10,419	$139,151

Transfer Agent and Administrative Services Agent

PGIS, a wholly-owned subsidiary of the Manager, acts as the transfer agent, dividend disbursing agent, accounting services agent and administrative services agent for all of the Funds.  PGIS is located at 101 North Brand Boulevard, Suite 1950, Glendale, California 91203.

PGIS is compensated for these services by the Company pursuant to a Transfer Agency, Dividend Disbursing Agency and Administrative Service Agreement and an Accounting Services Agreement.  These services include assisting the Manager by: maintaining the Company’s corporate existence and corporate records; maintaining the Funds’ registration under state law; coordination and supervision of the financial and accounting functions for the Funds; liaison with various agents and other parties employed by the Company (i.e., custodian, auditors, and attorneys); the preparation and development of shareholder communications and reports; computing the net asset value of the Funds; and calculating each Fund’s standardized performance information. PGIS is reimbursed by the Funds for any expenditures on behalf of the Funds and compensated for administrative services at the annual rate of 0.05% of average daily net assets, but in no event in excess of $50,000 per Fund per year.  PGIS is compensated for accounting services at the monthly rate of 0.03% of net assets for the first $100 million of net assets, and 0.01% of net assets for the balance of net assets, subject to a minimum monthly fee of $1,500 per Fund.  In addition, PGIS is reimbursed by the Funds for the use of external pricing services and out-of-pocket expenditures on behalf of the Funds.  PGIS is compensated separately for transfer agency services. The transfer agency fees depend on the number of shareholder accounts for the relevant Fund, subject to a minimum annual fee of $21,600 per Fund for Class A shares, $21,600 per Fund for Class C shares, and $21,600 for Class I shares (Small Cap Value Fund only).  In addition, PGIS is reimbursed by the Funds for out-of-pocket expenditures on behalf of the Funds, including, without limitation, payments made to service providers that provide certain networking, shareholder services, and/or sub-accounting, transaction processing, administrative or recordkeeping

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support services For IRAs or 403(b) accounts, PGIS receives annual account maintenance fees. For the previous three fiscal years ended December 31, PGIS received the following amounts from the Funds as fees for its services as administrative agent:

	Government Securities Fund	Income and Equity Fund	Balanced Fund	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund
2012	$1,271	$3,676	$6,694	$2,193	$2,608	$50,000
2013	$1,057	$4,739	$5,052	$2,690	$3,165	$50,000
2014	$973	$6,396	$5,102	$3,540	$3,590	$50,000

For the previous three fiscal years ended December 31, PGIS received the following amounts from the Funds as fees for its services as accounting service agent, and as reimbursement for external pricing agent and out-of-pocket expenses:

	Government Securities Fund	Income and Equity Fund	Balanced Fund	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund
2012	$23,394	$42,078	$84,855	$23,521	$29,721	$555,071
2013	$22,185	$49,134	$54,016	$28,188	$33,233	$619,350
2014	$21,366	$63,407	$50,558	$35,928	$36,348	$770,397

For the previous three fiscal years ended December 31, PGIS received the following amounts from the Funds as fees for its services as transfer agent, and as reimbursement for out-of-pocket expenses:

	Government Securities Fund	Income and Equity Fund	Balanced Fund	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund
2012	$8,494	$68,194	$102,148	$31,852	$60,375	$509,921
2013	$6,270	$65,528	$71,115	$37,867	$59,033	$525,281
2014	$5,246	$70,070	$64,850	$77,366	$59,229	$704,221

With respect to the Large Cap Value Fund and the Government Securities Fund, PGIS will waive its transfer agency fee in certain circumstances.  See “Expense Limitation Agreements” on page 18.

Custodian

United Missouri Bank, n.a. (“UMB”), P.O. Box 419226, Kansas City, Missouri 64141-6226, is custodian of the securities and cash owned by the Funds.  UMB is responsible for holding all securities and cash of each Fund, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses of the Funds, and performing other custodial duties, all as directed by persons authorized by the Company.  UMB does not exercise any supervisory function in such matters as the purchase and sale of portfolio securities, payment of dividends, or payment of expenses of the Funds or the Company.  Portfolio securities of the Funds purchased in the U.S. are maintained in the custody of UMB and may be entered into the Federal Reserve Book Entry System, or the security depository system of the Depository Trust Company or Participants’ Trust Company.  Pursuant to the Custody Agreement, portfolio securities purchased outside the U.S. are maintained in the custody of various foreign branches of UMB and such other custodians, including foreign banks and foreign securities depositories, as are approved by the Board of Directors, in accordance with regulations under the 1940 Act.  The Funds may invest in obligations of UMB and may purchase or sell securities from or to UMB.

Payments to Dealers

In addition to sales charges and Rule 12b-1 distribution fees discussed above, PGIMC, PGFD and/or their affiliates (collectively, the “Pacific Global Group” or “PGG”) may make additional cash payments to financial intermediaries in connection with the promotion and sale of shares of the Funds.  PGG makes these payments from its own profits, from the Distributor’s retention of underwriting concessions and from payments to the Distributor under Rule 12b-1 plans.  In the case of sub-accounting payments, the PGG will be reimbursed by the Funds for such payments.  These additional cash payments are described below.  The categories described below are not mutually exclusive.  The same financial intermediary, or one or more of its affiliates, may receive payments under more than one or all categories.  Most financial intermediaries that sell shares of the Funds receive one or more types of these cash payments. Financial intermediaries negotiate the cash payments to be paid on an individual basis.  Where services are provided, the costs of providing the services and the overall package of services provided may vary from one financial intermediary to another.  PGG does not make an independent assessment of the cost of providing such services and the total payments received by a financial intermediary from PGG may be different from, and greater than, payments received by other financial intermediaries.  The financial intermediaries listed below received one or

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more types of the following payments during the prior calendar year.  This list is not necessarily current and will change over time.  Certain arrangements may be under negotiation, and there is a possibility that payments will be made retroactively to financial intermediaries not listed below.  Accordingly, please contact your financial intermediary to determine whether they currently may be receiving such payments and to obtain further information regarding such payments.

Financial Support Payments

PGG makes financial support payments as incentives to certain financial intermediaries to promote and sell shares of the Funds. The benefits the Distributor/PGG receives when these payments are made include, among other things, placing the Funds on the financial intermediary’s fund sales system, and access (in some cases on a preferential basis over other competitors) to individual members of the financial intermediary’s sales force or to the financial intermediary’s management. Financial support payments are sometimes referred to as “shelf space” payments as these payments compensate the financial intermediary for including the Funds in its fund sales system (that is, on its sales shelf).  PGG compensates financial intermediaries differently depending typically on the level and/or type of considerations provided by the financial intermediary. In addition, payments typically apply only to retail sales, and may not apply to other types of sales or assets (such as sales of Retirement Plans or fee based adviser programs-some of which may generate certain other payments described below).

The financial support payments PGG makes may be calculated on sales of shares of Funds (“Sales-Based” Payments), in which case the total amount of such payments shall not exceed 0.25% of the public offering price of all such shares sold by the financial intermediary during the particular period.  Such payments may also be calculated on the average daily net sales of the applicable Funds attributable to that particular financial intermediary (“Asset-Based” Payments), in which case the total amount of such cash payments shall not exceed 0.25% per annum of those assets during a defined period.  Sales-Based Payments primarily create incentives to make new sales of shares of the Funds; Asset-Based Payments primarily create incentives to retain previously sold shares of the Funds in investor accounts.  PGG may pay a financial intermediary either or both Sales-Based Payments and Asset-Based Payments.

Fund Sub-Transfer Agent and Networking Payments

PGIMC and/or its affiliates may make arrangements for a Fund to make payments, directly or through PGIS that will be reimbursed by the Fund, to selected financial intermediaries (such as brokers or third party administrators) for providing certain services with respect to investors who indirectly hold Class A and Class C shares of a Fund through dealer-maintained brokerage accounts, including, without limitation, the following services: maintaining investor accounts at the financial intermediary level and keeping track of purchases, redemptions and exchanges by such accounts; processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports, and shareholder notices and other SEC-required communications; account level tax reporting; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations.  The actual services provided, and the payments made for such services, may vary from firm to firm.  For these services, a Fund may pay annual per account charges that in the aggregate generally range from $0 to $6 per account, and in some cases up to $12 per account for networking fees for NSCC-cleared accounts.  These amounts would be in addition to amounts paid by the Funds to PGIS or other service providers.  To the extent that a broker-dealer or other financial intermediary receives these payments, it may have an incentive to sell a Fund’s shares.

Other Cash Payments

From time to time, PGG, at its expense and out of their own resources, may provide additional compensation to financial intermediaries which sell or arrange for the sale of shares of a Fund.  Such compensation provided by PGG may include payment of ticket charges per purchase or exchange order placed by a financial intermediary, one-time payments for ancillary services such as setting up funds on a financial intermediary’s mutual fund trading systems, financial assistance to financial intermediaries that enable PGG to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client entertainment, client and investor events, and other financial intermediary-sponsored events, and travel expenses, including lodging incurred by registered representatives and other employees in connection with client prospecting, retention and due diligence trips.  Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the Financial Industry Regulatory Authority (FINRA).  PGG makes payment for entertainment events they deem appropriate, subject to PGG guidelines and applicable law.  These payments may vary depending upon the nature of the event or the relationship.

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PGG is motivated to make these payments described above because they promote the sale of Fund shares and the retention of those investments by clients of financial intermediaries.  To the extent financial intermediaries sell more shares of the Funds or retain shares of the Funds in their clients’ accounts.  PGG benefits from the incremental management and other fees paid to PGG by the Funds with respect to those assets.

In certain cases, these payments could be significant to the financial intermediary.  Your financial intermediary may charge you additional fees or commissions other than those disclosed in the prospectus.  You can ask your financial intermediary about any payments it receives from PGG or the Funds, as well as about fees and/or commissions it charges.  You should consult disclosures made by your financial intermediary at the time of purchase.

The financial intermediaries that receive one or more of the types of payments described above include: Raymond James & Associates, Inc., Raymond James Financial Services, Inc., Ameriprise Financial Services, Inc., Charles Schwab & Co., Inc., Fidelity National Financial Services LLC, LPL Financial, and Pershing LLC.

MANAGEMENT OF THE COMPANY AND ITS FUNDS

Directors and Officers

Under Maryland law, the Board of Directors is responsible for the overall management and supervision of its affairs.  The directors and officers of the Company, together with information as to their ages and business occupations during the last five years, and other information, are shown below.  The address for all Directors and Officers is 101 N. Brand Blvd., Suite 1950, Glendale, CA 91203, Attn: Secretary.  Each director is elected to serve until the next annual shareholders meeting and until his or her successor is elected or appointed.  The Company does not hold regular annual shareholders meetings to elect Directors.  Vacancies on the Board can be filled by the action of a majority of the Directors, provided that at least two-thirds of the Directors have been elected by the shareholders.  Certain Directors are considered “interested persons” of the Company as defined in the 1940 Act.  All directors oversee all six Funds of the Company.

Disinterested(1) Directors of the Company

Name (Age)	Position Held with the Company	Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director
L. Michael Haller, III (71)	Director	Since 1992

Consultant, d/b/a Asahi Broadcasting Enterprises (software development); Chairman and President, Gammaker Pte. Ltd. (mobile game developer); President, AdLib Mediation LLC (mobile advertising); and formerly Executive Vice President, MGT Capital Investments (mobile game developer) (2013); CEO, Digital Angel, Inc. (communications equipment distributor) (2012-2013); Chairman, Kapitall, Inc. (online introducing brokerage) (2011-2012); President, Bionic Games, Inc. (game software development company) (2008-2011); and Vice President and General Manager, Kapitall Studio (division of Kapitall, Inc.) (2010-2011)

None

Peter C. Hoffman (64)	Director	Since 2010	President, Sierra Autocars, Inc. (auto dealership), Sierra Vehicles, Inc. (auto dealership), Sierra Automotive Enterprises, Inc. (auto dealership) and Sierra Pursuits, Inc. (management company)	None

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Name (Age)	Position Held with the Company	Length of Time Served	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Director
Gerald E. Miller (85)	Director	Since 1992	Retired in 1992; and formerly worked for Merrill Lynch for over 30 years and was a Senior Resident Vice President at retirement in 1992	None

Louise K. Taylor, Ph.D (68)	Director	Since 1992	Assistant Executive Director, Employers Association of California; and formerly Superintendent, Monrovia Unified School District (1991-2009)	None

Interested Directors and Officers of the Company

Name (Age)	Positions Held with the Company	Length of Time Served	Principal Occupations During Past 5 Years	Other Directorships Held by Director
Victoria Breen(2) (64)	Director Assistant Secretary	Since 1992 Since 2002

President, Derby & Derby, Inc. (financial services company); Registered Principal, Foothill Securities, Inc.; and Assistant Secretary and Director, Pacific Global Investment Management Company; and formerly Agent, Transamerica Life Companies (1994-2015); Registered Principal, Transamerica Financial Advisors, Inc. (1994-2015)

None

George A. Henning(3) (67)	President and Chairman	Since 1992	Chairman, President, and Director, Pacific Global Investment Management Company; Chairman and Director, Pacific Global Fund Distributors, Inc. and Pacific Global Investor Services, Inc.	None

Other Officers of the Company

Name (Age)	Position(s) Held with the Company	Length of Time Served	Principal Occupations During Past 5 Years
Barbara A. Kelley (61)	Vice President Chief Compliance Officer	Since 2004 Since 2004

Executive Vice President, Chief Compliance Officer and Director, Pacific Global Investment Management Company; Director, Pacific Global Fund Distributors, Inc.; President and Director, Pacific Global Investor Services, Inc.; and formerly Treasurer (2001-2014) of the Company.

Catherine L. Henning (37)	Vice President Secretary	Since 2010 Since 2006

Senior Vice President, Secretary, Director of Client Services and Director, Pacific Global Investment Management Company; President, Secretary, Chief Compliance Officer and Director, Pacific Global Fund Distributors, Inc.; Vice President, Secretary and Director, Pacific Global Investor Services, Inc.

Araceli Olea (42)	Assistant Secretary	Since 2008	Shareholder Services Manager, Pacific Global Investor Services, Inc.; and Assistant Secretary, Pacific Global Investment Management Company and Pacific Global Investor Services, Inc.

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Name (Age)	Position(s) Held with the Company	Length of Time Served	Principal Occupations During Past 5 Years
Jingjing Yan, CFA (41)	Treasurer	Since 2005	Vice President and Treasurer, Pacific Global Investment Management Company; Treasurer, Pacific Global Fund Distributors, Inc. and Pacific Global Investor Services, Inc.

(1) The term “Disinterested” Director refers to a Director who is not an “interested person” within the meaning of the 1940 Act.

(2) Ms. Breen is considered an interested director because (a) she is a registered principal of Foothill Securities, Inc., a registered broker/dealer that engages in sales of Company shares under a selling agreement with the Distributor, and in that capacity she has received commissions on the sale of the Funds’ shares; (b) she is an officer of the Company; and (c) she is a shareholder of the Manager and a member of the Manager’s Board of Directors.

(3) Mr. Henning is considered an interested director because (a) he holds the positions described above with the Company, the Manager and its affiliates; (b) by virtue of his ownership of the Manager’s shares he may be deemed a “control person” of the Manager; and (c) he is Ms. Henning’s father.

Qualifications and Experience

Following is a brief discussion, for each Director, of the particular experience, qualifications, attributes or skills that led to the conclusion that the Director should serve as a Director.  The Board monitors its conclusions in light of information subsequently received throughout the year and considers its conclusions to have continuing validity until the Board makes a contrary determination.

Victoria Breen.  Ms. Breen is Assistant Secretary and Director of the Manager, President of a small financial services company, a registered principal of Foothill Securities, Inc.  Ms. Breen has served as a Director since 1992.  Ms. Breen attended the University of Santa Barbara and has earned various financial professional licenses and designations.

The Board considered Ms. Breen’s experience with the Manager, her executive experience, her financial experience, her academic background, and her approximately 22 years experience as Director of the Company.

George A. Henning. Mr. Henning is President and CEO of the Manager, and CEO of the Distributor and the Transfer Agent.  Mr. Henning has been in the financial services industry for over three decades.  He formerly served as Senior Vice President of Transamerica Life Companies and President of its broker/dealer; and as Senior Vice President of Chubb Life America and President of its broker/dealer, mutual fund, and separate account mutual fund companies.  Mr. Henning has served as a Director since 1992.  Mr. Henning has earned a B.S. degree from Geneva College and a M.S. degree from Indiana University.

The Board considered Mr. Henning’s various roles and executive experience with the Manager, his financial experience, his academic background, and his approximately 22 years experience as Director of the Company.

L. Michael Haller, III. Mr. Haller is Chairman and President of Gammaker Pte. Ltd., a mobile game developer; and President of AdLib Mediation LLC, a mobile advertising firm.  He is also a software development consultant.  He formerly served as Chairman of an online brokerage firm and a U.S. career diplomat and Foreign Service Officer, serving mainly in the U.S. Embassy, Tokyo.  Mr. Haller has served as a Director since 1992.  Mr. Haller has earned a B.S. degree from Northwestern University.

The Board considered Mr. Haller’s executive experience, his financial experience, his academic background, and his approximately 22 years experience as Director of the Company.

Peter C. Hoffman. Mr. Hoffman is President and Dealer/Executive Manager of Sierra Autocars, Inc. and President and Dealer of Sierra Automotive Enterprises, Inc. and Sierra Vehicles, Inc.  He is also a member of the California State Bar.  Mr. Hoffman formerly served as a partner and attorney with Nossman, Guthner, Knox & Elliot and as an engineer with Hughes Aircraft Company.  Mr. Hoffman has earned a B.S. degree from the University of Notre Dame and M.S. and J.D. degrees from the University of California at Los Angeles.

The Board considered Mr. Hoffman’s legal training and practice, his business and executive experience, his financial experience, and his academic background.

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Gerald E. Miller. Mr. Miller worked for Merrill Lynch for over 30 years and was a Senior Resident Vice President at retirement.  Mr. Miller has served as a Director since 1992.  Mr. Miller has earned a B.A. degree from Wayne University.

The Board considered Mr. Miller’s his executive experience, his financial experience, his academic background, and his approximately 22 years experience as Director of the Company.

Louise K. Taylor, Ph.D.  Dr. Taylor is Assistant Executive Director of Employers Association of California.  She formerly served as Superintendent of the Monrovia Unified School District for 18 years. Prior to that, she held various administrative and teaching positions with the Monrovia Unified School District, Glendora Unified School District, and other school districts in California and Texas.  Dr. Taylor has served as a Director since 1992.  Dr. Taylor has earned a B.A. degree from the University of California, a M.A. degree from Loyola University and a Ph.D. from the University of Southern California.

The Board considered Dr. Taylor’s executive experience, her extensive administrative experience in matters including resource allocation, reporting, budgeting, and management planning, her academic background, and her approximately 22 years experience as Director of the Company.

In reaching their conclusions, the Directors considered various facts and circumstances and did not identify any factor as controlling, and individual Directors may have considered additional factors or weighed the same factors differently.

Board Leadership Structure

The Board is responsible for oversight of the Company, including risk oversight and oversight of Company management.  The Board consists of four Disinterested Directors and two Interested Directors.  The Disinterested Directors have retained outside independent legal counsel and meet at least quarterly with that counsel in executive session without the Interested Directors and Company management.

The Chairman of the Board is an Interested Director.  The Chairman presides at all meetings of the Board at which the Chairman is present.  The Chairman exercises such powers as are assigned to him by the Company’s organizational and operating documents and by the Board of Directors, which may include acting as a liaison with service providers, Company officers, attorneys and other Directors between meetings.  The Disinterested Directors exercise their majority power and authority equally, and have not designated a lead Disinterested Director.

The Board has established a committee structure to assist the Board in administering its oversight function that includes an Audit Committee, a Nominating Committee, and an Executive Committee.  The Audit Committee and the Nominating Committee are comprised exclusively of Disinterested Directors.  The committee structure facilitates orderly and efficient communication among the Disinterested Directors, Company management, service providers, and the full Board.

The Company has determined that the Board’s leadership structure is appropriate given the characteristics and circumstances of the Company, including such matters as the independence of a majority of the Directors, the size of the Board, the independence of all of the members of the Audit and Nominating Committees, the retention of outside independent legal counsel for the Disinterested Directors, the number of Funds that comprise the Company, the net assets of the Company, the Company’s business and structure, and the potential cost of an independent Chairman.

Risk Oversight

Consistent with its general oversight responsibilities, the Board oversees risk management of each Fund.  As part of its oversight of risks, the Board or its Committees receive and consider reports from a number of parties, such as the Manager, Company officers, and Company service providers.  For example, the Board and the Audit Committee receive regular reports from the Principal Financial Officer on the Company’s internal controls and accounting and financial reporting policies and practices and procedures.  In addition, the Company’s independent registered public accounting firm reports at least twice annually to the Audit Committee on internal control and accounting and financial reporting matters.  The Board also meets with the Company’s Chief Compliance Officer at least quarterly to discuss compliance issues, and the Board receives a written report from the Chief Compliance Officer at least annually that addresses the compliance policies and procedures of the Company, the Manager, the Distributor, and the Transfer Agent.  In addition, the Disinterested Directors meet with the Chief Compliance Officer at least annually in executive session.

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The Board also adopts and periodically reviews policies and procedures intended to address risks and monitors efforts to assess the effectiveness of the implementation of the policies and procedures in addressing risks.  It is possible, that despite the Board’s oversight of risk, not all risks will be identified, mitigated or addressed.  Further, certain risks may arise that were unforeseen.

Committees of the Board of Directors

The Company has an Audit Committee, an Executive Committee, and a Nominating Committee.  The respective duties and current memberships are:

Audit Committee:  The purpose of the Audit Committee is to seek to enhance the quality of the Company’s financial accountability and financial reporting by providing a means for the disinterested directors to be informed about and oversee the Company’s audit functions, to ensure the independence and accountability of the Company’s auditors, approve the selection of the Company’s auditors, and to review the extent and quality of the auditing efforts.  The members of the Audit Committee may consult with the Company’s independent auditors, as they deem appropriate, and meet with the Company’s independent auditors at least once annually to discuss the scope and results of the annual audit of the Funds and such other matters as the Committee members deem appropriate or desirable. L. Michael Haller, Gerald E. Miller, and Louise K. Taylor are members of the Audit Committee.  During the fiscal year ended December 31, 2014, the Audit Committee met two times.

Executive Committee: During intervals between Board Meetings, the Executive Committee possesses and may exercise all of the powers of the Board in the management of the Company except as to matters when Board action is specifically required; included within the scope of such powers are matters relating to valuation of securities held in each Fund’s portfolio and the pricing of each Fund’s shares for purchase and redemption. George A. Henning and Victoria Breen are members of the Executive Committee.  During the fiscal year ended December 31, 2014, the Executive Committee did not meet.

Nominating Committee:  The purpose of the Nominating Committee is to identify and recommend to the Board of Directors individuals qualified to be directors of the Company, consistent with criteria approved by the Board, for appointment to the Board or to stand for election by the shareholders.  The Nominating Committee has sole responsibility to select and nominate disinterested Directors of the Company.  The members of the Nominating Committee are L. Michael Haller, Gerald E. Miller, and Louise Taylor.  During the fiscal year ended December 31, 2014, the Nominating Committee did not meet.

The Nominating Committee will consider potential nominees submitted by shareholders.  Shareholder recommendations should be submitted in writing to the Nominating Committee, c/o Pacific Global Investor Services, 101 North Brand Boulevard, Suite 1950, Glendale, CA 91203, and they will be forwarded to the Nominating Committee.  Since the Company does not hold regularly scheduled annual shareholders meetings, to be considered, shareholders recommendations must be received a reasonable time before the Company begins to print and mail proxy materials for the relevant shareholder meeting.

Compensation

The Officers of the Company and the Directors who are interested persons of the Company receive no compensation directly from the Company for performing the duties of their offices.  They may receive remuneration indirectly as a result of their positions with the Investment Manager or other affiliates.  The Directors who are not interested persons receive fees and expenses for Board and Committee meetings attended.  The aggregate compensation paid by the Company during the fiscal year ended December 31, 2014 to each of the directors who is not an interested person of the Company is set forth in the table below.  The Company does not maintain any retirement or pension plans.

Total Compensation
L. Michael Haller	$16,500
Peter C. Hoffman	$15,000
Gerald E. Miller	$16,500
Louise K. Taylor	$16,500

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The following table shows the dollar range of shares of each Fund beneficially owned by each director as of December 31, 2014:

	Government Securities Fund	Income and Equity Fund	Balanced Fund	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund	Total
Victoria Breen	None	None	None	$10,001- $50,000	$10,001- $50,000	$10,001- $50,000	$50,001 - $100,000
L. Michael Haller	None	$1- $10,000	$10,001- $50,000	$10,001- $50,000	$10,001- $50,000	$1- $10,000	$50,001- $100,000
George A. Henning	$10,001- $50,000	$10,001- $50,000	$10,001- $50,000	$50,001- $100,000	$50,001- $100,000	$100,001 - $500,000	$100,001 - $500,000
Peter C. Hoffman	None	None	None	$1 - $10,000	None	$1 - $10,000	$10,001 - $50,000
Gerald E. Miller	None	None	None	None	None	$1 - $10,000	$1 - $10,000
Louise K. Taylor	$10,001 - $50,000	None	None	$50,001 - $100,000	None	$100,001 - $500,000	$100,001 - $500,000

Beneficial ownership shown in the foregoing table was determined in accordance with Rule 16a-1(a)(2) under 1934 Act, and should not be deemed an admission that any director or any member of their immediate families is, for purposes of Section 16 of the 1934 Act or otherwise, the beneficial owner of those securities.

Proxy Voting for Securities Held by the Funds

The Board of Directors has adopted a proxy voting policy, under which it has delegated proxy voting responsibility to the Manager, subject to Board oversight.  Under this policy, the Manager is responsible for voting proxies in a manner consistent with the best interests of the Funds and their shareholders.  To enable the Board to oversee the proxy voting process, the Manager will report to the Board at least annually on the Funds’ proxy voting records, including a discussion of any potential conflicts or other special circumstances.

The Manager has established a Proxy Committee to decide how to vote proxies of portfolio companies.  In most instances, the Proxy Committee will determine how to vote proxies based on information developed in the course of day-to-day portfolio management activities, the proxy materials, and the guidelines in the Funds’ proxy voting policy.  The Proxy Committee has adopted general voting guidelines which represent the Committee’s usual voting position on certain recurring proxy issues that are not expected to involve unusual circumstances. The Proxy Committee also may consult with legal counsel or other advisers if it deems it appropriate, including in circumstances where a proxy raises an unusual corporate governance issue or a potential conflict of interest.

The Proxy Committee’s consideration of proxy issues focuses on the investment implications of each issue.  A key factor is the potential effect on management, because the quality and depth of a company’s management is an important factor in the Manager’s consideration of whether to invest in a company.  Thus, the Manager considers the recommendations of a company’s management, unless the proxy presents unusual corporate governance or other extraordinary issues.

Where a proxy issue raises corporate governance issues or potential conflicts of interest, the Proxy Committee will make a case-by-case determination and may consult with legal counsel and such other resources as the Committee deems appropriate.  Since the Funds are small and their positions in portfolio companies typically are a small percentage of outstanding shares, the Proxy Committee may consider the size of the Fund’s investment relative to the outstanding shares of the voting stock of the company. Whenever the relevant Fund’s investment in a company represents more than 5% of the Fund’s net assets and 1% of the company’s outstanding voting shares, the Proxy Committee will conduct an evaluation prior to voting the proxy on non-recurring proxy issues, such as unusual corporate governance or other extraordinary issues.

Where a proxy presents a potential conflict of interest, the Proxy Committee will only consider the interests of the relevant Fund’s shareholders.  The evaluations of proxy issues involving a potential conflict of interest generally will involve the same types of considerations and processes as the evaluation of significant corporate governance issues.  If an issue involves a potential conflict of interest and the relevant Fund’s investment in the company exceeds 5% of the Fund’s net assets and 1% of the company’s outstanding voting stock, however, the Proxy Committee will abstain from voting the shares unless (a) it determines that voting on that proxy issue is necessary to protect the relevant Fund’s interest or (b) an independent outside evaluator concurs in the Proxy Committee’s

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determination as to how to vote the relevant Fund’s shares.  All issues involving potential conflicts of interest will be reported to the Board at the next following Board meeting.

The proxy voting policy is designed to be responsive to the wide range of proxy voting issues that can have a significant effect on the investment value of the securities held in the Funds. In reviewing proxy issues, the Manager applies the following general policies:

Appointment of Auditors —- The Manager believes that the company is in the best position to choose its auditors; therefore, the Manager generally supports management’s recommendation unless there are reasons to question the independence or performance of the auditors.

Corporate Governance — The Manager considers the quality of management a key consideration in its decision to invest in a company. Since the Manager believes that management is in the best possible position to evaluate the qualifications and needs of a particular board, it consider management’s recommendation an important factor in these decisions.

The Manager believes that attracting and retaining qualified directors is important to company success and effective corporate governance. Therefore, the Manager generally votes in favor of proposals regarding director indemnification arrangements.

The Manager evaluates, on a case-by-case basis, proposals relating to stock splits and issuances with and without preemptive rights.

The Manager generally opposes measures that call for a supermajority of shareholder approvals; the Manager supports cumulative voting and proposals to require confidential voting.

The Manager generally votes in favor of proposals relating to the issuance of dividends.

Management and Employee Compensation — The Manager believes that equity-based compensation programs are important tools in attracting and retaining desirable employees and providing reasonable incentives for performance; therefore, the Manager believes that these plans should be carefully applied with the intention of maximizing shareholder value by aligning executive compensation to shareholders’ long-term interests.

The Manager generally evaluates proposals relating to executive compensation plans on a case-by-case basis.  The Manager generally votes in favor of proposals relating to employee stock purchase plans when the shares purchased through the plans are priced no less than 15% below market value.

The Manager generally opposes proposals requesting approval to make material amendments to equity-based compensation plans without shareholder approval; the Manager generally opposes proposals regarding the re-pricing of “underwater” options.

The Manager generally opposes compensation packages which it views as overly generous. For example, the Manager has voted and will continue to vote against compensation packages which benefit a few management executives and are antithetical to the interests of shareholders. The Manager considers, on a case-by-case basis, proposals which require shareholder approval of golden parachutes or other executive severance agreements, poison pills or other anti-takeover measures.

Mergers, Acquisitions, and Corporate Restructuring — Careful consideration is given, on a case-by-case basis, to the investment merits of any merger, acquisition, tender offer, change of control, changes in a company’s state of incorporation, or other corporate restructuring involving a portfolio investment and, to the extent reasonable, third party analyses.

Social, Political, Environmental and Ethical Issues — The Manager generally gives company management discretion with regard to evaluating the feasibility and financial impact of proposals related to these issues although the Manager reviews and analyzes, on a case-by-case basis, such proposals to determine whether they may have a financial impact on shareholder value.

The Manager may vote in favor of those proposals that it believes have significant economic benefits or implications for the Fund and its shareholders and may vote against proposals that it believes are unduly burdensome or result in unnecessary and excessive costs to the company with minimal benefits to shareholders.  The Manager votes against proposals that may require companies to report on charitable or political contributions.

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Information on how the Funds voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2014 are available without charge, upon request, by calling Pacific Advisors at (800) 989-6693, and on the SEC’s website at www.sec.gov.

Code of Ethics

The Company adheres to a Code of Ethics (the “Code”) established pursuant to Rule 17j-1 under the 1940 Act.  The Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by persons associated with the Funds.  The Manager has included similar provisions in its Code.  The Code requires all access persons to obtain prior clearance before engaging in personal securities transactions. The Code also contains other restrictions applicable to specified types of transactions.  In addition, all access persons must report their personal securities transactions within 30 days after the end of the calendar quarter.  Any material violation of the Code relating to the Funds is reported to the Company’s Board of Directors.  The Board also reviews the administration of the Code on an annual basis.

Principal Holders of Securities

The names, addresses, and percentages of ownership of each person who owns of record or beneficially five percent or more of any class of any Fund’s shares as of March 31, 2015, are listed below:

FUND	TYPE OF OWNERSHIP	SHAREHOLDER	% OWNERSHIP
Government Securities Fund (A)	Record	Charles Schwab & Co. Inc. for the sole benefit of its customers San Francisco, CA	47.40%
	Record; Beneficial	National Financial Services FBO Individual Investor Ocoee, FL	7.61%
	Record; Beneficial	Pacific Advisors Fund Inc. FBO Individual Investor Santa Rosa, CA	5.84%
Government Securities Fund (C)	Record; Beneficial	Pacific Advisors Fund Inc. FBO Individual Investor Media, PA	19.00%
	Record; Beneficial	Pacific Advisors Fund Inc. FBO Individual Investor Bell, FL	11.81%
	Record; Beneficial	Pacific Advisors Fund Inc. FBO Individual Investor Newtown Square, PA	11.39%
	Record; Beneficial	Pacific Advisors Fund Inc. FBO Individual Investor Ojai, CA	10.37%
	Record; Beneficial	Pacific Advisors Fund Inc. FBO Individual Investor Waialua, HI	7.99%
	Record; Beneficial	Pacific Advisors Fund Inc. FBO Individual Investor Media, PA	7.74%
	Record; Beneficial	Pacific Advisors Fund Inc. FBO Individual Investor Orlando, FL	6.56%
	Record; Beneficial	Pacific Advisors Fund Inc. FBO Individual Investor Norwood, PA	5.85%
Income and Equity Fund (A)	Record	Charles Schwab & Co. Inc. for the sole benefit of its customers San Francisco, CA	40.11%
	Record; Beneficial	National Financial Services FBO Individual Investor Ojai, CA	6.73%
Income and Equity Fund (C)	Record; Beneficial	Pacific Advisors Fund Inc. FBO Individual Investor Fresno, CA	8.32%
	Record; Beneficial	Pacific Advisors Fund Inc. FBO Individual Investor Kailua, HI	8.26%

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FUND	TYPE OF OWNERSHIP	SHAREHOLDER	% OWNERSHIP
Income and Equity Fund (C)	Record; Beneficial	Pacific Advisors Fund Inc. FBO Individual Investor Honolulu, HI	7.86%
	Record; Beneficial	Pershing FBO Individual Investor Jersey City, NJ	7.46%
	Record; Beneficial	Pacific Advisors Fund Inc. FBO Individual Investor Chatsworth, CA	6.25%
	Record; Beneficial	Pacific Advisors Fund Inc. FBO Individual Investor Playa Del Rey, CA	5.23%
Balanced Fund (A)	Record	Charles Schwab & Co. Inc. for the sole benefit of its customers San Francisco, CA	8.21%
Large Cap Value Fund (A)	Record	Charles Schwab & Co. Inc. for the sole benefit of its customers San Francisco, CA	8.46%
Large Cap Value Fund (C)	Record; Beneficial	D.A. Davidson & Co. FBO Individual Investor Great Falls, MT	8.55%
	Record; Beneficial	D.A. Davidson & Co. FBO Individual Investor Great Falls, MT	8.55%
	Record; Beneficial	D.A. Davidson & Co. FBO Individual Investor Great Falls, MT	8.55%
	Record; Beneficial	Pacific Advisors Fund Inc. FBO Individual Investor Thousand Oaks, CA	6.76%
	Record; Beneficial	Pacific Advisors Fund Inc. FBO Individual Investor Chatsworth, CA	6.50%
	Record; Beneficial	Pacific Advisors Fund Inc. FBO Individual Investor Los Angeles, CA	6.32%
	Record; Beneficial	Pacific Advisors Fund Inc. FBO Individual Investor Riverside, CA	5.92%
	Record; Beneficial	Pacific Advisors Fund Inc. FBO Individual Investor Beverly Hills, CA	5.17%
Mid Cap Value Fund (A)	Record	Charles Schwab & Co. Inc. for the sole benefit of its customers San Francisco, CA	9.33%
Mid Cap Value Fund (C)	Record; Beneficial	Pacific Advisors Fund Inc. FBO Individual Investor Los Angeles, CA	17.48%
	Record	Wedbush Securities for the sole benefit of its customers Los Angeles, CA	11.31%
	Record; Beneficial	Pacific Advisors Fund Inc. FBO Individual Investor Santa Rosa, CA	9.12%
	Record; Beneficial	Pacific Advisors Fund Inc. FBO Individual Investor San Clemente, CA	8.15%
	Record; Beneficial	Pacific Advisors Fund Inc. FBO Individual Investor Fresno, CA	6.30%
	Record; Beneficial	Pacific Advisors Fund Inc. FBO Individual Investor Manhattan Beach, CA	5.76%

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FUND	TYPE OF OWNERSHIP	SHAREHOLDER	% OWNERSHIP
Mid Cap Value Fund (C)	Record; Beneficial	Pacific Advisors Fund Inc. FBO Individual Investor Ojai, CA	5.18%
Small Cap Value Fund (A)	Record	Charles Schwab & Co. Inc. for the sole benefit of its customers San Francisco, CA	30.74%
Small Cap Value Fund (C)	Record; Beneficial	Pacific Advisors Fund Inc. FBO Individual Investor Chicago, IL	12.84%
Small Cap Value Fund (I)	Record; Beneficial	Pacific Advisors Fund Inc. FBO Individual Investor Glendale, CA	100%

The Fund believes that the shares held by the financial institutions listed above were held by the persons indicated in accounts for their fiduciary, agency or custodial clients.

As of March 31, 2015, the Directors and Officers of the Company, as a group, owned 1.76% of the Government Securities Fund, 5.19% of the outstanding shares of the Large Cap Value Fund, 3.49% of the outstanding shares of the Mid Cap Value Fund, 1.41% of the Small Cap Value Fund, and less than 1% of the outstanding shares of the Income and Equity and Balanced Funds.

CAPITAL STOCK

Series and Classes of Shares

The Company is authorized to issue one billion shares of common stock, $.01 par value per share.  The Company has designated 300 million shares as Class A shares, 300 million shares as Class C shares and 100 million shares as Class I shares.  Each share of capital stock issued with respect to a Fund has a pro-rata interest in the assets of that Fund and has no interest in the assets of any other Fund.  Each Fund bears its own liabilities and its proportionate share of the general liabilities of the Company.  The Board of Directors has the power to establish additional series or classes of shares.

In the interest of economy and efficiency, the Company does not issue stock certificates.  Shareholders of uncertificated shares have the same ownership rights as if certificates had been issued.

The Company currently offers two Classes of shares (Class A and Class C) for the Government Securities Fund, Income and Equity Fund, Balanced Fund, Large Cap Value Fund and Mid Cap Value Fund.  The Company currently offers three Classes of shares (Class A, Class C and Class I) for the Small Cap Value Fund.  Each Class represents an identical interest in a Fund’s investment portfolio.  Under the Company’s multi-class system, shares of each Class of shares of each Fund represent an equal pro rata interest in the Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each Class shall have a different designation; (b) each Class shall bear its “Class Expenses”; (c) each Class shall have exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution arrangements; (d) each Class shall have separate voting rights on any matter submitted to shareholders in which the interests of one Class differ from the interests of any other Class; (e) each Class may have separate exchange privileges; and (f) each Class may have different conversion features, although a conversion feature is not currently contemplated.  The Board of Directors does not anticipate that there will be any conflicts among the interests of the holders of the different Classes and will take appropriate action if any such conflict arises.

Prior to the effective date of the Company’s multi-class plan, the Company had one Class of shares, which was redesignated Class A.  The redesignation did not change the rights and privileges of the Class A shares.  For more information about the different Classes of shares of the Fund, please call (800) 989-6693.

Meetings and Voting Rights.

The Company does not intend to hold annual shareholder meetings.  Shareholders have certain rights, as set forth in the Company’s Articles of Incorporation and By-Laws, including the right to call a special meeting of shareholders, upon the written request of the holders of at least 10% of the votes entitled to be cast at such meeting, for the purpose of voting on the removal of one or more Directors.  Such removal may be effected upon the action of a majority of the outstanding shares of the Funds.  The Company has an obligation to assist in such shareholder communications.

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Shareholders are entitled to one vote per share.  Shareholders of the Funds shall vote together on any matter, except to the extent otherwise required by the 1940 Act, or when the Board of Directors has determined that the matter affects only the interest of shareholders of one or more Classes, in which case only the shareholders of such Class or Classes shall be entitled to vote thereon.  Accordingly, shares of a Fund usually will be voted only with respect to that Fund, except for the election of directors and ratification of independent auditors.  Approval by the shareholders of one Fund is effective as to that Fund.  Shares have noncumulative voting rights, do not have preemptive or subscription rights, and are not transferable.  Pursuant to the 1940 Act, shareholders of each Fund are required to approve the adoption of any investment advisory agreement and distribution plan relating to such Fund and of any changes in fundamental investment restrictions or policies of the Fund.  Any matter shall be deemed to have been effectively acted upon with respect to the Fund if acted upon, as provided in Rule 18f-2 under the 1940 Act, or any successor rule, and in the Articles of Incorporation.

TAXES

Each Fund intends to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code.  As such, it must meet the requirements of Subchapter M of the Code, including the requirements regarding the source and distribution of investment income and the diversification of investments.  The Regulated Investment Company Modernization Act of 2010 provides a cure for a failure to satisfy the qualifying income requirement (e.g., 90 percent of a RICs gross income must derive from “qualifying income”) if the failure is due to reasonable cause and not willful neglect and the RIC pays a monetary penalty.  It also provides a special rule for a de minimis asset test failure and a cure for other asset test failures if the failures are due to reasonable cause and not willful neglect and the RIC pays a monetary penalty.

If, in any taxable year, a Fund does not meet the Code requirements for regulated investment companies and does not satisfy the cure provisions: (1) that Fund would be taxed at normal corporate rates on the entire amount of its taxable income without deduction for dividends or other distributions to its shareholders; and (2) that Fund’s distributions to the extent made out of that Fund’s current or accumulated earnings and profits would be taxable to its shareholders (other than shareholders in tax-deferred accounts) as ordinary dividends (regardless of whether they would otherwise have been considered capital gains dividends), and may qualify for the partial deduction for dividends received by corporations.

ADDITIONAL INFORMATION CONCERNING PURCHASE, REDEMPTION, AND PRICING OF SHARES

Trade Date Procedures

Purchasing. If a purchase order is telephoned to the Transfer Agent before 4:00 p.m., Eastern Time, the purchase order becomes effective as of 4:00 p.m., Eastern Time. If the purchase order is telephoned to the Transfer Agent after 4:00 p.m., Eastern Time, the purchase order becomes effective as of 4:00 p.m., Eastern Time, on the next business day.

Redeeming.  If a request to sell shares (redemption) is received in proper form prior to the determination of net asset value on any day, the redemption is effective as of 4:00 p.m., Eastern Time.  If the request is received after the net asset value is determined, the redemption is effective as of 4:00 p.m., Eastern Time, on the next business day.

Exchanging.  Shares of a Fund are exchanged for shares of other Funds at net asset value next determined following receipt of the request in proper form either by mail or telephone.

Reinvestment of Dividends and Distributions.  Dividends and distributions of each Fund are made on the payment date, the record date, or such other date as the Board may determine.  On the “ex-dividend” date, the net asset value per share excludes the dividend (i.e., is reduced by the amount of the dividend).

Signatures and Signature Guarantees.  The signature on a redemption or exchange request must be exactly as shown on the Application.  In the interest of safety, signature guarantees are required for certain transactions.  If redemption proceeds are in excess of $50,000 or are to be sent to someone other than the registered shareholder or to other than the registered address or if the transaction is a transfer between Fund accounts or a change of registration of a Fund account, a signature guarantee is required.  Acceptable guarantors include participants in the Securities Transfer Agents Medallion Program (STAMP2000), the Stock Exchange Medallion Program (SEMP) and the New York Stock Exchange Medallion Signature Program (NYSE MSP).  Notary publics are not acceptable guarantors.

Transactions Effected Through Certain Authorized Dealers.  Pacific Advisors has authorized certain brokers (“Authorized Dealers”) to accept purchase and redemption orders on our behalf.  These Authorized Dealers are authorized to designate other intermediaries to accept purchase and redemption orders on our behalf.  The

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Transfer Agent will be deemed to have received a purchase or redemption order placed with certain of these Authorized Dealers or designees when the Authorized Dealer or, if applicable, its authorized designee, accepts the order.  If an order is accepted by such a Dealer or authorized designee before 4:00 p.m., Eastern Time, the order becomes effective as of 4:00 p.m., Eastern Time.  If the order is accepted after 4:00 p.m., Eastern Time, the order becomes effective as of 4:00 p.m., Eastern Time, on the next business day.  The order will be priced at the relevant Fund’s net asset value per share next computed after the order is accepted by the Authorized Dealer or the Authorized Dealer’s designee.  Pacific Advisors reserves the right to change this procedure without notice to comply with regulatory changes.

Orders placed with other Authorized Dealers, however, are not effective until received by the Transfer Agent.  These Authorized Dealers may require that you place your order no later than a specified time before 4:00 p.m. Eastern Time, so that your order can be transmitted to the Transfer Agent by 4:00 p.m. Eastern Time and receive that day’s price.

You may be charged a fee if you effect transactions in Fund shares through an Authorized Dealer or an Authorized Dealer’s designee.

Reducing Your Sales Charge — Class A Shares

The sales charge you pay on Class A shares is affected by the size of your total investment in the Funds as shown in the fee table in the Prospectus.  Under the programs described below, qualifying purchases will be combined and thereby reduce the applicable sales charge.  In addition, certain categories of Fund purchases also will be made at net asset value, as described below.

Single Purchaser.  In determining the front-end sales charge on Class A shares, the Transfer Agent will combine the total amount being invested by any “Single Purchaser” in Class A shares of the Funds at any one time.  A “Single Purchaser,” eligible for a discount based on combining purchases, includes: (1) an individual and his or her spouse and minor children; or (2) a trustee or other fiduciary purchasing for a single fiduciary account or trust estate, including employee benefit plans created under Section 401 of the Internal Revenue Code, as well as related plans of the same employer.  When you invest in Class A shares of the Funds for several accounts at the same time, you may combine these investments to reduce the applicable sales charge.  You also may combine concurrent purchases of Class A shares of two or more Funds.  To qualify for this discount, you must notify the Transfer Agent at the time of purchase.

Right of Accumulation.  You may reduce the sales charge by combining the amount being invested in Class A shares of any Fund with certain previous purchases of Class A or Class C shares of any of the Funds by any “Single Purchaser” as described above.  The Transfer Agent will take into account your Class A and Class C shares in any Fund previously purchased on a combined basis at the current net asset value per share of each appropriate Fund, in order to establish the aggregate investment amount to be used in determining the applicable sales charge.  Only previous purchases of Class A and Class C shares of the Funds that are still held in one of the Funds will be included in the calculation.  If you wish to use this right of accumulation, you must notify the Transfer Agent at the time your order is placed, and when each subsequent order is placed. When you send your payment to the Transfer Agent, you must specify by account number all accounts to be included under “Right of Accumulation.”

Letter of Intent.  The Letter of Intent provides an opportunity for you (or any Single Purchaser as described above) to reduce your sales charge on Class A shares by permitting you to aggregate your investments in qualifying accounts to be included over a thirteen-month period.  Your initial purchase of Class A shares must be at least 5% of the stated investment goal.  When you submit a Fund Letter of Intent Form the Transfer Agent, each investment made during the thirteen-month period in Class A shares of any Fund will receive the sales charge applicable to the total amount of the investment goal indicated in your Letter of Intent.  The Transfer Agent will hold in escrow Class A shares equal to the dollar amount of the maximum sales charge applicable to the Fund(s) invested in, until your purchases of Class A shares reach the total stated investment goal.  If your purchases do not reach that goal, the Transfer Agent will apply the escrowed shares to pay the applicable sales charge.  Each payment sent directly to the Transfer Agent must indicate that a Letter of Intent is on file along with all account numbers for each Fund associated with the Letter of Intent.  To take advantage of this opportunity to reduce your sales charge, you must first complete a Fund Letter of Intent Form and submit it to the Transfer Agent for its approval.

Waiver of Initial Sales Charge of Class A Shares.  The initial sales charge on Class A shares of the Funds will not be charged to the following categories of transactions:

1.              shares bought through the reinvestment of your dividends and capital gains distributions;

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2.              purchases by directors, officers, or bona fide employees of the Company, the Manager, the Distributor, the Transfer Agent, and by members of their immediate families (defined as follows: spouse, civil union or domestic partner; common law spouse; parents, stepparents; grandparents; parents-in-law; children; grandchildren; siblings; brothers-in-law and sisters-in-law);

3.              purchases by clients of the Manager;

4.              purchases by registered investment advisers for their counsel accounts;

5.              purchases by registered representatives and other employees of Authorized Dealers and by members of their immediate families; and

6.              purchases by certain broker/dealer clients that purchase shares through a no-transaction fee platform or account.

To qualify for this waiver, transactions in categories (2) through (6) must also meet the following conditions: (a) the order must originate with the member of the category thus qualified; (b) no sales effort shall be required in connection with such purchase; (c) the purchaser shall satisfactorily establish his or her employment or immediate relationship upon request; and (d) the purchaser shall agree that any such purchase is for investment purposes only and the securities purchased will not be resold except to that Fund.

In addition, purchases of Class A shares may be made at net asset value by the following “Other Purchasers”:  (1) investment advisers or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management, consulting or other fee for their services; (2) clients of such investment advisers or financial planners who place trades for their own accounts if their accounts are linked to the master account of such investment adviser or financial planner on the books and records of the broker or agent; and (3) retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 403(b) or 457 of the Internal Revenue Code and “rabbi trusts.”  You should be aware that you may be charged a fee if you effect transactions in Fund shares through a broker or agent.

Class A shares are offered at net asset value in the circumstances described above because of anticipated economies in sales efforts and sales related expenses.  Pacific Advisors may terminate or amend the terms of the offering of Class A shares of the Funds at net asset value at any time.  Also see “Exchanges of Shares” beginning on page 38 below.

Additional Shareholder Services

Automatic Investment Plan (Class A and Class C shares only).  You may make regular monthly investments through automatic withdrawals from your bank account.  Your monthly investment amount must be at least $25 to purchase Class A shares and $100 to purchase Class C shares.  Once a plan is established, your bank account will usually be debited by the 5th or 20th day of the month.

Automatic Reinvestment.  Your dividends and capital gain distributions on Fund shares automatically will be reinvested in additional shares of the same Class of shares of the same Fund, at no sales charge, unless you advise the Transfer Agent otherwise in writing.  You also may elect to have dividends and/or capital gain distributions paid in cash.

Account Statements.  The Transfer Agent will send you a statement of all account activity after the end of each calendar quarter.  Transactions in your account, such as additional investments and dividend reinvestments, will be reflected on regular confirmation statements.

Automatic Withdrawal Plans (Class A and Class C shares only).  If your account value is at least $10,000, you may establish an Automatic Withdrawal Plan.  The Transfer Agent automatically will transfer the proceeds from scheduled redemptions of shares to your pre-designated bank account on either the 15th or the 30th of each month.  Payments are in equal dollar amounts and must be at least $25.  All dividends and distributions on shares under an Automatic Withdrawal Plan must be reinvested in additional Fund shares.

You may establish an Insurance Premium Automatic Withdrawal Plan (“IP Withdrawal Plan”) to fund the scheduled payment of premiums for certain eligible insurance policies.  You must have a minimum account value of $5,000 to establish an IP Withdrawal Plan.  The proceeds from your scheduled redemptions to fund the premium payments will be transmitted to your insurance company as instructed on your IP Withdrawal Plan Authorization Form.  Your insurance company may establish other conditions affecting your required investment in the Fund.  Applicable forms and further information regarding the IP Withdrawal Plan are available from your Authorized Dealer or the Transfer Agent.

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Generally, because of the initial sales charge, it may not be advisable for you to purchase additional Class A shares while you are participating in an Automatic Withdrawal Plan.  You also should consider that automatic withdrawals from relatively active portfolios entail the risk that the automatic redemptions may occur at a time when net asset value of the portfolio has fluctuated downward.

Automatic Exchange Plans (Class A and Class C shares only).  If your account value is at least $50,000, you may establish an Automatic Exchange Plan. The Transfer Agent automatically will exchange shares between the Funds that you designate on either the 15th or the 30th of each month. The amounts exchanged must equal at least $100. Each exchange will be for the same dollar amount. All dividends and distributions on shares covered by an Automatic Exchange Plan must be reinvested in additional Fund shares. Exchanges under an Automatic Exchange Plan are subject to the requirements and conditions described in “Exchange of Shares” beginning on page 38. Requests to establish an Automatic Exchange Plan must be submitted in writing.  Also see “Policy on Market Timing and Excessive Trading” beginning on page 62 of the prospectus.

Telephone Exchanges and Redemptions

Exchanges.  To place a telephone exchange request, call the Transfer Agent at (800) 282-6693.  The Transfer Agent may record your call.  By exchanging shares by telephone, you are acknowledging receipt of a Prospectus of the Fund to which the exchange is made and, for full or partial exchanges, the terms of any special account features.  Automatic Withdrawal Plans and retirement plan contributions will be transferred to the new account unless the Transfer Agent is otherwise instructed.  You and your dealer representative of record automatically have telephone exchange privileges unless and until you give the Transfer Agent written instructions canceling those privileges.  The Transfer Agent will not be responsible for the authenticity of telephone instructions or for any loss, damage, cost or expense arising out of any telephone instructions that it reasonably believes to be authentic based on its verification procedures.  Such procedures may include requiring certain personal identification information prior to acting on telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone.  If the Transfer Agent does not employ reasonable verification procedures to confirm that instructions communicated by telephone are genuine, Pacific Advisors may be liable for any losses arising out of any action on its part or any failure or omission to act as a result of its own negligence, lack of good faith, or willful misconduct.  Shares acquired by telephone exchange must be registered exactly as the account from which the exchange was made.  If all telephone exchange lines are busy (which might occur, for example, during periods of substantial market fluctuations), shareholders might not be able to request telephone exchanges and would have to submit written exchange requests.  Also see “Policy on Market Timing and Excessive Trading” in the prospectus.

Redemptions.  You may redeem shares by telephone.  The Transfer Agent will mail the proceeds to your registered address or wire them to your pre-designated bank account.  Our procedures and any limitations are designed to minimize unauthorized exercise of the privilege.

To redeem shares by telephone, call the Transfer Agent at (800) 282-6693.  The Transfer Agent may record any call.  If all lines are busy, telephone redemptions may not be available and you may need to use the Funds’ other redemption procedures instead.  Requests received by the Transfer Agent prior to 4:00 p.m., Eastern Time, on a regular business day will be processed at the net asset value per share determined that day.  These privileges are not available for UMB-Sponsored retirement plans.  You and your dealer representative of record automatically have telephone redemption privileges, unless the Transfer Agent receives cancellation instructions from you.  If an account has multiple owners, the Transfer Agent may rely on the instructions of any one owner. The Transfer Agent will not be responsible for any loss, damage, cost or expense arising out of any telephone instructions for an account that it reasonably believes to be authentic, based on its procedures for verification.

For redemptions by telephone, you may redeem up to $50,000 of Class A, Class C or Class I shares by telephone, once in each 30-day period.  You may request a redemption in excess of $50,000 for Class A, Class C or Class I shares by submitting a written request.  If you redeem by telephone, the check must be payable to you and any joint shareholder and sent to the address of record for the account.  You may not exercise this privilege if the address of record has been changed within 15 days of a telephone redemption request.  Shares held in corporate-type retirement plans for which UMB serves as trustee may not be redeemed by telephone, telex, fax or telegraph.

Exchanges of Shares

Exchange Privilege.  You may exchange shares into other Funds.  However, Class A shares of a Fund may be exchanged only for Class A shares of the other Funds.  Class C shares of a Fund may be exchanged only for Class C shares of the other Funds.  Class I shares of a Fund may only be exchanged for Class I shares of another Fund. However, currently, the Small Cap Value Fund is the only Fund offering Class I shares.  The Transfer Agent processes exchange redemptions and purchases simultaneously at the share prices next determined after the

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exchange order is received in proper form, as noted below.  You may make an exchange by mail or by telephone.  The first five exchanges in each calendar year are free. After that, a $10.00 service fee applies to each exchange.  Also see “Policy on Market Timing and Excessive Trading” in the prospectus.

By Mail: Proper form for an exchange by mail requires a written request to the Transfer Agent properly signed by all registered owners indicating the Fund name, account number, and shares or dollar amount to be transferred into which Fund.

By Telephone: If you accepted telephone exchange privileges, you or your dealer representative may telephone your exchange instructions to the Transfer Agent.  Proper form for an exchange by telephone requires identification by shareholder social security number or other personal identification, the Fund name, account number and shares or dollar amount to be transferred into which Fund.  See “Telephone Exchanges and Redemptions” on page 38.

Other Information.  No sales charge applies to exchanges.

The following conditions must be met for all exchanges: (1) shares of the Fund selected for exchange must be available for sale in the shareholder’s state of residence; and (2) shares must be held in an account for at least one day (except that newly-purchased shares, by either initial or subsequent investment, must be held in an account for at least 15 days) prior to the exchange.  No CDSC is imposed on exchanges of shares of a Fund subject to a CDSC for Class C shares of another Fund. However, the shares so acquired will continue to be subject to a CDSC on the terms and for the period applicable to the exchanged shares.

Pacific Advisors may modify, suspend or discontinue the exchange privileges at any time and will do so on 60 days’ notice, if such notice is required by regulations adopted under the 1940 Act.  The notice period may be shorter if applicable law permits.  Pacific Advisors reserves the right to reject telephone or written requests submitted in bulk on behalf of 10 or more accounts.  Telephone and written exchange requests must be received by the Transfer Agent by 4:00 p.m., Eastern Time, on a regular business day to take effect that day.  The number of shares exchanged may be less than the number requested if the number requested would include shares subject to a restriction cited above. Only shares available for exchange without restriction will be exchanged.

Shares to be exchanged are redeemed on the business day the Transfer Agent receives an exchange request in proper form (the “Redemption Date”).  Normally, shares of the Fund to be acquired are purchased on the Redemption Date, but such purchases may be delayed by either Fund up to two business days if it determines that it would be disadvantaged by an immediate transfer of the redemption proceeds.  In our discretion, Pacific Advisors may refuse any exchange request that will disadvantage a Fund, such as an exchange that would cause the Fund to sell portfolio securities in such quantities and at such time that would result in significant losses to a Fund.  In the event of a delayed exchange, the exchange will be effected at the NAV as of the date of the request.

Broker/dealers who process exchange orders on behalf of customers may charge a fee for their services.  Those charges may be avoided by making the request directly to the Funds to exchange shares.  For Federal tax purposes, an exchange is treated as a redemption and purchase of shares.

Redemption

Redemption Payments.  Each Fund intends to pay all redemptions of its shares in cash. However, each Fund may make full or partial payment to shareholders of portfolio securities of the applicable Fund (i.e., by redemption-in-kind), at the value of such securities used in determining the redemption price.  The Company, nevertheless, pursuant to Rule 18f-1 under the 1940 Act, has filed a notification of election under which each Fund is committed to pay in cash to any shareholder of record, all requests for redemption made by such shareholder during any 90-day period, up to the lesser of $250,000 or 1% of the applicable Fund’s net asset value at the beginning of such period.  The securities to be paid in-kind to any shareholders will be readily marketable securities selected in such manner as the Company’s Board deems fair and equitable.  If shareholders were to receive redemptions-in-kind, they would incur brokerage costs should they wish to liquidate the portfolio securities received in such payment of their redemption request.  The Company does not anticipate making redemptions-in-kind.  If you ask the Transfer Agent to send you your proceeds by overnight delivery, you will be charged $20 to cover the mailing costs.  This fee is deducted from your proceeds.

Suspension of Redemptions.  Pacific Advisors may suspend the right to redeem shares or to receive payment with respect to any redemption of shares of the Funds: (i) for any period during which trading on the New York Stock Exchange (“NYSE”) is restricted or the NYSE is closed, other than customary weekend and holiday closings; (ii) for any period during which an emergency exists as a result of which disposal of securities or determination of the net asset value of the Funds is not reasonably practicable; or (iii) for such other periods as the SEC may by order permit for protection of shareholders of the Funds.

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Standard Procedures.  To redeem some or all of your shares in a Fund, generally you must send the Transfer Agent a signed written request that specifies the account number and either the dollar amount or the number of shares to be redeemed.  The Transfer Agent may require additional documentation for redemptions by business entities and organizations or by a single purchaser such as a trustee or guardian.  Similar procedures apply to exchanges between the Funds.  See “Telephone Exchanges and Redemptions” on page 39 and “Signatures and Signature Guarantees” on page 35.

Wire Transfers of Redemption Proceeds.  For the protection of shareholders and the Company, you must place wire transfer instructions on file with the Transfer Agent prior to executing any request for the wire transfer of redemption proceeds.  You may change the bank account previously designated by written request, which must include appropriate signature guarantees, a copy of any applicable corporate resolution, or other relevant documentation.  A $25 fee is charged for each outgoing wire redemption.

Contingent Deferred Sales Charge — Class A Shares.  A contingent deferred sales charge (“CDSC”) generally will be deducted from your redemption proceeds of Class A shares purchased in amounts aggregating $1 million or more if they are redeemed within one year of purchase.  The CDSC will equal 1% of the lesser of the aggregate net asset value of the redeemed shares (not including shares purchased by reinvestment of dividends or distributions) or the original cost of such shares.  However, your total CDSC will not exceed the total dealer reallowances paid on your Class A shares that are subject to a CDSC.  In calculating the CDSC, all redemptions of a “Single Purchaser” (as defined in “Reducing Your Sales Charge - — Class A Shares” on page 36) will be combined.  A CDSC will not be charged on Class A shares acquired through transactions described in “Waiver of Initial Sales Charge on Class A Shares” beginning on page 36.  A CDSC will also not be charged in the case of redemptions of Class A shares made for: (1) retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Section 401(a) of the Internal Revenue Code, or from Individual Retirement Accounts (“IRAs”), or other employee benefit plans; (2) returns of excess contributions to such retirement or employee benefit plans; (3) Automatic Withdrawal Plan payments limited to no more than 12% of the original account value annually; and (4) involuntary redemptions of Class A shares by operation of law or under procedures set forth in the Fund’s Articles of Incorporation or as adopted by the Board of Directors.

Class A shares on which a CDSC was paid at the time of redemption and which are subsequently reinvested under the “Reinvestment Privilege” will be credited with payment of the CDSC on such reinvestment if identified by the shareholder at the time of reinvestment.  In determining whether a CDSC is payable, and the amount of any such CDSC, Class A shares not subject to a CDSC are redeemed first, including Class A shares purchased by reinvestment of dividends and distributions, and then other Class A shares are redeemed in the order of purchase.

Contingent Deferred Sales Charge — Class C Shares.  A CDSC of 1% of the offering price (net asset value at the time of purchase) or the net asset value of the shares at the time of sale by the shareholder, whichever is less, is charged on sales of Class C shares made within one year of the purchase date.  The CDSC on Class C shares will be waived in the case of redemptions of Class C shares made for: (1) retirement distributions (or loans) to participants or beneficiaries from retirement plans qualified under Section 401(a) of the Internal Revenue Code, or from IRAs, or other employee benefit plans; (2) returns of excess contributions to such retirement or employee benefit plans; (3) Automatic Withdrawal Plan payments limited to no more than 12% of the original account value annually; and (4) involuntary redemptions of Class C shares by operation of law or under procedures set forth in the Fund’s Articles of Incorporation or as adopted by the Board of Directors.

Class C shares on which CDSC was paid at the time of redemption and which are subsequently reinvested under the “Reinvestment Privilege” will be credited with payment of the CDSC on such reinvestment if identified by the shareholder at the time of reinvestment.  In determining whether a CDSC is payable, and the amount of any such CDSC, Class C shares not subject to CDSC are redeemed first, including Class C shares purchased by reinvestment of dividends and distributions, and then other Class C shares are redeemed in the order of purchase.

Redemption Fee — All Classes.  You will also be charged a 2% redemption fee if you sell or exchange shares of the Government Securities Fund or the Income and Equity Fund within thirty days of purchase, or shares of the Balanced Fund, Large Cap Value Fund, Mid Cap Value Fund or the Small Cap Value Fund within one hundred and eighty days of purchase, with certain exceptions. The redemption fee does not apply to: (1) redemptions under an automatic withdrawal program or periodic asset reallocation plan required minimum distributions (RMD), employer mandated distributions from a qualified plan, or distributions under a qualified domestic relations order (QDRO); (2) redemptions to pay for expenses related to terminal illness, death, extended hospital or nursing home care, or other serious medical conditions; (3) redemptions of shares acquired through dividend and capital gains reinvestments; (4) loans from a qualified plan account, and (5) redemptions initiated by the Fund. Certain differences may apply to transactions through financial intermediaries (See “Redemption Fee” in the prospectus.)  The redemption fee is intended to offset costs associated with short-term shareholder trading. The proceeds of this fee are paid to the relevant Fund, unlike the proceeds of the CDSC, which are used to pay distribution costs. The redemption fee is in

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addition to the CDSC, if applicable. The redemption fee is 2% of the net asset value of the shares sold or exchanged. In computing the redemption fee, shares purchased through reinvestment of distributions will be redeemed first without charging the fee, followed by the shares held longest. A $25 fee will be charged for each outgoing wire redemption to cover associated processing and administrative costs.

Reinvestment Privilege.  In addition, you may reinvest in a Fund from which you redeemed the proceeds of a full or partial redemption of your Class A Fund shares without payment of a sales charge upon such reinvestment in Class A shares where (1) the reinvestment is effected within 60 days of the prior redemption, (2) the amount reinvested does not exceed your redemption proceeds, (3) such reinvestment privilege has not been previously utilized by you in the current calendar year and (4) you notify the Transfer Agent that you are entitled to reinvest your redemption proceeds in the particular Fund at that Fund’s net asset value per share next determined after receipt of such request.  If you qualify for a no sales charge purchase, please contact the Transfer Agent for details and appropriate forms.

Retirement Plans

Fund shares are available in connection with tax benefited retirement plans established under Sections 401(a) and 403(b) of the Internal Revenue Code (“Code”), IRAs and SEP IRAs under Section 408 of the Code, and corporate sponsored profit-sharing plans.  Various initial, annual maintenance and participant fees may apply to these retirement plans.  Applicable forms and information regarding plan administration, all fees, and other plan provisions are available from your Authorized Dealer or the Transfer Agent.

Address Changes and Lost Shareholder Accounts

Please notify the Transfer Agent promptly of address changes.  If the address in our records becomes incorrect (for example, you move without providing a new address to the Transfer Agent), the Transfer Agent will exercise reasonable care to ascertain your correct address.  Except as provided below, the Transfer Agent will conduct two database searches at no charge to you to locate your correct address. The first search will be conducted between 3 to 12 months after the first mailing is returned as undeliverable, and the second search between 6 and 12 months after the first.  If the Transfer Agent conducts additional searches, a lost shareholder fee of $25 will be deducted from your account.  The Transfer Agent will not conduct additional searches more frequently than semi-annually.

The Transfer Agent will not search for your address if your account balance is less than $25, if you are not a natural person, or if the Transfer Agent receives documentation that you are deceased.  If the Transfer Agent cannot locate you, your account may be escheated to the state of your last residence in our records in accordance with applicable law.

No interest will accrue on amounts represented by uncashed distribution or redemption checks, although Pacific Advisors reserves the right to reinvest any dividend check that remains outstanding longer than six months.

PORTFOLIO TRANSACTIONS

The Company has no obligation to do business with any broker/dealer or group of broker/dealers in executing transactions in securities.  In placing orders, the Manager is subject to the Company’s policy to seek the best available price and most favorable execution taking into account such factors as price (including the applicable commission or dealer spread), size, type, and difficulty of the transaction, and the firm’s general execution and operating facilities.  The Company has authorized the Manager to pay higher commissions in recognition of brokerage services which, in the Manager’s opinion, are necessary to achieve best execution, provided the Manager believes this to be in the best interest of the relevant Fund.  The Manager may also rank broker/dealers based on the value of their research services and include such ranking as a selection factor.

The Manager, subject to seeking best price and execution, is authorized to cause a Fund to pay broker/dealers that furnish brokerage and research services (as defined by Section 28(e) of the 1934 Act) a higher commission than that charged by another broker/dealer that does not furnish such brokerage and research services.  The Manager must regard such higher commissions as reasonable in relation to the brokerage and research services provided, viewed in terms of the Manager’s responsibilities to the Funds or other accounts, if any, as to which it exercises investment discretion.

The Manager’s other accounts may have investment objectives and programs that are similar to those of the Funds it advises.  Accordingly, occasions may arise when the Manager engages in simultaneous purchase and/or sale transactions of securities that are consistent with the investment objectives and programs of the Fund it advises and other accounts.  On those occasions, the Manager will allocate purchase and/or sale transactions in an equitable manner according to written procedures approved by the Board of Directors.  Such procedures may, in particular instances, be either advantageous or disadvantageous to a Fund.

41

The Distributor, a registered broker/dealer, may act as broker for the Company, in conformity with the securities laws and rules thereunder.  The Distributor is a fully owned subsidiary of the Manager.  In order for the Distributor to effect any portfolio transactions for the Company on an exchange or board of trade, the commissions it receives must be reasonable and fair compared to the commissions paid to other brokers in connection with comparable transactions involving similar securities or futures being purchased or sold on an exchange or board of trade during a comparable period of time.  This standard would allow the Distributor to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm’s-length transaction.  The Company’s Board of Directors has approved procedures for evaluating the reasonableness of commissions paid to the Distributor and periodically reviews these procedures.  The Distributor will not act as principal in effecting any portfolio transactions for the Company.

For the prior three fiscal years ended December 31, the total brokerage commissions paid by each Fund were as follows:

	Government Securities Fund	Income and Equity Fund	Balanced Fund	Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund
2012	$537	$1,364	$11,450	$1,133	$4,444	$113,976
2013	$98	$3,004	$3,522	$2,417	$2,860	$162,786
2014	$102	$554	$2,219	$1,206	$4,997	$165,808

No amounts were paid to brokers that provided research and brokerage services.

For the prior three fiscal years ended December 31, the total brokerage commissions paid by each Fund to the Distributor were as follows:

	Government Securities Fund		Income and Equity Fund	Balanced Fund		Large Cap Value Fund	Mid Cap Value Fund	Small Cap Value Fund
2012	$(435	)*	$422	$2,299		$274	$1,482	$23,943
2013	$(357	)*	$808	$(1,699	)*	$267	$816	$21,348
2014	$(498	)*	$90	$(427	)*	$435	$1,008	$15,756

* The Distributor paid minimum ticket charges to the executing broker which exceeded the commission charged by the Distributor to the Fund.

Of these amounts, no amounts were paid to brokers that provided research and brokerage services.  For the fiscal year ending December 31, 2014, brokerage commissions paid to the Distributor constituted 16.25% of all brokerage commissions paid by the Income and Equity Fund, 36.09% of all brokerage commissions paid by the Large Cap Value Fund, 20.18% of all brokerage commissions paid by the Mid Cap Value Fund, and 9.50% of all brokerage commissions paid by the Small Cap Value Fund.  For the fiscal year ended December 31, 2014, the dollar value of commissionable portfolio transactions effected through the Distributor constituted 100% of all such transactions effected by the Government Securities Fund, Income and Equity Fund, Balanced Fund, Large Cap Value Fund, 89.00% of all such transactions effected by the Mid Cap Value Fund, and 10.42% of all such transactions effected by the Small Cap Value Fund.

VALUATION OF FUND SHARES

Class A Fund shares are sold at their offering price, which is the net asset value per share plus the applicable front-end sales charge.  As described elsewhere in this SAI, however, certain purchases of Class A shares are made at net asset value.  The public offering price of Class C shares and Class I shares is the net asset value per share.

The net asset value of per share of each Fund is usually calculated as of the close of regular trading on the NYSE, currently 4:00 p.m., Eastern Time, on every day the NYSE is open for trading, except on days where both (1) the degree of trading in a Fund’s portfolio securities would not materially affect the net asset value of that Fund’s shares and (2) no shares of a Fund were tendered for redemption or no purchase order was received.  The NYSE is open Monday through Friday except on the following national holidays: New Year’s Day; Martin Luther King, Jr. Day; President’s Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day.

The assets of the Fund are valued as follows:

Common Stocks, Preferred Stocks, and Convertible Preferred Stocks of issuers listed on national securities exchanges and certain OTC issues traded on the Nasdaq national market system, including ADRs, are valued at

42

the last quoted sale price at the close of the NYSE.  OTC issues not quoted on the Nasdaq system and other equity securities for which no sale price is available, are valued at the last bid price as obtained from published sources, where available, and otherwise from brokers who are market makers for such securities.

Short-Term Debt Instruments with a Remaining Maturity of 60 Days or Less are valued on an amortized cost basis.  When a security is valued at amortized cost, it is valued at its cost when purchased and thereafter by assuming a constant amortization to maturity of any discount or premium.

Short-Term Debt Instruments with a remaining Maturity of More than 60 Days, Bonds, Convertible Bonds, and other Debt Securities are generally valued at prices obtained from a bond pricing service.  Where such prices are not available, valuations will be obtained from brokers who are market makers for such securities. However, subject to oversight and review by the Company’s Board of Directors, in circumstances where the Manager deems it appropriate to do so, the mean of the bid and asked prices for OTC securities or the last available sale price for exchange traded debt securities may be used.  Where no last sale price for exchange traded debt securities is available, the mean of the bid and asked prices may be used.

Foreign Securities primarily traded on foreign securities exchanges are generally valued at the preceding closing value of such security on the exchange where they are primarily traded.  A foreign security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security by the Board of Directors or its delegates.  If no closing price is available, then such security is valued first by using the mean between the last current bid and asked prices or, second, by using the last available closing price.  All foreign securities traded in the OTC securities market are valued at the last sales quote, if market quotations are available, or the last closing bid price, if there is no active trading in a particular security for a given day.  Where market quotations are not readily available for such foreign OTC securities, then such securities will be valued in good faith by a method that the Board of Directors, or its delegates, believes accurately reflects fair value.

Options are valued at the last sale price on the market where any such option is principally traded, or, if no sale occurs on the applicable exchange on a given day, the option will be valued at the average of the quoted bid and asked prices as of the close of the applicable exchange.

Other Securities and Assets for which market quotations are not readily available or for which valuation cannot be determined or for which the price obtained is deemed erroneous or unreliable or the value of a portfolio security has been materially affected by events occurring before the Fund’s pricing time but after the close of the primary markets or exchanges on which the security is traded, are valued at fair value in accordance with guidelines approve by the Company’s Board of Directors.  Under these guidelines, all determinations of asset values using “fair value” valuation are reviewed by the Board of Directors at their next following meeting using their good faith business judgment.  Where fair value pricing is employed, the securities prices used to calculate NAV may differ from quoted or published prices for the same securities.

PERFORMANCE INFORMATION

From time to time a Fund may publish its average annual total return in its advertising, marketing material and communications to shareholders. A Fund’s average annual total return, which is the rate of growth of a Fund that would be necessary to achieve the ending value of an investment kept in the Fund for the period specified, is based on the following assumptions: (1) all dividends and distributions by the Fund are reinvested in shares of the Fund at net asset value; (2) all recurring fees are included for applicable periods; and (3) the maximum current sales load, if any, is deducted from the initial investment.

Comparative performance information also may be used from time to time in advertising or marketing a Fund’s shares.  A Fund’s total return may be compared to that of other mutual funds with similar investment objectives and to bond and other relevant indices or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. For example, the total return on Fund shares may be compared to data prepared by Lipper Analytical Services, Inc. and/or Money, Forbes, Business Week and Fortune magazines, newspapers or other investment performance services.  In addition, a Fund’s total return may be compared to an index such as the S&P 500® Index.  Such comparative performance information will be stated in the same terms in which the comparative data and indices are stated.  For these purposes, the performance of a Fund, as well as the performance of other mutual funds or indices, does not reflect sales charges, the inclusion of which would reduce performance.

43

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP, whose address is 725 S. Figueroa Street, Los Angeles, California 90017, has been appointed as the independent registered public accounting firm for the Company. Their selection was approved by the Manager, by the Audit Committee of the Board of Directors and by the Company’s Board of Directors.

FINANCIAL STATEMENTS

The financial statements for the fiscal year ended December 31, 2014 are included in the Company’s Annual Report, which is, except for pages 1 through 2 thereof, incorporated herein by reference and accompanies this Statement of Additional Information.

The financial highlights for the past five fiscal years that are included in the prospectus and the financial statements for the fiscal year ended December 31, 2014, that are incorporated by reference into this Statement of Additional Information have been audited by Ernst & Young LLP, independent registered public accounting firm, whose report is included in the most recent Annual Report, which is available upon request.

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APPENDIX

DESCRIPTION OF CORPORATE BOND RATINGS

The ratings of certain debt instruments in which the Funds may invest are described below.

Moody’s Investors Service, Inc. - Bond Ratings

Aaa — Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt-edge”.  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are not likely to impair the fundamentally strong position of such issues.

Aa — Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group, they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A — Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa — Bonds which are rated Baa are considered to be medium grade obligations, (i.e., they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba — Bonds which are rated Ba are judged to have speculative elements, and their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future.  Uncertainty of position characterizes bonds in this class.

B — Bonds which are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Standard & Poor’s Corporation - Bond Ratings

AAA — Debt rated “AAA” has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA — Debt rated “AA” has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A — Debt rated “A” has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB — Debt rated “BBB” is regarded as having an adequate capacity to pay interest and repay principal.  Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

BB, B, CCC and CC — Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation.  BB indicates the lowest degree of speculation and CC the highest degree of speculation.  While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

45

PART C. OTHER INFORMATION

Item 23. EXHIBITS

(6)	1(a) Articles of Incorporation.

(6)	1(b) Amendment One to Articles of Incorporation.

(2)	1(c) Articles of Amendment of the Articles of Incorporation dated June 28, 1997.

(4)	1(d) Articles Supplementary to Articles of Incorporation dated December 10, 1997.

(5)	1(e) Articles Supplementary to Articles of Incorporation dated February 8, 1999.

(9)	1(f) Articles Supplementary to Articles of Incorporation dated January 3, 2002.

(15)	1(g) Articles Supplementary to Articles of Incorporation dated June 1, 2006.

(6)	2 Amended and Restated By-Laws.

3 See Exhibits 1 and 2.

(6)

4(a)                          Investment Management Agreement by and between Pacific Global Fund, Inc. d/b/a Pacific Advisors Fund Inc., on behalf of the Government Securities Fund, and Pacific Global Investment Management Company.

(6)

4(c)                           Investment Management Agreement by and between Pacific Global Fund, Inc. d/b/a Pacific Advisors Fund Inc., on behalf of the Income and Equity Fund (formerly, the Income Fund), and Pacific Global Investment Management Company.

(6)	4(d) Investment Management Agreement by and between Pacific Global Fund, Inc. d/b/a Pacific Advisors Fund Inc., on behalf of the Balanced Fund, and Pacific Global Investment Management Company.

(6)	4(f) Investment Management Agreement by and between Pacific Global Fund, Inc. d/b/a Pacific Advisors Fund Inc., on behalf of the Small Cap Fund, and Pacific Global Investment Management Company.

1

(11)	4(h) Investment Management Agreement by and between Pacific Global Fund, Inc. d/b/a Pacific Advisors Fund Inc., on behalf of the Growth Fund, and Pacific Global Investment Management Company.

(13)	4(i) Investment Management Agreement by and between Pacific Global Fund, Inc. d/b/a Pacific Advisors Fund Inc., on behalf of the Multi-Cap Value Fund, and Pacific Global Investment Management Company

(6)	5(a) Distribution Agreement between Pacific Global Fund, Inc. d/b/a Pacific Advisors Fund Inc. and Pacific Global Fund Distributors, Inc.

(3)	5(b) Amendment to Distribution Agreement between Pacific Global Fund, Inc. d/b/a Pacific Advisors Fund Inc. and Pacific Global Fund Distributors, Inc.

(5)	5(c) Amendment to Distribution Agreement between Pacific Global Fund, Inc. d/b/a Pacific Advisors Fund Inc. and Pacific Global Fund Distributors, Inc.

(10)	5(d) Amendment to Distribution Agreement between Pacific Global Fund, Inc. d/b/a Pacific Advisors Fund Inc. and Pacific Global Fund Distributors, Inc.

(13)	5(e) Amendment to Distribution Agreement between Pacific Global Fund, Inc. d/b/a Pacific Advisors Fund Inc. and Pacific Global Fund Distributors, Inc.

(15)	5(f) Amendment to Distribution Agreement between Pacific Global Fund, Inc. d/b/a Pacific Advisors Fund Inc. and Pacific Global Fund Distributors, Inc. (Class I shares).

6 Not applicable.

(1)	7(a) Custody Agreement by and between Pacific Global Fund, Inc. d/b/a Pacific Advisors Fund Inc. and UMB Bank, N.A.

(5)	7(b) Amendment to Appendix B to Custody Agreement by and between Pacific Global Fund, Inc. d/b/a Pacific Advisors Fund Inc. and UMB Bank, N.A.

(10)	7(c) Amendment to Appendix B to Custody Agreement by and between Pacific Global Fund, Inc. d/b/a Pacific Advisors Fund Inc. and UMB Bank. N.A.

(6)

8(a)(1)           Transfer Agency, Dividend Disbursing Agency, and Administrative Service Agreement by and between Pacific Global Fund, Inc. d/b/a Pacific Advisors Fund Inc. and Pacific Global Investors Services, Inc.

(3)

8(a)(2)           Amendment to Transfer Agency, Dividend Disbursing Agency, and Administrative Service Agreement by and between Pacific Global Fund, Inc. d/b/a Pacific Advisors Fund Inc. and Pacific Global Investors Services, Inc.

(10)

8(a)(3)           Amendment to Transfer Agency, Dividend Disbursing Agency, and Administrative Service Agreement by and between Pacific Global Fund, Inc. d/b/a Pacific Advisors Fund Inc. and Pacific Global Investors Services, Inc.

2

(13)

8(a)(4)           Amendment to Transfer Agency, Dividend Disbursing Agency, and Administrative Service Agreement by and between Pacific Global Fund, Inc. d/b/a Pacific Advisors Fund Inc. and Pacific Global Investor Services, Inc.

(15)

8(a)(5)           Amendment to Transfer Agency, Dividend Disbursing Agency, and Administrative Service Agreement by and between Pacific Global Fund, Inc. d/b/a Pacific Advisors Fund Inc. and Pacific Global Investor Services, Inc. (Class I shares).

(18)

8(a)(6)           Amendment to Transfer Agency, Dividend Disbursing Agency, and Administrative Service Agreement by and between Pacific Global Fund, Inc. d/b/a Pacific Advisors Fund Inc. and Pacific Global Investor Services, Inc.

(21)

8(a)(7)           Amendment to Transfer Agency, Dividend Disbursing Agency, and Administrative Service Agreement by and between Pacific Global Fund, Inc. d/b/a Pacific Advisors Fund Inc. and Pacific Global Investor Services, Inc.

(1)	8(b)(1) Accounting Services Agreement by and between Pacific Global Fund, Inc. d/b/a Pacific Advisors Fund, Inc. and Pacific Global Investor Services, Inc.

(10)	8(b)(2) Amendment to Accounting Services Agreement by and between Pacific Global Fund, Inc. d/b/a Pacific Advisors Fund Inc. and Pacific Global Investor Services, Inc.

(12)

8(c)(2)            Amended and Restated Expense Limitation Agreement by and between Pacific Global Fund, Inc. d/b/a Pacific Advisors Fund Inc., on behalf of the Government Securities Fund, and Pacific Global Investment Management Company.

(19)

8(d)(3)           Amended and Restated Expense Limitation Agreement by and between Pacific Global Fund Inc. d/b/a Pacific Advisors Fund Inc., on behalf of the Income and Equity Fund, and Pacific Global Investment Management Company.

(3)	8(e) Expense Limitation Agreement by and between Pacific Global Fund, Inc. d/b/a Pacific Advisors Fund Inc., on behalf of the Balanced Fund, and Pacific Global Investment Management Company.

(3)	8(f)(1) Expense Limitation Agreement by and between Pacific Global Fund, Inc. d/b/a Pacific Advisors Fund Inc., on behalf of the Small Cap Fund, and Pacific Global Investment Management Company.

(12)

8(f)(2)             Amendment to the Expense Limitation Agreement by and between Pacific Global Fund, Inc. d/b/a Pacific Advisors Fund Inc., on behalf of the Small Cap Fund, and Pacific Global Investment Management Company.

(4)

8(g)(1)            Amendment to Expense Limitation Agreement by and between Pacific Global Fund, Inc. d/b/a Pacific Advisors Fund Inc., on behalf of the Balanced Fund, and Pacific Global Investment Management Company.

(12)

8(g)(2)            Amendment to the Expense Limitation Agreement by and between Pacific Global Fund, Inc. d/b/a Pacific Advisors Fund Inc., on behalf of the Balanced Fund, and Pacific Global Investment Management Company.

(12)

8(h)(2)           Amended and Restated Expense Limitation Agreement by and between Pacific Global Fund, Inc. d/b/a Pacific Advisors Fund Inc., on behalf of the Growth Fund, Pacific Global Investment Management Company, and Pacific Global Investor Services, Inc.

(24)

8(h)(3)           Amended and Restated Expense Limitation Agreement by and between Pacific Global Fund, Inc. d/b/a Pacific Advisors Fund Inc., on behalf of the Large Cap Value Fund (formerly the “Growth Fund”) and Pacific Global Investment Management Company.

(12)

8(i)(2)               Amended and Restated Expense Limitation Agreement by and between Pacific Global Fund, Inc. d/b/a Pacific Advisors Fund Inc., on behalf of the Multi-Cap Value Fund, and Pacific Global Investment Management Company.

(17)

8(j)                           Amended and Restated Expense Limitation Agreement by and between Pacific Global Fund, Inc. d/b/a Pacific Advisors Fund Inc., on behalf of the Government Securities Fund, and Pacific Global Investment Management Company.

3

(5)	9(a) Opinion and Consent of Counsel regarding the legality of the securities being registered.

(10)	9(b) Opinion and consent of Counsel regarding the legality of the securities being registered.

(15)	9(c) Opinion and consent of Counsel regarding the legality of the securities being registered.

10 Consent of Emst & Young, LLP, Independent Auditors (filed herewith).

11 Not applicable.

(5)	12 Form of Subscription Agreement.

(6)	13(a) Plan of Distribution Pursuant to Rule 12b-1 for Class A Shares.

(6)	13(b) Agreement Pursuant to Plan of Distribution for Class A Shares.

(3)	13(c) Plan of Distribution Pursuant to Rule 12b-1 for Class C Shares.

(3)	13(d) Agreement Pursuant to Plan of Distribution for Class C Shares.

(10)	13(e) Form of Amendment to Agreement Pursuant to the Plan of Distribution for Class A Shares.

(10)	13(f) Form of Amendment to Agreement Pursuant to the Plan of Distribution for Class C Shares.

(17)	13(g) Services Agreement between Fidelity Brokerage Services LLC and National Financial Services LLC and Pacific Advisors Fund Inc. and Pacific Global Fund Distributors, Inc.

(17)	13(h) Agency Agreement between and among The Vanguard Group, Inc., Pacific Advisors Fund Inc., Pacific Global Investor Services, Inc. and Pacific Global Fund Distributors, Inc.

(17)	13(i) Servicing Agreement between Ameritrade, Inc., Pacific Global Investment Management Company and Pacific Advisors Fund Inc.

(24)	13(j) Operating Agreement between Charles Schwab & Co., Inc. and Pacific Advisors Fund Inc.

(20)	13(k) Form of Standard Agency Agreement (Trust Companies)

(23)	13(l) Selling Agreement between and among Ameriprise Financial Services, Inc., Pacific Advisors Fund Inc., and Pacific Global Fund Distributors, Inc.

(3)	14(a) Rule 18f-3 Multiple Class Plan.

(10)	14(b) Amended Schedule A to Rule 18f-3 Multiple Class Plan.

(10)	14(c) Amended Schedule B-1 to Rule 18f-3 Multiple Class Plan.

(15)	14(d) Amended and Restated Rule 18f-3 Multiple Class Plan.

(16)	14(e) Amended and Restated Rule 18f-3 Multiple Class Plan.

15 (Reserved)

(19)	16(a) Code of Ethics for Pacific Global Investment Management Company.

(19)	16(b) Code of Ethics for Pacific Global Fund d/b/a Pacific Advisors Fund, Inc. and Pacific Global Fund Distributors, Inc.

(16)	99(a) Power of Attorney of L. Michael Haller, III, Gerald E. Miller and Louise K. Taylor.

(17)	99(b) Power of Attorney of Victoria Breen.

(22)	99(c) Power of Attorney of Peter C. Hoffman

(1)                                 Incorporated herein by reference to Post-Effective Amendment No. 4 to Registrant’s Form N-1A Registration Statement (File No. 33-50208).

4

(2)                                 Incorporated herein by reference to Post-Effective Amendment No. 6 to Registrant’s Form N-1A Registration Statement (File No. 33-50208).

(3)                                 Incorporated herein by reference to Post-Effective Amendment No. 8 to Registrant’s Form N-1A Registration Statement (File No. 33-50208).

(4)                                 Incorporated herein by reference to Post-Effective Amendment No. 9 to Registrant’s Form N-1A Registration Statement (File No. 33-50208).

(5)                                 Incorporated herein by reference to Post-Effective Amendment No. 10 to Registrant’s Form N-1A Registration Statement (File No. 33-50208).

(6)                                 Incorporated herein by reference to Post-Effective Amendment No. 11 to Registrant’s Form N-1A Registration Statement (File No. 33-50208).

(7)                                 Incorporated herein by reference to Post-Effective Amendment No. 12 to Registrant’s Form N-1A Registration Statement (File No. 33-50208).

(8)                                 Incorporated herein by reference to Post-Effective Amendment No. 13 to Registrant’s Form N-1A Registration Statement (File No. 33-50208).

(9)                                 Incorporated herein by reference to Post Effective Amendment No. 17 to Registrant’s Form N-1A Registration Statement (File No. 33-50208).

(10)                          Incorporated herein by reference to Post-Effective Amendment No. 18 to Registrant’s Form N-1A Registration Statement (File No. 33-50208).

(11)                          Incorporated herein by reference to Post-Effective Amendment No. 19 to Registrant’s Form N-1A Registration Statement (File No. 33-50208).

(12)                          Incorporated herein by reference to Post-Effective Amendment No. 20 to Registrant’s Form N-1A Registration Statement (File No. 33-50208).

(13)                          Incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant’s Form N-1A Registration Statement (File No. 33-50208).

(14)                          Incorporated herein by reference to Post-Effective Amendment No. 22 to Registrant’s Form N-1A Registration Statement (File No. 33-50208).

(15)                          Incorporated herein by reference to Post-Effective Amendment No. 25 to Registrant’s Form N-1A Registration Statement (File No. 33-50208).

(16)                          Incorporated herein by reference to Post-Effective Amendment No. 28 to Registrant’s Form N-1A Registration Statement (File No. 33-50208).

(17)                          Incorporated herein by reference to Post-Effective Amendment No. 29 to Registrant’s Form N-1A Registration Statement (File No. 33-50208).

(18)                          Incorporated herein by reference to Post-Effective Amendment No. 30 to Registrant’s Form N-1A Registration Statement (File No. 33-50208).

(19)                          Incorporated herein by reference to Post-Effective Amendment No. 31 to Registrant’s Form N-1A Registration Statement (File No. 33-50208).

(20)                          Incorporated herein by reference to Post-Effective Amendment No. 32 to Registrant’s Form N-1A Registration Statement (File No. 33-50208).

(21)                          Incorporated herein by reference to Post-Effective Amendment No. 34 to Registrant’s Form N-1A Registration Statement (File No. 33-50208).

(22)                          Incorporated herein by reference to Post-Effective Amendment No. 36 to Registrant’s Form N-1A Registration Statement (File No. 33-50208).

(23)                          Incorporated herein by reference to Post-Effective Amendment No. 39 to Registrant’s Form N-1A Registration Statement (File No. 33-50208).

(24)                          Incorporated herein by reference to Post-Effective Amendment No. 46 to Registrant’s Form N-1A Registration Statement (File No. 33-50208).

Item 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE COMPANY

Pacific Global Fund Distributors, Inc. (“Pacific Distributors”), a California corporation, is the Company’s distributor and is a wholly-owned subsidiary of Pacific Management. Pacific Global Investor Services, Inc., a California corporation, is the Company’s transfer agent and also is a wholly-owned subsidiary of Pacific Management.

Item 25. INDEMNIFICATION

(a) GENERAL.

5

The Company will indemnify any individual (“Indemnitee”) who is a present or former director, officer, employee, or agent of the Company, or who is or has been serving at the request of the Company as a director, officer, partner, trustee, employee, or agent of another corporation, partnership, joint venture, trust or other enterprise, who, by reason of his service in that capacity, was, is, or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (hereinafter collectively referred to as a “Proceeding”) against any judgments, penalties, fines, settlements, and reasonable expenses (including attorney’s fees) incurred by such Indemnitee in connection with any Proceeding, to the fullest extent that such indemnification may be lawful under the Maryland General Corporation Law. Except as otherwise set forth in the Company’s Articles of Incorporation and By-Laws, any payment of indemnification or advance of expenses will be made in accordance with the procedures set forth in the Maryland General Corporation Law. [By-Laws, Article 10, Section 10.01]

(b) DISABLING CONDUCT. The Company will not indemnify any Indemnitee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office (such conduct hereinafter referred to as “Disabling Conduct”).

Accordingly, the Company will make no indemnification of any Indemnitee unless: (1) there is a final decision on the merits by a court or other body before whom the Proceeding was brought that the Indemnitee was not liable by reason of Disabling Conduct; or (2) in the absence of such a decision, there is a reasonable determination, based upon a review of the facts, that the Indemnitee was not liable by reason of Disabling Conduct, which determination is made by: (a) the vote of a majority of a quorum of directors who are neither interested persons of the Company nor parties to the Proceeding (hereinafter referred to as “disinterested non-party directors”) or (b) independent legal counsel in a written opinion. [By-Laws, Article 10, Section 10.01]

(c) STANDARD OF CONDUCT. Under Maryland General Corporation Law, a corporation may indemnify any director made a party to a Proceeding by reason of service in that capacity unless it is proved that: (1) the act or omission of the director was material to the cause of action adjudicated in the proceeding and (a) was committed in bad faith, or (b) was the result of active and deliberate dishonesty; or (2) the director actually received an improper personal benefit in money, property, or services; or (3) in the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. [MGCL  Section 2-418(b)]

Under Maryland General Corporation Law, the termination of any proceeding by judgment, order, or settlement does not create a presumption that the director did not meet the requisite standard of conduct; however, the termination of any proceeding by conviction, or plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, will create a rebuttable presumption that the director did not meet the requisite standard of conduct. No indemnification may be made under Maryland General Corporation Law unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because he has met the applicable standard of conduct required. [MGCL Section 2-418 (b) and (c)]

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(d) REQUIRED INDEMNIFICATION. The Maryland General Corporation Law requires that a director who is successful, on the merits or otherwise, in the defense of any Proceeding be indemnified against reasonable expenses incurred by the director in connection therewith. In addition, under Maryland General Corporation Law, a court of appropriate jurisdiction may order indemnification under certain circumstances. [MGCL Section 2-418(d)]

(e) ADVANCE PAYMENT. The Company will pay any reasonable expenses so incurred by an Indemnitee in defending a Proceeding in advance of the final disposition thereof to the fullest extent that such advance payment may be lawful under the Maryland General Corporation Law. However, any advance of expenses by the Corporation to any Indemnitee will be made only upon receipt of: (1) a written affirmation by the Indemnitee of his good faith belief that the requisite standard of conduct necessary for indemnification under the Maryland General Corporation Law has been met, and (2) a written undertaking by the Indemnitee to repay such advance if it is ultimately determined that such standard of conduct has not been met; provided that either (a) the Indemnitee provides a security for his undertaking, or (b) the Company is insured against losses arising by reason of any such lawful advances, or (c) a majority of a quorum of the disinterested non-party directors, or independent legal counsel in a written opinion, determines, based on a review of readily available facts, that there is reason to believe that the Indemnitee ultimately will be found entitled to indemnification. [By-Laws, Article 10, Section 10.02]

(f) NON-EXCLUSIVE RIGHT. The indemnification and advancement of expenses provided or authorized by Maryland General Corporation Law is not deemed exclusive of any other rights to which a director may be entitled under any articles of incorporation, by-law, resolution of stockholders or directors, agreement, or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office. [MGCL Section 2-418(g)]

(g) INSURANCE. The Company may purchase and maintain insurance on its behalf and on behalf of any director, officer, employee, or agent of the Company, or who is or was serving at the request of the Company as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in or arising out of his position, whether or not the Company would have the power to indemnify him against such liability. [By-Laws, Article 10, Section 10.03]

(h) PUBLIC POLICY PRESUMPTION UNDER THE SECURITIES ACT OF 1933 (THE “1933 ACT”) AND UNDERTAKING PURSUANT TO RULE 484(b)(1) UNDER THE 1933 ACT.

Insofar as indemnification for liabilities arising under the 1933 Act may be permitted to directors, officers, and controlling persons of the Company pursuant to the Company’s By-Laws or otherwise, the Company has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, officer, or controlling person of the Company in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, then

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the Company will, unless in the opinion of its counsel the matter has been settled by a controlling precedent, submit to a court of appropriate jurisdiction the question of whether indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue. [1933 Act, Rule 484(b)]

Item 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Certain information pertaining to business and other connections of the Company’s investment manager, Pacific Management, is hereby incorporated herein by reference to the section of the Prospectus captioned “FUND MANAGEMENT ORGANIZATIONS” and to the section of the Statement of Additional Information captioned “INVESTMENT MANAGEMENT AND OTHER SERVICES.” Set forth below is a list of each director and officer of Pacific Management, indicating each business, profession, vocation, or employment of a substantial nature in which each such person has been, at any time during the past two fiscal years, engaged for his own account or in the capacity of director, officer, partner, or trustee.

ADVISER	NAME AND POSITION WITH ADVISER	POSITION DURING PAST TWO FISCAL YEARS
Pacific Global Investment	George A. Henning	101 North Brand Boulevard
Management Company	President and Director	Suite 1950
Glendale, CA 91203

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Victoria Breen	President and Owner
Assistant Secretary and Director	Derby & Derby Inc.
603 West Ojai Avenue
Ojai, CA 93023
(Registered investment adviser and insurance marketing)

Registered Principal
Foothill Securities Inc.
603 West Ojai Avenue
Ojai, CA 93023

Agent (1994-2015)
Transamerica Life Companies
603 West Ojai Avenue
Ojai, CA 93023

Registered Principal (1994-2015)
Transamerica Financial Advisors, Inc.
603 West Ojai Avenue
Ojai, CA 93023

Barbara A. Kelley	101 North Brand Boulevard
Executive Vice President,	Suite 1950
Chief Compliance Officer and Director	Glendale, CA 91203

Catherine L. Henning	101 North Brand Boulevard
Senior Vice President Secretary and	Suite 1950
Director	Glendale, CA 91203

Jingjing Yan	101 North Brand Boulevard
Vice President and Treasurer	Suite 1950
Glendale, CA 91203

Edward L. Apple, Jr.	101 North Brand Boulevard
Director	Suite 1950
Glendale, CA 91203

Robert Patrick Kruczek	101 North Brand Boulevard
Vice Chairman and Director	Suite 1950
Glendale, CA 91203

Herbert Nishida	Consultant
Director	Occidental Underwriters of Hawaii, Ltd.
1163 South Beretania Street
Honolulu, HI 96814

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Item 32. PRINCIPAL UNDERWRITERS

(a)                                 Pacific Distributors acts as principal underwriter and distributor of the Company’s shares on a best-efforts basis. Pacific Distributors does not serve as principal underwriter or distributor for any other investment company.

(b)                                 Set forth below is information concerning each director and officer of Pacific Distributors.

NAME AND PRINCIPAL BUSINESS ADDRESS*	POSITIONS AND OFFICES WITH UNDERWRITER	OFFICES WITH THE COMPANY
George A. Henning	Chairman of the Board and Director	Chairman of the Board and President
Barbara A. Kelley	Vice President and Director	Chief Compliance Officer and Vice President
Catherine L. Henning	President, Secretary, Chief Compliance Officer and Director	Vice President and Secretary
Jingjing Yan	Treasurer	Treasurer

*                 The principal business address of each person listed in the table is 101 North Brand Boulevard Suite 1950 Glendale, CA 91203.

Item 33. LOCATION OF ACCOUNTS AND RECORDS

The following entities prepare, maintain, and preserve the records required by Section 31(a) of the Investment Company Act of 1940 (the “1940 Act”) for the Company. These services are

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provided to the Company through written agreements between the parties to the effect that such services will be provided to the Company for such periods prescribed by the rules and regulations of the Securities and Exchange Commission under the 1940 Act and such records are the property of the entity required to maintain and preserve such records and will be surrendered promptly on request.

UMB Bank, N.A. serves as custodian for the Company and in such capacity keeps records regarding securities and other assets in custody and in transfer, bank statements, cancelled checks, financial books and records, and other records relating to its duties in its capacity as custodian. Pacific Global Investor Services, Inc. (“PGIS”) serves as the transfer agent, dividend disbursing agent, and administrative services agent for the Company and in such capacity is responsible for records regarding each shareholder’s account and all disbursements made to shareholders. PGIS also serves as accounting services agent for the Company pursuant to an Accounting Services Agreement and maintains all records required pursuant to such agreement. Pacific Management, pursuant to its Investment Management Agreements with respect to each Fund, maintains all records required pursuant to such agreements. Pacific Distributors, as principal underwriter for the Company, maintains all records required pursuant to the Distribution Agreement with the Company.

Item 34. MANAGEMENT SERVICES

Pacific Management, pursuant to its Investment Management Agreements with the Company, performs certain administrative services for the Company. Pacific Global Investor Services, Inc., pursuant to the Transfer Agency, Dividend Disbursing Agency, and Administrative Service Agreement with the Company, assists Pacific Management in performing certain administrative services for the Company.

Item 35. UNDERTAKINGS

The Company undertakes to furnish to each person to whom a prospectus is delivered with a copy of the Company’s latest Annual Report to Shareholders upon request and without charge.

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SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Pacific Global Fund, Inc. d/b/a Pacific Advisors Fund Inc., certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 47 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Glendale and State of California, on the 1st day of May, 2015.

PACIFIC GLOBAL FUND, INC.

d/b/a PACIFIC ADVISORS FUND INC.

(Registrant)

By:	/s/ George Henning
George Henning
President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 47 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE	DATE

Victoria Breen*
Victoria Breen	Director	May 1, 2015

L. Michael Haller, III*
L. Michael Haller, III	Director	May 1, 2015

/s/ George A. Henning
George A. Henning	President and Chairman of the Board	May 1, 2015
(Principal Executive Officer)

Peter C. Hoffman*
Peter C. Hoffman	Director	May 1, 2015

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SIGNATURE	TITLE	DATE

Gerald E. Miller*
Gerald E. Miller	Director	May 1, 2015

Louise K. Taylor*
Louise K. Taylor	Director	May 1, 2015

/s/ Jingjing Yan
Jingjing Yan	Treasurer (Principal Financial and Accounting Officer)	May 1, 2015

* By	/s/ George A. Henning	May 1, 2015
George A. Henning
Attorney-In-Fact

* George A. Henning, pursuant to powers of attorney.